Exhibit 4.17.2
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WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

EXECUTION VERSION
25 SEPTEMBER 2018
MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT
among
INTERNATIONAL FLEET FINANCING NO. 2 B.V.
as Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder and Spanish Noteholder
HERTZ AUTOMOBIELEN NEDERLAND B.V.
as Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer
STUURGROEP FLEET (NETHERLANDS) B.V.
as Dutch FleetCo, Dutch Lessor and, acting through its Spanish branch, Spanish FleetCo and Spanish Lessor
HERTZ FRANCE S.A.S.
as French OpCo, French Lessee, French Administrator and French Servicer
RAC FINANCE S.A.S.
as French FleetCo and French Lessor
HERTZ DE ESPANA SL
as Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer
HERTZ AUTOVERMIETUNG GMBH
as German OpCo, German Lessee, German Administrator and German Servicer
HERTZ FLEET LIMITED
as German FleetCo and German Lessor

EUROTITRISATION S.A.
FCT Management Company on behalf of FCT YELLOW CAR
BNP PARIBAS SECURITIES SERVICES
FCT Custodian
BNP PARIBAS SECURITIES SERVICES
FCT Registrar
BNP PARIBAS SECURITIES SERVICES
FCT Paying Agent
BNP PARIBAS S.A.
as French Lender and FCT Servicer
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent

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HERTZ EUROPE LIMITED
as Issuer Administrator
BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH
as Registrar
THE HERTZ CORPORATION
as Guarantor
TMF SFS MANAGEMENT BV
as Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator and Spanish Back-Up Administrator
KPMG LLP
as Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator,
German Liquidation Co-ordinator and Spanish Liquidation Co-ordinator,
BNP PARIBAS TRUST CORPORATION UK LIMITED
as Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee
BNP PARIBAS SECURITIES SERVICES
as FCT Account Bank
BNP PARIBAS S.A., GERMAN BRANCH
as German Account Bank (German Branch)
BNP PARIBAS S.A.
as French Account Bank
BNP PARIBAS S.A., DUBLIN BRANCH
as Issuer Account Bank and German Account Bank (Irish Branch)
BNP PARIBAS S.A., NETHERLANDS BRANCH
as Dutch Account Bank
SANNE TRUSTEE SERVICES LIMITED
as trustee of the Hertz Funding France Trust
CERTAIN ENTITIES NAMED HEREIN
as Committed Note Purchasers
CERTAIN ENTITIES NAMED HEREIN
as Conduit Investors
CERTAIN ENTITIES NAMED HEREIN
as Funding Agents
HERTZ HOLDINGS NETHERLANDS B.V.
as Subordinated Noteholder and Subordinated Note Registrar

ii

Exhibit 4.17.2
CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

TABLE OF CONTENTS
Page No.

1	DEFINITIONS	4
2	PRINCIPLES OF INTERPRETATION AND CONSTRUCTION	121
3	NOTICES	130
4	AMENDMENTS AND WAIVERS	140
5	DUTCH POWER OF ATTORNEY	141
6	AMENDMENTS TO FRENCH RELATED DOCUMENTS	141
7	SERVICE OF PROCESS	141

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OMITTED PORTIONS INDICATED BY [*REDACTED*].

THIS MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT is originally dated 25 September 2018, as amended from time to time

1	DEFINITIONS
In this Master Definitions and Constructions Agreement and in any document that incorporates this Clause of the Master Definitions and Constructions Agreement (unless a term defined below is defined otherwise in the relevant document, in which case the definition of the relevant document shall prevail):

1.1	GENERAL DEFINITIONS
“2010 Assigned Receivables” means the receivables assigned under the Receivables Assignment Agreement 2010.
“2010 Fleet Vehicle” means each Vehicle (i) which German OpCo has purchased under a Vehicle Purchasing Agreement, (ii) in respect of which German OpCo has acquired title (Eigentum) or an expectancy/inchoate right (Anwartschaftsrecht) and where the Initial Purchase Price was paid in full to the relevant Supplier prior to the date of this Agreement, (iii) in respect to which legal title or expectancy/inchoate rights (Anwartschaftsrechte) to such Vehicles have been transferred to the Security Agent 2010 and (iv) in respect to which German FleetCo has not yet disposed of.
“Acceptable Bank” means a bank, depositary institution or other entity authorised to accept deposits in the Relevant Jurisdiction and in each case, whose long-term senior unsecured debt obligations are rated at least “BBB” (or the equivalent thereof) by DBRS (or if such entity is not rated by DBRS, “Baa2” by Moody’s or “BBB” by S&P).
“Account” means any of the accounts established pursuant to the International Account Bank Agreement, the FCT Account Bank Agreement, the French Account Bank Agreement and the Spanish Account Letter of Acknowledgement.
“Account Bank” means, the Issuer Account Bank, the Dutch Account Bank, the FCT Account Bank, the French Account Bank, the German Account Bank and/or the Spanish Account Bank, as applicable.
“Account Bank Agreement” means the International Account Bank Agreement and/or the French Account Bank Agreement and/or the FCT Account Bank Agreement and/or the Spanish Account Letter of Acknowledgement, as applicable.
“Account Bank Termination Event” has the meaning set out in the relevant Account Bank Agreement.
“Account Conditions” has the meaning specified in the International Account Bank Agreement.
“Account Holder” means each of the parties listed in Part I of Schedule 1 (Account Holders) of the International Account Bank Agreement, or identified as an account holder in the French Account Bank Agreement or FCT Account Bank Agreement or Spanish Account Letter of Acknowledgement, as the context shall require.
“Account Mandate” means a FleetCo Account Mandate or an Issuer Account Mandate, as the context shall require.
“Accrued Amounts” means, on any date of determination, the sum of the amounts payable (without taking into account availability of funds) pursuant to Clauses 5.3(a) through (i), (k) and (l) (Application of Funds in the Issuer Interest Collection Account) of the Issuer Facility Agreement that have accrued and remain unpaid as of such date.

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“Accumulated Depreciation” means, with respect to any Lease Vehicle, as of any date of determination:

(a)	the sum of:

(i)
all Monthly Base Rent with respect to such Lease Vehicle paid or payable (since such Lease Vehicle’s most recent Vehicle Lease Commencement Date) under the applicable Master Lease on or prior to the Payment Date occurring in the calendar month in which such date of determination occurs;

(ii)
the Final Base Rent with respect to such Lease Vehicle, if any, paid or payable (since such Lease Vehicle’s most recent Vehicle Lease Commencement Date) under the applicable Master Lease on or prior to the Payment Date occurring in the calendar month immediately following such date;

(iii)
the Pre-VLCD Program Vehicle Depreciation Amount with respect to such Lease Vehicle, if any, paid or payable (since such Lease Vehicle’s most recent Vehicle Lease Commencement Date) under the applicable Master Lease on or prior to the Payment Date occurring in the calendar month immediately following such date;

(iv)
all Redesignation to Non-Program Amounts with respect to such Lease Vehicle, if any, paid or payable (since such Lease Vehicle’s most recent Vehicle Lease Commencement Date) under the applicable Master Lease on or prior to the Payment Date occurring in the calendar month in which such date of determination occurs; and

(v)
the Program Vehicle Depreciation Assumption True-Up Amount with respect to such Lease Vehicle, if any, paid or payable (since such Lease Vehicle’s most recent Vehicle Lease Commencement Date) under the applicable Master Lease by the applicable Lessee on or prior to the Payment Date occurring in the calendar month immediately following such date; minus

(b)
the sum of all Redesignation to Program Amounts with respect to such Lease Vehicle, if any, paid or payable (since such Lease Vehicle’s most recent Vehicle Lease Commencement Date) under the applicable Master Lease by the applicable Lessor on or prior to the Payment Date occurring in the calendar month in which such date of determination.

“Additional Class A Notes” has the meaning specified in Clause 2.1(e)(i) (Conditions to Issuance of Additional Issuer Notes) of the Issuer Facility Agreement.
“Additional Class B Notes” has the meaning specified in Clause 2.1(e)(ii) (Conditions to Issuance of Additional Issuer Notes) of the Issuer Facility Agreement.
“Additional Issuer Notes” means Additional Class A Notes or Additional Class B Notes.
“Additional Leasing Company” means a special purpose Affiliate of Hertz (other than the FleetCos) that is engaged in the business of acquiring, financing, refinancing and/or leasing Vehicles, designated as such by the Issuer, subject to Annex 2 paragraph 23 (Additional Leasing Companies) of the Issuer Facility Agreement.
“Additional Leasing Company Note” means a variable funding rental car asset backed note or other Indebtedness owing from an Additional Leasing Company to the Issuer and issued or incurred pursuant to an additional FleetCo Facility Agreement.
“Additional Leasing Company Liquidation Event” means an Amortization Event that occurred or is continuing under Clause 7.1(e) of the Issuer Facility Agreement as a result of any Leasing

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OMITTED PORTIONS INDICATED BY [*REDACTED*].

Company Amortization Event arising under Clause 10.1(c), (d), (g) or (k) of the Dutch Facility Agreement, the German Facility Agreement or the Spanish Facility Agreement or under Clause 11.1(c), (d), (g) or (k) of the French Facility Agreement.
“Additional Lessee” has the meaning specified the preamble of each Master Lease.
“Additional Permitted Investment” has the meaning specified in paragraph 17 of Annex 2 (Standard & Poor’s Limitation on Permitted Investments) of the Issuer Facility Agreement.
“Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the excess, if any, of (i) the Asset Coverage Threshold Amount over (ii) the sum of (A) the Letter of Credit Amount and (B) the Available Reserve Account Amount, in each case, as of such date.
“Adjusted Letter of Credit/Cash Liquid Enhancement Amount” means, as of any date of determination, the Letter of Credit/Cash Liquid Enhancement Amount, as of such date, excluding from the calculation thereof the amount available to be drawn under any Defaulted Letter of Credit, as of such date.
“Adjusted Liquid Enhancement Amount” means, as of any date of determination, the Liquid Enhancement Amount, as of such date, excluding from the calculation thereof the amount available to be drawn under any Defaulted Letter of Credit, as of such date.
“Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Principal Amount as of such date over (B) the Principal Collection Account Amount as of such date.
“Administration Agreement” means the Issuer Administration Agreement and/or each FleetCo Administration Agreement, as applicable.
“Administrative Agent” has the meaning specified in the Preamble of the Issuer Facility Agreement.
“Administrative Agent Fee” has the meaning specified in the Administrative Agent Fee Letter.
“Administrative Agent Fee Letter” means that certain fee letter, dated on or about the Signing Date, between the Administrative Agent and the Issuer setting forth the definition of Administrative Agent Fee.
“Administrative Agent Indemnified Liabilities” has the meaning specified in Clause 11.4(c) (Indemnification of the Administrative Agent and each Funding Agent) of the Issuer Facility Agreement.
“Administrative Agent Indemnified Parties” has the meaning specified in Clause 11.4(c) (Indemnification of the Administrative Agent and each Funding Agent) of the Issuer Facility Agreement.
“Administrator” means the Issuer Administrator and/or each FleetCo Administrator, as applicable.
“Administrator Termination Notice” has the meaning given to it in Clause 1.4 (Issuer Back-Up Administrator) of the International Account Bank Agreement.
“Advance” means a Class A Advance, a Class B Advance, or has the meaning given to it in Clause 2.3 (Advances) of each FleetCo Facility Agreement, as applicable.
“Affected Person” means a Class A Affected Person and/or a Class B Affected Person, as applicable.
“Affiliate” means, with respect to any specified Person, another Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with

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the Person specified. For purposes of this definition, ‘control’ means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and ‘controlled’ and ‘controlling’ have meanings correlative to the foregoing.
“Affiliate Joinder in Lease” has the meaning specified in Clause 12.1 of each Master Lease.
“Agent Indemnified Liabilities” has the meaning specified in Clause 11.4(c) of the Issuer Facility Agreement.
“Agent Indemnified Parties” has the meaning specified in Clause 11.4(c) of the Issuer Facility Agreement.
“Aggregate Asset Amount Deficiency” means, as of any date of determination, the Adjusted Asset Coverage Threshold Amount as of such date is greater than the Issuer Aggregate Asset Amount as of such date.
“Aggregate Leasing Company Principal Amount” means, as of any date of determination, the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount and the Spanish Note Principal Amount, in each case Outstanding as of such date.
“Aggregate Transaction Account Amount” means, as of any date of determination, the amount of cash representing principal on deposit in and Permitted Investments credited to each FleetCo Transaction Account and the FCT Account.
“Aggregate Unpaids” has the meaning specified in Clause 10.1 (Authorization and Action of the Administrative Agent) of the Issuer Facility Agreement.
“Alternative Payment Date” means each of October 15 2018, October 25 2018, November 9 2018 and thereafter the 10th Business Day following any Payment Date.
“Amortization Event” means each event listed in Clause 7.1 (Amortization Events) of the Issuer Facility Agreement.
“Annual Financial Statements” means the Financial Statements for a fiscal year to be delivered to be delivered by each Lessee pursuant to Clause 8.5(a) (Reporting Requirements) of each Master Lease.
“Appointee” means any attorney, manager, agent, delegate, nominee, custodian, Receiver or other person appointed by the Issuer Security Trustee.
“Asset Coverage Threshold Amount” means, as of any date of determination, the greater of the Class A Asset Coverage Threshold Amount and the Class B Asset Coverage Threshold Amount, in each case as of such date.
“Assignment Agreement” means the agreement with respect to each Manufacturer and its Manufacturer Program, entered into or to be entered into among the applicable OpCo, the applicable FleetCo and the FleetCo Security Trustee and acknowledged by such Manufacturer, (a) assigning to the relevant FleetCo certain of the relevant OpCo’s rights, title and interest in and to such Manufacturer’s Manufacturer Program as such rights, title and interest relate to Vehicles purchased and to be purchased by the relevant OpCo or the relevant FleetCo from such Manufacturer under such Manufacturer Program, and (b) assigning to the FleetCo Security Trustee the relevant FleetCo’s rights, title and interest therein.
“Assumed Remaining Holding Period” means, as of any date of determination and with respect to any Lease Vehicle that is a Non-Program Vehicle as of such date, the greater of (a) the number of

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months remaining from such date until the then-expected Disposition Date of such Lease Vehicle, as estimated by the applicable Lessor (or its designee) on such date in its sole and absolute discretion and (b) 1.
“Assumed Residual Value” means, as of any date of determination and with respect to any Lease Vehicle that is a Non-Program Vehicle as of such date, the proceeds expected to be realized upon the disposition of such Lease Vehicle, as estimated by the Lessor (or its designee) on such date in its sole and absolute discretion.
“Auction” means the set of procedures specified in a Guaranteed Depreciation Program for sale or disposition of Program Vehicles through auctions and at auction sites designated by such Program Vehicles’ Manufacturer pursuant to such Guaranteed Depreciation Program.
“Authorized Instructions” means a communication received by an Account Bank in writing or by electronic transfer containing all the information required by such Account Bank to enable it to carry out the instructions, and bearing a signature that such Account Bank assumes in good faith to have been issued by or on behalf of an Account Holder or a Servicer or the Issuer Administrator or a FleetCo Administrator or its delegate or, following the issue of an Issuer Enforcement Notice or an Issuer Administrator Termination Notice or a FleetCo Administrator Termination Notice and/or a FleetCo Enforcement Notice, in accordance with the relevant Account Bank Agreement by the relevant FleetCo Security Trustee or the Issuer Security Trustee (as applicable).
“Authorized Officer” means, as to the Issuer, any director, and as to Hertz or any of its Affiliates, any of (i) the President, (ii) the Chief Financial Officer, (iii) the Treasurer, (iv) any Assistant Treasurer, or (v) any Vice President in the tax, legal or treasury department, in each case of Hertz or such Affiliate, as applicable.
“Authorized Signatory” means, in relation to any party, any person who is duly authorized and in respect of whom a certificate has been provided signed by a director or another duly authorized person of such party setting out the name and signature of such person and confirming such person’s authority to act.
“Available Headroom Amount” means the excess of the Issuer Aggregate Asset Amount over the Adjusted Asset Coverage Threshold Amount multiplied by the Issuer Class A Blended Advance Rate, which amount shall not exceed the result (expressed as a Euro amount) of (x) the Class A Maximum Principal Amount minus (y) the aggregate Principal Amount Outstanding of the Class A Notes.
“Available L/C Cash Collateral Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Issuer L/C Cash Collateral Account as of such date.
“Available Reserve Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Issuer Reserve Account as of such date.
“Backstop Date” means, with respect to any Program Vehicle subject to a Guaranteed Depreciation Program that has been turned back under such Guaranteed Depreciation Program, the date on which the Manufacturer of such Program Vehicle is obligated to purchase such Program Vehicle in accordance with the terms of such Guaranteed Depreciation Program.
“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Clause 101 et seq.
“Base Rent” means, Monthly Base Rent and Final Base Rent, collectively.
“Basic Lease Vehicle Information” means the following terms specified by a Lessee in a Lease Vehicle Acquisition Schedule pursuant to Clause 2.1(a) of each Master Lease: a list of the vehicles

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such Lessee desires to be made available by the applicable Lessor to such Lessee for lease as ‘Lease Vehicles’, and, with respect to each such vehicle, the VIN, make, model, model year, and requested lease commencement date of each such vehicle.
“Board of Directors” means the board of directors of the Issuer, any FleetCo or any Leasing Company, as applicable, or an authorized committee thereof.
“Business Day” means any day other than a Saturday or Sunday and:

(a)
in relation to any date for payment or purchase of Euro or calculation of an amount payable in Euro, a day on which banks are open for general business in London, Paris, Amsterdam, Madrid, Munich, Dublin, New York and in the principal financial centre of the jurisdiction of each of the payer and the payee, and which is a TARGET Day;

(b)
in relation to any date for payment or purchase of or calculation of an amount payable in a currency other than Euro, a day on which banks are open for general business in London, Paris, Munich, Dublin, New York and in the principal financial centre of the jurisdiction of each of the payer and the payee, and in the principal financial centre of the country of that currency; or

(c)
in relation to any other date, a day on which banks are open for general business in London, Paris, Munich, Dublin, New York and in the principal financial centre of the jurisdiction in which the person(s) to whom the relevant provision relates operates.

“Capital Account” has the meaning given to it in the Issuer Co-operation Agreement.
“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests (including membership and partnership interests) in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.
“Capitalized Cost” means, as of any date of determination:

(a)	with respect to any Lease Vehicle that is a Non-Program Vehicle as of its Vehicle Lease Commencement Date:

(i)
unless such Lease Vehicle is an Inter-Group Transferred Vehicle, the capitalized cost calculated in accordance with U.S. GAAP, as recorded in any FleetCo’s or its designee’s computer systems as at such date of determination;

(ii)
if such Lease Vehicle is an Inter-Group Transferred Vehicle, the lesser of (A) the fair market value of such Inter-Group Transferred Vehicle immediately prior to its Vehicle Lease Commencement Date and (B) the Legacy NBV of such Lease Vehicle; and

(b)	with respect to any Lease Vehicle that is a Program Vehicle as of its Vehicle Lease Commencement Date:

(i)
unless such Lease Vehicle is an Inter-Group Transferred Vehicle, the capitalized cost calculated in accordance with U.S. GAAP, as recorded in any FleetCo’s or its designee’s computer systems as at such date of determination; and

(ii)
if such Lease Vehicle is an Inter-Group Transferred Vehicle, then the excess of (A) the amount that the Manufacturer of such Lease Vehicle would be obligated to pay for such Lease Vehicle under the terms of the applicable Manufacturer Program (assuming no minimum holding period would apply with respect to such Lease

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Vehicle) if such Lease Vehicle were returned to such Manufacturer on the last day of the calendar month prior to the month in such Lease Vehicle’s Vehicle Lease Commencement Date occurs over (B) the amount of depreciation scheduled to accrue under the Manufacturer Program for such Lease Vehicle for the calendar month in which such Vehicle Lease Commencement Date occurs, pro rated for the portion of such calendar month occurring from and including such first day of such calendar month to but excluding such Vehicle Lease Commencement Date.
“Capped Issuer Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Issuer Administrator Fee Amount with respect to such Payment Date and (ii) €100,000.
“Capped Issuer Operating Expense Amount” means, with respect to any Payment Date the lesser of (i) the Issuer Operating Expense Amount, with respect to such Payment Date and (ii) the excess, if any, of (x) €100,000 over (y) the sum of the Issuer Administrator Fee Amount and the Issuer Security Trustee Fee Amount, in each case with respect to such Payment Date.
“Capped Issuer Security Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Issuer Security Trustee Fee Amount, with respect to such Payment Date and (ii) the excess, if any, of €100,000 over the Issuer Administrator Fee Amount with respect to such Payment Date.
“Carrying Charges” means as of any day, the sum of:

(a)	all fees or other costs, expenses and indemnity amounts, if any, payable by the Issuer to:

(i)	the Issuer Security Trustee other than the Capped Issuer Security Trustee Fee Amount,

(ii)	the Issuer Administrator (other than Issuer Administrator Fee Amounts),

(iii)	the Administrative Agent (other than Administrative Agent Fees),

(iv)	the Noteholders (other than Monthly Interest Amounts and Monthly Default Interest Amounts), or

(v)	any other party to an Issuer Related Document,
in each case under and in accordance with such Issuer Related Document, plus

(b)
any other operating expenses of the Issuer that have been invoiced as of such date and are then payable by the Issuer relating to the Issuer Notes (in each case, exclusive of any FleetCo Carrying Charges).

“Cash AUP” has the meaning specified in paragraph 5 of Annex 2 (Cash AUP) of the Issuer Facility Agreement.
“Casualty” means, with respect to any Eligible Vehicle, that:

(a)	such Eligible Vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use, or

(b)	such Eligible Vehicle is lost or stolen and is not recovered for one hundred and eighty (180) days following the occurrence thereof.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
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“Casualty Payment Amount” means, with respect to any Lease Vehicle that suffers a Casualty or becomes an Ineligible Vehicle, the result of (a) the Net Book Value of such Lease Vehicle as of the later of (i) such Lease Vehicle’s Vehicle Lease Commencement Date and (ii) the first day of the calendar month in which such Lease Vehicle became a Casualty or became an Ineligible Vehicle minus (b) the Final Base Rent for such Lease Vehicle.
“CEA Assets” means Eligible Vehicles (or the Net Book Value thereof), Spanish AAA Components, Manufacturer Receivables and/or Eligible Manufacturer Receivables.
“Certificate of Credit Demand” means a certificate substantially in the form of Annex A to a Letter of Credit.
“Certificate of Termination Demand” means a certificate substantially in the form of Annex B to a Letter of Credit.
“Change in Law” means (a) any law, rule, regulation or treaty or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued, occurring, or taking effect after the Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) that is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each an “Official Body” ) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued, occurring, or taking effect after the Closing Date; provided that, notwithstanding anything in the foregoing to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or any other United States or foreign regulatory authorities, in each case, pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.
“Change of Control” means:

(a)
any “person” (as such term is used in Clauses 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders or a Parent, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of Hertz, provided that so long as Hertz is a Subsidiary of any Parent, no “person” shall be deemed to be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of Hertz unless such “person” shall be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of such Parent (other than a Parent that is a Subsidiary of another Parent); or

(b)
Hertz sells or transfers (in one or a series of related transactions) all or substantially all of the assets of Hertz and its Subsidiaries to another Person (other than one or more Permitted Holders) and any “person” (as defined in clause (a) above), other than one or more Permitted Holders or any Parent, is or becomes the “beneficial owner” (as so defined), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the transferee Person in such sale or transfer of assets, as the case may be, provided that so long as such transferee Person is a Subsidiary of a parent Person, no “person” shall be deemed to be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of such surviving or transferee Person unless such “person” shall be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of such parent Person (other than a parent Person that is a Subsidiary of another parent Person); or

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(c)
Hertz ceasing to (i) own, directly or indirectly, 100% of the shares of any FleetCo, any OpCo or Hertz Holdings Netherlands B.V. or (ii) control Hertz Holdings Netherlands B.V., other than pursuant to a transaction where Hertz directly or indirectly owns 100% of a successor in interest to Hertz Holdings Netherlands B.V. and otherwise controls such successor in interest.

“Class A Acquiring Committed Note Purchaser” has the meaning specified in Clause 9.3(a)(i) (Class A Assignments) of the Issuer Facility Agreement.
“Class A Acquiring Investor Group” has the meaning specified in Clause 9.3(a)(iii) (Class A Assignments) of the Issuer Facility Agreement.
“Class A Action” has the meaning specified in Clause 9.2(a)(i)(E) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.
“Class A Addendum” means an addendum substantially in the form of Exhibit K-1 of the Issuer Facility Agreement.
“Class A Additional Investor Group” means collectively, a Class A Conduit Investor, if any, and the Class A Committed Note Purchaser(s) with respect to such Class A Conduit Investor or, if there is no Class A Conduit Investor, the Class A Committed Note Purchaser with respect to the Class A Investor Group, in each case, that becomes party to the Issuer Facility Agreement pursuant to Clause 2.1(a)(i) (Class A Notes) of the Issuer Facility Agreement in connection with an increase in the Class A Maximum Principal Amount; provided that, for the avoidance of doubt, a Class A Investor Group that is both a Class A Additional Investor Group and a Class A Acquiring Investor Group shall be deemed to be a Class A Additional Investor Group solely in connection with, and to the extent of, the commitment of such Class A Investor Group that increases the Class A Maximum Principal Amount when such Class A Additional Investor Group becomes a party to the Issuer Facility Agreement and Class A Additional Issuer Notes are issued pursuant to Clause 2.1(a)(i) (Class A Notes) of the Issuer Facility Agreement, and references in the Issuer Facility Agreement to such Class A Investor Group as a “Class A Additional Investor Group” shall not include the commitment of such Class A Investor Group as a Class A Acquiring Investor Group (the Class A Maximum Investor Group Principal Amount of any such “Class A Additional Investor Group” shall not include any portion of the Class A Maximum Investor Group Principal Amount of such Class A Investor Group acquired pursuant to an assignment to such Class A Investor Group as a Class A Acquiring Investor Group, whereas references to the Class A Maximum Investor Group Principal Amount of such “Class A Investor Group” shall include the entire Class A Maximum Investor Group Principal Amount of such Class A Investor Group as both a Class A Additional Investor Group and a Class A Acquiring Investor Group).
“Class A Additional Investor Group Initial Principal Amount” means, with respect to each Class A Additional Investor Group, on the effective date of the addition of each member such Class A Additional Investor Group as a party to the Issuer Facility Agreement, the amount scheduled to be advanced by such Class A Additional Investor Group on such effective date, which amount may not exceed the product of (a) the Class A Drawn Percentage (immediately prior to the addition of such Class A Additional Investor Group as a party hereto) and (b) the Class A Maximum Investor Group Principal Amount of such Class A Additional Investor Group on such effective date (immediately after the addition of such Class A Additional Investor Group as a party hereto).
“Class A Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class A Principal Amount as of such date over (B) the Principal Collection Account Amount as of such date.
“Class A Advance” has the meaning specified in Clause 2.2(a)(i) (Class A Advances) of the Issuer Facility Agreement.

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“Class A Advance Deficit” has the meaning specified in Clause 2.2(a)(vii) (Class A Funding Defaults) of the Issuer Facility Agreement.
“Class A Advance Request” means, with respect to any Class A Advance requested by the Issuer, a Class A Advance Request substantially in the form of Exhibit J-1 (Form of Advance Request) of the Issuer Facility Agreement with respect to such Class A Advance;
“Class A Affected Person” has the meaning specified in Clause 3.3(a) (Lending Unlawful) of the Issuer Facility Agreement.
“Class A Asset Coverage Threshold Amount” means the Class A Adjusted Principal Amount divided by the Issuer Class A Blended Advance Rate.
“Class A Assignment and Assumption Agreement” has the meaning specified in Clause 9.3(a)(i) (Class A Assignments) of the Issuer Facility Agreement.
“Class A Available Delayed Amount Committed Note Purchaser” means, with respect to any Class A Advance, any Class A Committed Note Purchaser that either (i) has not delivered a Class A Delayed Funding Notice with respect to such Class A Advance or (ii) has delivered a Class A Delayed Funding Notice with respect to such Class A Advance, but (x) has a Class A Delayed Amount with respect to such Class A Advance equal to zero and (y) after giving effect to the funding of any amount in respect of such Class A Advance to be made by such Class A Committed Note Purchaser or the Class A Conduit Investor in such Class A Committed Note Purchaser’s Class A Investor Group on the proposed date of such Class A Advance, has a Class A Required Non-Delayed Amount that is greater than zero.
“Class A Available Delayed Amount Purchaser” means, with respect to any Class A Advance, any Class A Available Delayed Amount Committed Note Purchaser, or any Class A Conduit Investor in such Class A Available Delayed Amount Committed Note Purchaser’s Class A Investor Group, that funds all or any portion of a Class A Second Delayed Funding Notice Amount with respect to such Class A Advance on the date of such Class A Advance
“Class A Commercial Paper” means the promissory notes of each Class A Noteholder issued by such Class A Noteholder (or the Person(s) issuing promissory notes on behalf of such Class A Committed Noteholder) in the commercial paper market and allocated to the funding of Class A Advances in respect of the Class A Notes.
“Class A Commitment” means, the obligation of the Class A Committed Note Purchasers included in each Class A Investor Group to fund Class A Advances pursuant to Clause 2.2(a) (Class A Advances) of the Issuer Facility Agreement in an aggregate stated amount up to the Class A Maximum Investor Group Principal Amount for such Class A Investor Group.
“Class A Commitment Percentage” means, on any date of determination, with respect to any Class A Investor Group, the fraction, expressed as a percentage, the numerator of which is such Class A Investor Group’s Class A Maximum Investor Group Principal Amount on such date and the denominator is the Class A Maximum Principal Amount on such date.
“Class A Committed Note Purchaser” means those financial institutions that serve as committed note purchasers of Class A Notes set forth in Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.
“Class A Committed Note Purchaser Percentage” means, with respect to any Class A Committed Note Purchaser, the percentage set forth opposite the name of such Class A Committed Note Purchaser on Schedule 2 (Conduit Investors and Committed Note Purchaser) of the Issuer Facility Agreement.

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“Class A Concentration Adjusted Advance Rate” means in respect of a FleetCo and as of any date of determination,

(a)
with respect to the Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class A Baseline Advance Rate with respect to such Eligible Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class A Concentration Excess Advance Rate Adjustment with respect to such Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(b)
with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class A Baseline Advance Rate with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class A Concentration Excess Advance Rate Adjustment with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

“Class A Concentration Excess Advance Rate Adjustment” means, with respect to any FleetCo AAA Select Component, as of any date of determination, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Concentration Excess Amount, if any, allocated to such FleetCo AAA Select Component by the Issuer and (B) the relevant FleetCo Class A Baseline Advance Rate with respect to such FleetCo AAA Select Component, and the denominator of which is (II) such FleetCo AAA Select Component, in each case as of such date, and (b) the relevant FleetCo Class A Baseline Advance Rate with respect to such FleetCo AAA Select Component; provided that, the portion of the Concentration Excess Amount allocated pursuant to the preceding item (a)(I)(A) shall not exceed the portion of such FleetCo AAA Select Component that was included in determining whether such Concentration Excess Amount exists; provided further that, for the avoidance of doubt, Concentration Excess Amounts shall not be allocated to the Remainder AAA Amount for such FleetCo or the Net VAT Receivables for such FleetCo.
“Class A Conduit Assignee” means, with respect to any Class A Conduit Investor, any commercial paper conduit, whose commercial paper has ratings of at least “A-2” from Standard & Poor’s and “P2” from Moody’s, that is administered by the Class A Funding Agent with respect to such Class A Conduit Investor or any Affiliate of such Class A Funding Agent, in each case, designated by such Class A Funding Agent to accept an assignment from such Class A Conduit Investor of the Class A Investor Group Principal Amount or a portion thereof with respect to such Class A Conduit Investor pursuant to Clause 9.3(a) (Class A Assignments) of the Issuer Facility Agreement.
“Class A Conduit Investor” means, in respect of Class A Notes, the several commercial paper conduits or special purpose entities issuing variable funding notes to affiliated commercial paper conduits listed in Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.
“Class A Conduits” has the meaning set forth in the definition of “Class A CP Rate”.
“Class A CP Fall-back Rate” means, as of any date of determination and with respect to any Class A Advance funded or maintained by any Class A Funding Agent’s Class A Investor Group through the issuance of Class A Commercial Paper during any Interest Period, the Euro Interbank Offered Rate appearing on the EURIBOR Rates Page at approximately 11:00 a.m. (London time) on the first day of such Interest Period as the rate for euro deposits with a one-month maturity.
“Class A CP Notes” has the meaning set forth in Clause 2.2(a)(iii) (Class A Conduit Investor Funding) of the Issuer Facility Agreement.
“Class A CP Rate” means, with respect to a Class A Conduit Investor in any Class A Investor Group (i) for any day during any Interest Period funded by such a Class A Conduit Investor set forth in Schedule 2 of the Issuer Facility Agreement or any other such Class A Conduit Investor that elects in its Assignment and Assumption Agreement to make this clause (i) applicable (collectively, the

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“Class A Conduits”), the greater of (A) zero and (B) the per annum rate equivalent to the weighted average of the per annum rates paid or payable by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short term promissory notes issued by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) maturing on dates other than those certain dates on which such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) are to receive funds) in respect of the promissory notes issued by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) that are allocated in whole or in part by their respective Class A Funding Agent (on behalf of such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits)) to fund or maintain the Class A Principal Amount or that are issued by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) specifically to fund or maintain the Class A Principal Amount, in each case, during such period, as determined by their respective Class A Funding Agent (on behalf of such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits)), including (x) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the related Class A Committed Note Purchasers (on behalf of such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits)), (y) all reasonable costs and expenses of any issuing and paying agent or other Person responsible for the administration of such Class A Conduits’ (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits’) commercial paper programs in connection with the preparation, completion, issuance, delivery or payment of Class A Commercial Paper, and (z) the costs of other borrowings by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) including borrowings to fund small or odd euro amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate in this clause (i) is a discount rate, in calculating the Class A CP Rate, the respective Class A Funding Agent for such Class A Conduits shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum and (ii) for any Interest Period for any portion of the Commitment of the related Class A Investor Group funded by any other Class A Conduit Investor, the “Class A CP Rate” applicable to such Class A Conduit Investor (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduit) as set forth in its Assignment and Assumption Agreement. Notwithstanding anything to the contrary in the preceding provisions of this definition, if any Class A Funding Agent shall fail to notify the Issuer and the Issuer Administrator of the applicable Class A CP Rate for the Class A Advances made by its Class A Investor Group for the related Interest Period by 11:00 a.m. London time on any Determination Date in accordance with Clause 3.1(b)(i) (Notice of Interest Rates) of the Issuer Facility Agreement, then the Class A CP Rate with respect to such Class A Funding Agent’s Class A Investor Group for each day during such Interest Period shall equal the Class A CP Fall-back Rate with respect to such Interest Period.
“Class A CP Tranche” means that portion of the Class A Principal Amount purchased or maintained with Class A Advances that bear interest by reference to the Class A CP Rate.
“Class A CP True-Up Payment Amount” has the meaning given to it in Clause 3.1(f) (CP True-Up Payment Amount) of the Issuer Facility Agreement.
“Class A Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of (a) the product of (i) the Class A Note Rate for such Interest Period and (ii) the Class A Principal Amount as of the close of business on such date divided by (b) 360.
“Class A Decrease” means a Class A Mandatory Decrease, a Class A Voluntary Decrease or a Class A Expected Decrease, as applicable.

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“Class A Defaulting Committed Note Purchaser” has the meaning specified in Clause 2.2(a)(vii) (Class A Funding Defaults) of the Issuer Facility Agreement.
“Class A Deficiency Amount” has the meaning specified in Clause 3.1(c)(ii) (Payment of Interest; Funding Agent Failure to Provide Rate) of the Issuer Facility Agreement.
“Class A Delayed Amount” has the meaning given to it in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class A Delayed Funding Date” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class A Delayed Funding Notice” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class A Delayed Funding Procedures” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class A Delayed Funding Purchaser” means, as of any date of determination, each Class A Committed Note Purchaser party to the Issuer Facility Agreement.
“Class A Delayed Funding Purchaser Group” means, collectively, each Class A Delayed Funding Purchaser.
“Class A Delayed Funding Reimbursement Amount” means, with respect to any Class A Delayed Funding Purchaser, with respect to the portion of the Class A Delayed Amount of such Class A Delayed Funding Purchaser funded by the Class A Available Delayed Amount Purchaser(s) on the date of the Class A Advance related to such Class A Delayed Amount, an amount equal to the excess, if any, of (a) such portion of the Class A Delayed Amount funded by the Class A Available Delayed Amount Purchaser(s) on the date of the Class A Advance related to such Class A Delayed Amount over (b) the amount, if any, by which the portion of any payment of principal (including any Class A Decrease), if any, made by the Issuer to each such Class A Available Delayed Amount Purchaser on any date during the period from and including the date of the Advance related to such Class A Delayed Amount to but excluding the Class A Delayed Funding Date for such Class A Delayed Amount, was greater than what it would have been had such portion of the Class A Delayed Amount been funded by such Class A Delayed Funding Purchaser on the date of the Class A Advance related to such Class A Delayed Amount.
“Class A Designated Delayed Advance” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class A Drawn Percentage” means, as of any date of determination, a fraction expressed as a percentage, the numerator of which is the Class A Principal Amount and the denominator of which is the Class A Maximum Principal Amount, in each case as of such date.
“Class A Excess Principal Event” shall be deemed to have occurred if, on any date, the Class A Principal Amount as of such date exceeds the Class A Maximum Principal Amount as of such date.
“Class A Expected Decrease” has the meaning specified in Clause 2.3(b) of the Issuer Facility Agreement.
“Class A Funding Agent” means the financial institution set forth opposite the name of each Class A Conduit Investor or the Class A Committed Note Purchaser with respect to such Class A Investor Group, on Schedule 2 to the Issuer Facility Agreement.

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“Class A Funding Conditions” means, with respect to any Class A Advance requested by the Issuer pursuant to Clause 2.2(a) (Class A Advances) of the Issuer Facility Agreement, the following shall be true and correct both immediately before and immediately after giving effect to such Class A Advance, provided that paragraphs (d) and (f) below shall not apply to Class A Reserve Advances:

(a)
the Issuer Repeating Representations and the representations and warranties of the Subordinated Noteholder set out in Clause 10 (Subordinated Noteholder Representations and Warranties) of the Subordinated Note Purchase Facility Agreement, in each case, shall be true and accurate as of the date of such Class A Ordinary Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b)
the related Class A Funding Agent shall have received an executed Class A Advance Request certifying as to the current Issuer Aggregate Asset Amount delivered in accordance with the provisions of Clause 2.2(a) (Class A Advances) of the Issuer Facility Agreement;

(c)
no Class A Excess Principal Event is continuing; provided that, solely for purposes of calculating whether a Class A Excess Principal Event is continuing under this clause (c), the Class A Principal Amount shall be deemed to be increased by all Class A Delayed Amounts, if any, that any Class A Delayed Funding Purchaser(s) in a Class A Investor Group are required to fund on a Class A Delayed Funding Date that is scheduled to occur after the date of such requested Class A Advance that have not been funded on or prior to the date of such requested Class A Advance;

(d)	no Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes, exists;

(e)
if such Advance is in connection with any issuance of Additional Class A Notes or any Class A Investor Group Maximum Principal Increase, then the amount of such issuance or increase shall be equal to or greater than EUR 5,000,000 and in integral multiples of EUR 100,000 per Class A Investor Group in excess thereof;

(f)	the Revolving Period is continuing;

(g)
if the Net Book Value of any vehicle owned by a FleetCo is included in the calculation of the Issuer Aggregate Asset Amount as of such date (on a pro forma basis after giving effect to the application of such Advance on such date), then the representations and warranties of such FleetCo set out in Clause 8 (Representations and Warranties) of the relevant FleetCo Facility Agreement shall be true and accurate as of the date of such Class A Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(h)	the Commitment Termination Date has not occurred.
“Class A Initial Advance Amount” means, with respect to any Class A Noteholder, the amount specified as such on Schedule 2 to the Issuer Facility Agreement with respect to such Class A Noteholder.
“Class A Initial Investor Group Principal Amount” means, with respect to each Class A Investor Group, the amount set forth and specified as such opposite the name of the Class A Committed Note Purchaser included in such Class A Investor Group on Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.
“Class A Investor Group” means, collectively, a Class A Conduit Investor, if any, and the Class A Committed Note Purchaser(s) with respect to such Class A Conduit Investor or, if there is no Class A Conduit Investor with respect to any Class A Investor Group, the Class A Committed Note

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Purchaser(s) with respect to such Class A Investor Group, in each case, party to the Issuer Facility Agreement as of the Closing Date.
“Class A Investor Group Maximum Principal Increase” has the meaning given to it in Clause 2.1(d)(i) (Investor Group Maximum Principal Increase) of the Issuer Facility Agreement.
“Class A Investor Group Maximum Principal Increase Addendum” means an addendum substantially in the form of Exhibit M-1 (Form of Class A Investor Group Maximum Principal Increase Addendum) of the Issuer Facility Agreement.
“Class A Investor Group Maximum Principal Increase Amount” means, with respect to each Class A Investor Group Maximum Principal Increase, on the effective date of any Class A Investor Group Maximum Principal Increase with respect to any Class A Investor Group, the amount scheduled to be advanced by such Class A Investor Group on such effective date, which amount may not exceed the product of (a) the Class A Drawn Percentage (immediately prior to the effectiveness of such Class A Investor Group Maximum Principal Increase) and (b) the amount of such Class A Investor Group Maximum Principal Increase.
“Class A Investor Group Principal Amount” means, as of any date of determination with respect to any Class A Investor Group, the result of:

(a)	such Class A Investor Group’s Class A Initial Investor Group Principal Amount; plus

(b)
the Class A Investor Group Maximum Principal Increase Amount with respect to each Class A Investor Group Maximum Principal Increase applicable to such Class A Investor Group, if any, on or prior to such date; plus

(c)
the principal amount of the portion of all Class A Advances funded by such Class A Investor Group on or prior to such date (excluding, for the avoidance of doubt, any Class A Initial Advance Amount from the calculation of such Class A Advances); minus

(d)
the amount of principal payments (whether pursuant to a Class A Decrease, a redemption or otherwise) made to such Class A Investor Group pursuant to the Issuer Facility Agreement on or prior to such date.

“Class A Investor Group Supplement” the meaning specified in Clause 9.3(a)(iii) (Class A Assignments) of the Issuer Facility Agreement.
“Class A Majority Program Support Provider” means, with respect to the related Class A Investor Group, Class A Program Support Providers holding more than 50% of the aggregate commitments of all Class A Program Support Providers.
“Class A Mandatory Decrease” has the meaning given to it in Clause 2.3 (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.
“Class A Mandatory Decrease Amount” has the meaning given to it in Clause 2.3 (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.
“Class A Maximum Investor Group Principal Amount” means, with respect to each Class A Investor Group as of any date of determination, the amount specified as such for such Class A Investor Group on Schedule 2 of the Issuer Facility Agreement for such date of determination, as such amount may be increased or decreased from time to time in accordance with the terms thereof; provided that, on any day after the occurrence and during the continuance of an Amortization Event with respect to the Class A Notes, the Class A Maximum Investor Group Principal Amount with respect to each Class A Investor Group shall not exceed the Class A Investor Group Principal Amount for such Class A Investor Group.

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“Class A Maximum Principal Amount” means €1,000,000,000; provided that such amount may be (i) reduced at any time and from time to time by the Issuer upon notice to each Class A Noteholder, the Administrative Agent, each Class A Conduit Investor and each Class A Committed Note Purchaser in accordance with the terms of the Issuer Facility Agreement, or (ii) increased at any time and from time to time upon the effective date for any Class A Investor Group Maximum Principal Increase.
“Class A Monthly Default Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of (i) an amount equal to the product of (x) 2.0%, (y) the result of (a) the sum of the Class A Principal Amount as of each day during the related Interest Period (after giving effect to any increases or decreases to the Class A Principal Amount on such day) during which an Amortization Event with respect to the Class A Notes has occurred and is continuing divided by (b) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class A Notes has occurred and is continuing, and (z) the result of (a) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class A Notes has occurred and is continuing divided by (b) 360 plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).
“Class A Monthly Interest Amount” means an amount equal to the sum of:

(a)
(i) with respect to the initial Payment Date, (x) with respect to any Class A Noteholder who is listed as a paying entity in part 2(A) of schedule 4 of the Escrow Deed, the Class A Daily Interest Amount for each day in the initial Interest Period and (y) with respect to any Class A Noteholder who is not listed as a paying entity in part 2(A) of schedule 4 of the Escrow Deed, the Class A Daily Interest Amount for each day occurring on or after the Closing Date in the initial Interest Period and (ii) with respect to any Payment Date other than the initial Payment Date. the Class A Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	with respect to any Payment Date:

(i)
all previously due and unpaid amounts described in clause (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (b) at the Class A Note Rate); plus

(ii)	the Class A Undrawn Fee with respect to each Investor Group for such Payment Date; plus

(iii)	the Class A Program Fee with respect to each Class A Investor Group for such Payment Date; plus

(iv)	the Class A CP True-Up Payment Amounts, if any, owing to each Class A Noteholder on such Payment Date.

“Class A MTM/DT Advance Rate Adjustment”    means, as of any date of determination,

(a)
with respect to the Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class A Concentration Adjusted Advance Rate with respect to the Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

(b)
with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class A Concentration Adjusted Advance Rate with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

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(c)	with respect to any other FleetCo AAA Component, zero.
“Class A Non-Consenting Purchaser” has the meaning specified in Clause 9.2(a)(i) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.
“Class A Non-Defaulting Committed Note Purchaser” has the meaning specified in Clause 2.2(a)(vii) (Class A Funding Defaults) of the Issuer Facility Agreement.
“Class A Non-Delayed Amount” means, with respect to any Class A Delayed Funding Purchaser and a Class A Advance for which the Class A Delayed Funding Purchaser delivered a Class A Delayed Funding Notice, an amount equal to the excess of such Class A Delayed Funding Purchaser’s ratable portion of such Class A Advance over its Class A Delayed Amount in respect of such Class A Advance.
“Class A Noteholder” means each Person in whose name a Class A Note is registered in the Note Register.
“Class A Note Rate” means, for any Interest Period, the weighted average of the sum of (a) the weighted average (by outstanding principal balance) of the Class A CP Rates applicable to the Class A CP Tranche and (b) the Reference Rate applicable to the Class A Reference Rate Tranche in each case, for such Interest Period; provided, however, that the Class A Note Rate will in no event be higher than the maximum rate permitted by applicable law.
“Class A Note Repurchase Amount” has the meaning specified in Clause 11.1(a) (Optional Repurchase of the Class A Notes) of the Issuer Facility Agreement.
“Class A Notes” means the class A variable funding notes issued by the Issuer pursuant to the Issuer Facility Agreement on and subsequent to the Closing Date.
“Class A Ordinary Advance” means any Class A Advance specified as such in the related Class A Advance Request.
“Class A Participants” has the meaning specified in Clause 9.3(a)(iv) (Class A Assignments) of the Issuer Facility Agreement.
“Class A Permitted Delayed Amount” has the meaning given to it in Clause 2.2(a)(v) (Class A Advances) of the Issuer Facility Agreement.
“Class A Permitted Required Non-Delayed Percentage” means, 10% or 25%.
“Class A Potential Terminated Purchaser” has the meaning specified in Clause 9.2(a)(i) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.
“Class A Principal Amount” means, when used with respect to any date, an amount equal to the sum of the Class A Investor Group Principal Amount as of such date with respect to each Class A Investor Group as of such date; provided that, during the Revolving Period, for purposes of determining whether or not the Required Noteholders have given any consent, waiver, direction or instruction, the Principal Amount held by each Class A Noteholder shall be deemed to include, without double counting, such Class A Noteholder’s undrawn portion of the “Class A Maximum Investor Group Principal Amount” (i.e., the unutilized purchase commitments under the Issuer Facility Agreement) for such Class A Noteholder’s Class A Investor Group.
“Class A Program Fee Letter” means that certain fee letter, dated on or around the Signing Date, by and among each initial Class A Conduit Investor, each initial Class A Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class A Program Fee Rate and the definition of Class A Undrawn Fee.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
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OMITTED PORTIONS INDICATED BY [*REDACTED*].

“Class A Program Fee” means, with respect to each Payment Date and each Class A Investor Group, an amount equal to the sum with respect to each day in the related Interest Period of the product of:

(a)
the Class A Program Fee Rate for such Class A Investor Group (or, if applicable, Class A Program Fee Rate for the related Class A Conduit Investor and Class A Committed Note Purchaser in such Class A Investor Group, respectively, if each of such Class A Conduit Investor and Class A Committed Note Purchaser is funding a portion of such Class A Investor Group’s Class A Investor Group Principal Amount) for such day, and

(b)
the Class A Investor Group Principal Amount for such Class A Investor Group (or, if applicable, the portion of the Class A Investor Group Principal Amount for the related Class A Conduit Investor and Class A Committed Note Purchaser in such Class A Investor Group, respectively, if each of such Class A Conduit Investor and Class A Committed Note Purchaser is funding a portion of such Class A Investor Group’s Class A Investor Group Principal Amount) for such day (after giving effect to all Class A Advances and Class A Decreases on such day), and

(c)	1/360.
“Class A Program Fee Rate” has the meaning specified in the Class A Program Fee Letter.
“Class A Program Support Provider” means any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, a Class A Committed Note Purchaser or a Class A Conduit Investor in respect of such Class A Committed Note Purchaser’s or Class A Conduit Investor’s Class A Notes, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Class A Conduit Investor’s securitization program as it relates to any Class A Commercial Paper issued by such Class A Conduit Investor, in each case pursuant to a program support agreement and any guarantor of any such person; provided that, no Disqualified Party shall be a “Class A Program Support Provider” without the prior written consent of an Authorized Officer of the Issuer, which consent may be withheld for any reason in the Issuer’s sole and absolute discretion.
“Class A Reference Rate Tranche” means the portion of the Class A Principal Amount purchased or maintained with Class A Advances that bear interest by reference to the Reference Rate.
“Class A Replacement Purchaser” has the meaning specified in Clause 9.2(a)(i) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.
“Class A Required Non-Delayed Amount” means, with respect to a Class A Delayed Funding Purchaser and a proposed Class A Advance, the excess, if any, of (a) the Class A Required Non-Delayed Percentage of such Class A Delayed Funding Purchaser’s Class A Maximum Investor Group Principal Amount as of the date of such proposed Class A Advance over (b) with respect to each previous Class A Designated Delayed Advance of such Class A Delayed Funding Purchaser with respect to which the related Class A Advance occurred during the thirty five (35) days preceding the date of such proposed Class A Advance, if any, the sum of, with respect to each such previous Class A Designated Delayed Advance for which the related Class A Delayed Funding Date will not have occurred on or prior to the date of such proposed Class A Advance, the Class A Non-Delayed Amount with respect to each such previous Class A Designated Delayed Advance.
“Class A Required Non-Delayed Percentage” means, as of the Closing Date, 10%, and as of any date thereafter, the Class A Permitted Required Non-Delayed Percentage most recently specified in a written notice delivered by the Issuer to the Administrative Agent, each Class A Funding Agent, each Class A Committed Note Purchaser and each Class A Conduit Investor at least 35 days prior to the effective date specified therein.

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“Class A Reserve Advance” means any Class A Advance specified as such in the related Class A Advance Request.
“Class A Second Delayed Funding Notice” is defined in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class A Second Delayed Funding Notice Amount” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class A Second Permitted Delayed Amount” is defined in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class A Terminated Purchaser” has the meaning specified in Clause 9.2(a)(i) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.
“Class A Transferee” has the meaning specified in Clause 9.3(a)(v) (Class A Assignments) of the Issuer Facility Agreement.
“Class A Up-Front Fee” for each Class A Committed Note Purchaser has the meaning specified in the Class A Up-Front Fee Letter, if any, for such Class A Committed Note Purchaser.
“Class A Up-Front Fee Letter” means, with respect to a Class A Committed Note Purchaser, if applicable, that certain fee letter dated on or about the Signing Date, by and among such Class A Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class A Up-Front Fee for such Class A Committed Note Purchaser.
“Class A Undrawn Fee” means:

(a)
with respect to each Payment Date on or prior to the Commitment Termination Date and each Class A Investor Group, an amount equal to the sum with respect to each day in the Interest Period of the product of:

(i)	the Undrawn Fee Rate for such Class A Investor Group for such day; and

(ii)
the excess, if any, of (x) the Class A Maximum Investor Group Principal Amount for the related Class A Investor Group over (y) the Class A Investor Group Principal Amount for the related Class A Investor Group (after giving effect to all Class A Advances and Class A Decreases on such day), in each case for such day; and

(iii)	1/360; and

(b)	with respect to each Payment Date following the Commitment Termination Date, zero.
“Class A Undrawn Fee Rate” has the meaning specified in the Class A Program Fee Letter.
“Class A Voluntary Decrease” has the meaning given to it in Clause 2.3(d)(i) (Voluntary Decrease) of the Issuer Facility Agreement.
“Class A Voluntary Decrease Amount” has the meaning specified in Clause 2.3(d)(i) (Voluntary Decrease) of the Issuer Facility Agreement.
“Class B Acquiring Committed Note Purchaser” has the meaning specified in Clause 9.3(b)(i) (Class B Assignments) of the Issuer Facility Agreement.
“Class B Acquiring Investor Group” has the meaning specified in Clause 9.3(b)(iii) (Class B Assignments) of the Issuer Facility Agreement.

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“Class B Action” has the meaning specified in Clause 9.2(b)(i)(E) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.
“Class B Addendum” means an addendum substantially in the form of Exhibit K-2 of the Issuer Facility Agreement.
“Class B Additional Investor Group” means collectively, a Class B Conduit Investor, if any, and the Class B Committed Note Purchaser(s) with respect to such Class B Conduit Investor or, if there is no Class B Conduit Investor, the Class B Committed Note Purchaser with respect to the Class B Investor Group, in each case, that becomes party to the Issuer Facility Agreement pursuant to Clause 2.1(a)(ii) (Class B Notes) of the Issuer Facility Agreement in connection with an increase in the Class B Maximum Principal Amount; provided that, for the avoidance of doubt, a Class B Investor Group that is both a Class B Additional Investor Group and a Class B Acquiring Investor Group shall be deemed to be a Class B Additional Investor Group solely in connection with, and to the extent of, the commitment of such Class B Investor Group that increases the Class B Maximum Principal Amount when such Class B Additional Investor Group becomes a party to the Issuer Facility Agreement and Class B Additional Issuer Notes are issued pursuant to Clause 2.1(a)(ii) (Class B Notes) of the Issuer Facility Agreement, and references in the Issuer Facility Agreement to such Class B Investor Group as a “Class B Additional Investor Group” shall not include the commitment of such Class B Investor Group as a Class B Acquiring Investor Group (the Class B Maximum Investor Group Principal Amount of any such “Class B Additional Investor Group” shall not include any portion of the Class B Maximum Investor Group Principal Amount of such Class B Investor Group acquired pursuant to an assignment to such Class B Investor Group as a Class B Acquiring Investor Group, whereas references to the Class B Maximum Investor Group Principal Amount of such “Class B Investor Group” shall include the entire Class B Maximum Investor Group Principal Amount of such Class B Investor Group as both a Class B Additional Investor Group and a Class B Acquiring Investor Group).
“Class B Additional Investor Group Initial Principal Amount” means, with respect to each Class B Additional Investor Group, on the effective date of the addition of each member such Class B Additional Investor Group as a party to the Issuer Facility Agreement, the amount scheduled to be advanced by such Class B Additional Investor Group on such effective date, which amount may not exceed the product of (a) the Class B Drawn Percentage (immediately prior to the addition of such Class B Additional Investor Group as a party hereto) and (b) the Class B Maximum Investor Group Principal Amount of such Class B Additional Investor Group on such effective date (immediately after the addition of such Class B Additional Investor Group as a party hereto).
“Class B Advance” has the meaning specified in Clause 2.2(b)(i) (Class B Advances) of the Issuer Facility Agreement.
“Class B Advance Deficit” has the meaning specified in Clause 2.2(b)(vii) (Class B Funding Defaults) of the Issuer Facility Agreement.
“Class B Advance Request” means, with respect to any Class B Advance requested by the Issuer, a Class B Advance Request substantially in the form of Exhibit J-2 (Form of Advance Request) of the Issuer Facility Agreement with respect to such Class B Advance;
“Class B Affected Person” has the meaning specified in Clause 3.3(b) (Lending Unlawful) of the Issuer Facility Agreement.
“Class B Asset Coverage Threshold Amount” means (A) the Adjusted Principal Amount, divided by (B) the Issuer Class B Blended Advance Rate.
“Class B Assignment and Assumption Agreement” has the meaning specified in Clause 9.3(b)(i) (Assignments) of the Issuer Facility Agreement.

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“Class B Available Delayed Amount Committed Note Purchaser” means, with respect to any Class B Advance, any Class B Committed Note Purchaser that either (i) has not delivered a Class B Delayed Funding Notice with respect to such Class B Advance or (ii) has delivered a Class B Delayed Funding Notice with respect to such Class B Advance, but (x) has a Class B Delayed Amount with respect to such Class B Advance equal to zero and (y) after giving effect to the funding of any amount in respect of such Class B Advance to be made by such Class B Committed Note Purchaser or the Class B Conduit Investor in such Class B Committed Note Purchaser’s Class B Investor Group on the proposed date of such Class B Advance, has a Class B Required Non-Delayed Amount that is greater than zero.
“Class B Available Delayed Amount Purchaser” means, with respect to any Class B Advance, any Class B Available Delayed Amount Committed Note Purchaser, or any Class B Conduit Investor in such Class B Available Delayed Amount Committed Note Purchaser’s Class B Investor Group, that funds all or any portion of a Class B Second Delayed Funding Notice Amount with respect to such Class B Advance on the date of such Class B Advance
“Class B Commercial Paper” means the promissory notes of each Class B Noteholder issued by such Class B Noteholder (or the Person(s) issuing promissory notes on behalf of such Class B Noteholder) in the commercial paper market and allocated to the funding of Class B Advances in respect of the Class B Notes.
“Class B Commitment” means, the obligation of the Class B Committed Note Purchasers included in each Class B Investor Group to fund Class B Advances pursuant to Clause 2.2(b) (Class B Advances) of the Issuer Facility Agreement in an aggregate stated amount up to the Class B Maximum Investor Group Principal Amount for such Class B Investor Group.
“Class B Commitment Percentage” means, on any date of determination, with respect to any Class B Investor Group, the fraction, expressed as a percentage, the numerator of which is such Class B Investor Group’s Class B Maximum Investor Group Principal Amount on such date and the denominator is the Class B Maximum Principal Amount on such date.
“Class B Committed Note Purchaser” means those financial institutions which become party to the Issuer Facility Agreement as committed note purchasers of Class B Notes from time to time, whose details can be found in Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.
“Class B Committed Note Purchaser Percentage” means, with respect to any Class B Committed Note Purchaser, the percentage set forth opposite the name of such Class B Committed Note Purchaser on Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.
“Class B Concentration Adjusted Advance Rate” means in respect of a FleetCo and as of any date of determination,

(a)
with respect to the Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class B Baseline Advance Rate with respect to such Eligible Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class B Concentration Excess Advance Rate Adjustment with respect to such Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(b)
with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class B Baseline Advance Rate with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class B Concentration Excess Advance Rate Adjustment with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
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“Class B Concentration Excess Advance Rate Adjustment” means, with respect to any FleetCo AAA Select Component as of any date of determination, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Concentration Excess Amount, if any, allocated to such FleetCo AAA Select Component by the Issuer and (B) the relevant FleetCo Class B Baseline Advance Rate with respect to such FleetCo AAA Select Component, and the denominator of which is (II) such FleetCo AAA Select Component, in each case as of such date, and (b) the relevant FleetCo Class B Baseline Advance Rate with respect to such FleetCo AAA Select Component; provided that, the portion of the Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such FleetCo AAA Select Component that was included in determining whether such Concentration Excess Amount exists.
“Class B Conduit Assignee” means, with respect to any Class B Conduit Investor, any commercial paper conduit, whose commercial paper has ratings of at least “A-2” from Standard & Poor’s and “P2” from Moody’s, that is administered by the Class B Funding Agent with respect to such Class B Conduit Investor or any Affiliate of such Class B Funding Agent, in each case, designated by such Class B Funding Agent to accept an assignment from such Class B Conduit Investor of the Class B Investor Group Principal Amount or a portion thereof with respect to such Class B Conduit Investor pursuant to Clause 9.3(b) (Class B Assignments) of the Issuer Facility Agreement.
“Class B Conduit Investor” means, in respect of Class B Notes, the several commercial paper conduits or special purpose entities issuing variable funding notes to affiliated commercial paper conduits listed from time to time pursuant to the Issuer Facility Agreement, whose details can be found in Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.
“Class B Conduits” has the meaning set forth in the definition of “Class B CP Rate”.
“Class B CP Fall-back Rate” means, as of any date of determination and with respect to any Class B Advance funded or maintained by any Class B Funding Agent’s Class B Investor Group through the issuance of Class B Commercial Paper during any Interest Period, the Euro Interbank Offered Rate appearing on the EURIBOR Rates Page at approximately 11:00 a.m. (London time) on the first day of such Interest Period as the rate for euro deposits with a one-month maturity.
“Class B CP Notes” has the meaning set forth in Clause 2.2(b)(iii) (Class B Conduit Investor Funding) of the Issuer Facility Agreement.
“Class B CP Rate” means, with respect to a Class B Conduit Investor in any Class B Investor Group (i) for any day during any Interest Period funded by such a Class B Conduit Investor set forth in Schedule 2 of the Issuer Facility Agreement or any other such Class B Conduit Investor that elects in its Assignment and Assumption Agreement to make this clause (i) applicable (collectively, the “Class B Conduits”), the greater of (A) zero and (B) the per annum rate equivalent to the weighted average of the per annum rates paid or payable by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short term promissory notes issued by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) maturing on dates other than those certain dates on which such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) are to receive funds) in respect of the promissory notes issued by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) that are allocated in whole or in part by their respective Class B Funding Agent (on behalf of such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits)) to fund or maintain the Class B Principal Amount or that are issued by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) specifically to fund or maintain the Class B Principal Amount, in each case, during such period, as determined by their respective Class B Funding Agent (on behalf of such Class B

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Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits)), including (x) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the related Class B Committed Note Purchasers (on behalf of such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits)), (y) all reasonable costs and expenses of any issuing and paying agent or other Person responsible for the administration of such Class B Conduits’ (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits’) commercial paper programs in connection with the preparation, completion, issuance, delivery or payment of Class B Commercial Paper, and (z) the costs of other borrowings by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) including borrowings to fund small or odd euro amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate in this clause (i) is a discount rate, in calculating the Class B CP Rate, the respective Class B Funding Agent for such Class B Conduits shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum and (ii) for any Interest Period for any portion of the Commitment of the related Class B Investor Group funded by any other Class B Conduit Investor, the “Class B CP Rate” applicable to such Class B Conduit Investor (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduit) as set forth in its Assignment and Assumption Agreement. Notwithstanding anything to the contrary in the preceding provisions of this definition, if any Class B Funding Agent shall fail to notify the Issuer and the Issuer Administrator of the applicable Class B CP Rate for the Class B Advances made by its Class B Investor Group for the related Interest Period by 11:00 a.m. London time on any Determination Date in accordance with Clause 3.1(b)(i) (Notice of Interest Rates) of the Issuer Facility Agreement, then the Class B CP Rate with respect to such Class B Funding Agent’s Class B Investor Group for each day during such Interest Period shall equal the Class B CP Fall-back Rate with respect to such Interest Period.
“Class B CP Tranche” means that portion of the Class B Principal Amount purchased or maintained with Class B Advances that bear interest by reference to the Class B CP Rate.
“Class B CP True-Up Payment Amount” has the meaning given to it in Clause 3.1(f) (CP True-Up Payment Amount) of the Issuer Facility Agreement.
“Class B Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of (a) the product of (i) the Class B Note Rate for such Interest Period and (ii) the Class B Principal Amount as of the close of business on such date divided by (b) 360.
“Class B Decrease” means a Class B Mandatory Decrease or a Class B Voluntary Decrease, as applicable.
“Class B Defaulting Committed Note Purchaser” has the meaning specified in Clause 2.2(b)(vii) (Class B Funding Defaults) of the Issuer Facility Agreement.
“Class B Deficiency Amount” has the meaning specified in Clause 3.1(c)(ii) (Payment of Interest; Funding Agent Failure to Provide Rate) of the Issuer Facility Agreement.
“Class B Delayed Amount” has the meaning given to it in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class B Delayed Funding Date” has the meaning specified in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class B Delayed Funding Notice” has the meaning specified in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class B Delayed Funding Procedures” has the meaning specified in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.

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OMITTED PORTIONS INDICATED BY [*REDACTED*].

“Class B Delayed Funding Purchaser” means, as of any date of determination, each Class B Committed Note Purchaser party to the Issuer Facility Agreement.
“Class B Delayed Funding Purchaser Group” means, collectively, each Class B Delayed Funding Purchaser.
“Class B Delayed Funding Reimbursement Amount” means, with respect to any Class B Delayed Funding Purchaser, with respect to the portion of the Class B Delayed Amount of such Class B Delayed Funding Purchaser funded by the Class B Available Delayed Amount Purchaser(s) on the date of the Class B Advance related to such Class B Delayed Amount, an amount equal to the excess, if any, of (a) such portion of the Class B Delayed Amount funded by the Class B Available Delayed Amount Purchaser(s) on the date of the Class B Advance related to such Class B Delayed Amount over (b) the amount, if any, by which the portion of any payment of principal (including any Class B Decrease), if any, made by the Issuer to each such Class B Available Delayed Amount Purchaser on any date during the period from and including the date of the Advance related to such Class B Delayed Amount to but excluding the Class B Delayed Funding Date for such Class B Delayed Amount, was greater than what it would have been had such portion of the Class B Delayed Amount been funded by such Class B Delayed Funding Purchaser on the date of the Class B Advance related to such Class B Delayed Amount.
“Class B Designated Delayed Advance” has the meaning specified in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class B Drawn Percentage” means, as of any date of determination, a fraction expressed as a percentage, the numerator of which is the Class B Principal Amount and the denominator of which is the Class B Maximum Principal Amount, in each case as of such date.
“Class B Excess Principal Event” shall be deemed to have occurred if, on any date, the Class B Principal Amount as of such date exceeds the Class B Maximum Principal Amount as of such date.
“Class B Funding Agent” means the financial institution set forth opposite the name of each Class B Conduit Investor, or if there is no Class B Conduit Investor with respect to any Class B Investor Group, the Class B Committed Note Purchaser with respect to such Class B Investor Group, on Schedule 2 to the Issuer Facility Agreement.
“Class B Funding Conditions” means, with respect to any Class B Advance requested by the Issuer pursuant to Clause 2.2(b) (Class B Advances) of the Issuer Facility Agreement, the following shall be true and correct both immediately before and immediately after giving effect to such Class B Advance:

(a)
the Issuer Repeating Representations and the representations and warranties of the Subordinated Noteholder set out in Clause 10 (Subordinated Noteholder Representations and Warranties) of the Subordinated Note Purchase Facility Agreement, in each case, shall be true and accurate as of the date of such Class B Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b)
the related Class B Funding Agent shall have received an executed Class B Advance Request certifying as to the current Issuer Aggregate Asset Amount delivered in accordance with the provisions of Clause 2.2(b) (Class B Advances) of the Issuer Facility Agreement;

(c)
no Class B Excess Principal Event is continuing; provided that, solely for purposes of calculating whether a Class B Excess Principal Event is continuing under this clause (c), the Class B Principal Amount shall be deemed to be increased by all Class B Delayed Amounts, if any, that any Class B Delayed Funding Purchaser(s) in a Class B Investor Group are required to fund on a Class B

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Delayed Funding Date that is scheduled to occur after the date of such requested Class B Advance that have not been funded on or prior to the date of such requested Class B Advance;

(d)	no Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes, exists;

(e)
if such Advance is in connection with any issuance of Additional Class B Notes or any Class B Investor Group Maximum Principal Increase, then the amount of such issuance or increase shall be equal to or greater than EUR 5,000,000 and integral multiples of EUR 100,000 in excess thereof;

(f)	the Revolving Period is continuing;

(g)
if the Net Book Value of any vehicle owned by a FleetCo is included in the calculation of the Issuer Aggregate Asset Amount as of such date (on a pro forma basis after giving effect to the application of such Advance on such date), then the representations and warranties of such FleetCo set out in Clause 8 (Representations and Warranties) of the relevant FleetCo Facility Agreement shall be true and accurate as of the date of such Class B Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

“Class B Initial Advance Amount” means, with respect to any Class B Noteholder, the amount specified as such on Schedule 2 to the Issuer Facility Agreement with respect to such Class B Noteholder.
“Class B Initial Investor Group Principal Amount” means, with respect to each Class B Investor Group, the amount set forth and specified as such opposite the name of the Class B Committed Note Purchaser included in such Class B Investor Group on Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.
“Class B Investor Group” means, collectively, a Class B Conduit Investor, if any, and the Class B Committed Note Purchaser(s) with respect to such Class B Conduit Investor or, if there is no Class B Conduit Investor with respect to any Class B Investor Group, the Class B Committed Note Purchaser(s) with respect to such Class B Investor Group, in each case, party to the Issuer Facility Agreement as of the Closing Date.
“Class B Investor Group Maximum Principal Increase” has the meaning given to it in Clause 2.1(d)(ii) (Investor Group Maximum Principal Increase) of the Issuer Facility Agreement.
“Class B Investor Group Maximum Principal Increase Addendum” means an addendum substantially in the form of Exhibit M-2 (Form of Class B Investor Group Maximum Principal Increase Addendum) of the Issuer Facility Agreement.
“Class B Investor Group Maximum Principal Increase Amount” means, with respect to each Class B Investor Group Maximum Principal Increase, on the effective date of any Class B Investor Group Maximum Principal Increase with respect to any Class B Investor Group, the amount scheduled to be advanced by such Class B Investor Group on such effective date, which amount may not exceed the product of (a) the Class B Drawn Percentage (immediately prior to the effectiveness of such Class B Investor Group Maximum Principal Increase) and (b) the amount of such Class B Investor Group Maximum Principal Increase.
“Class B Investor Group Principal Amount” means, as of any date of determination with respect to any Class B Investor Group, the result of:

(a)	such Class B Investor Group’s Class B Initial Investor Group Principal Amount; plus

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(b)
the Class B Investor Group Maximum Principal Increase Amount with respect to each Class B Investor Group Maximum Principal Increase applicable to such Class B Investor Group, if any, on or prior to such date; plus

(c)
the principal amount of the portion of all Class B Advances funded by such Class B Investor Group on or prior to such date (excluding, for the avoidance of doubt, any Class B Initial Advance Amount from the calculation of such Class B Advances); minus

(d)
the amount of principal payments (whether pursuant to a Class B Decrease, a redemption or otherwise) made to such Class B Investor Group pursuant to the Issuer Facility Agreement on or prior to such date.

“Class B Investor Group Supplement” the meaning specified in Clause 9.3(b)(iii) (Class B Assignments) of the Issuer Facility Agreement.
“Class B Majority Program Support Provider” means, with respect to the related Class B Investor Group, Class B Program Support Providers holding more than 50% of the aggregate commitments of all Class B Program Support Providers.
“Class B Mandatory Decrease” has the meaning given to it in Clause 2.3 (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.
“Class B Mandatory Decrease Amount” has the meaning given to it in Clause 2.3 (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.
“Class B Maximum Investor Group Principal Amount” means, with respect to each Class B Investor Group as of any date of determination, the amount specified as such for such Class B Investor Group on Schedule 2 of the Issuer Facility Agreement for such date of determination, as such amount may be increased or decreased from time to time in accordance with the terms thereof; provided that, on any day after the occurrence and during the continuance of an Amortization Event with respect to the Class B Notes, the Class B Maximum Investor Group Principal Amount with respect to each Class B Investor Group shall not exceed the Class B Investor Group Principal Amount for such Class B Investor Group.
“Class B Maximum Principal Amount” means zero, provided that such amount may be (i) reduced at any time and from time to time by the Issuer upon notice to each Class B Noteholder, the Administrative Agent, each Class B Conduit Investor and each Class B Committed Note Purchaser in accordance with the terms of the Issuer Facility Agreement, or (ii) increased at any time and from time to time upon the effective date for any Class B Investor Group Maximum Principal Increase.
“Class B Monthly Default Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of (i) an amount equal to the product of (x) 2.0%, (y) the result of (a) the sum of the Class B Principal Amount as of each day during the related Interest Period (after giving effect to any increases or decreases to the Class B Principal Amount on such day) during which an Amortization Event with respect to the Class B Notes has occurred and is continuing divided by (b) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class B Notes has occurred and is continuing, and (z) the result of (a) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class B Notes has occurred and is continuing divided by (b) 360 plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).
“Class B Monthly Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of:

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(a)	the Class B Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)
all previously due and unpaid amounts described in clause (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (b) at the Class B Note Rate); plus

(c)	the Class B Undrawn Fee with respect to each Investor Group for such Payment Date; plus

(d)	the Class B Program Fee with respect to each Class B Investor Group for such Payment Date; plus

(e)	the Class B CP True-Up Payment Amounts, if any, owing to each Class B Noteholder on such Payment Date.
“Class B MTM/DT Advance Rate Adjustment”    means, as of any date of determination,

(a)
with respect to the Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class B Concentration Adjusted Advance Rate with respect to the Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

(b)
with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class B Concentration Adjusted Advance Rate with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

(c)	with respect to any other FleetCo AAA Component, zero.
“Class B Non-Consenting Purchaser” has the meaning specified in Clause 9.2(b)(i) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.
“Class B Non-Defaulting Committed Note Purchaser” has the meaning specified in Clause 2.2(b)(vii) (Class B Funding Defaults) of the Issuer Facility Agreement.
“Class B Non-Delayed Amount” means, with respect to any Class B Delayed Funding Purchaser and a Class B Advance for which the Class B Delayed Funding Purchaser delivered a Class B Delayed Funding Notice, an amount equal to the excess of such Class B Delayed Funding Purchaser’s ratable portion of such Class B Advance over its Class B Delayed Amount in respect of such Class B Advance.
“Class B Noteholder” means each Person in whose name a Class B Note is registered in the Note Register.
“Class B Note Rate” means, for any Interest Period, the weighted average of the sum of (a) the weighted average (by outstanding principal balance) of the Class B CP Rates applicable to the Class B CP Tranche and (b) the Reference Rate applicable to the Class B Reference Rate Tranche in each case, for such Interest Period; provided, however, that the Class B Note Rate will in no event be higher than the maximum rate permitted by applicable law.
“Class B Note Repurchase Amount” has the meaning specified in Clause 11.1(b) (Optional Repurchase of the Class B Notes) of the Issuer Facility Agreement.
“Class B Notes” means the class B variable funding notes issued by the Issuer pursuant to the Issuer Facility Agreement subsequent to the Closing Date.

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“Class B Participants” has the meaning specified in Clause 9.3(b)(iv) (Class B Assignments) of the Issuer Facility Agreement.
“Class B Permitted Delayed Amount” has the meaning given to it in Clause 2.2(b)(v) (Class B Advances) of the Issuer Facility Agreement.
“Class B Permitted Required Non-Delayed Percentage” means, 10% or 25%.
“Class B Potential Terminated Purchaser” has the meaning specified in Clause 9.2(b)(i) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.
“Class B Principal Amount” means, when used with respect to any date, an amount equal to the sum of the Class B Investor Group Principal Amount as of such date with respect to each Class B Investor Group as of such date; provided that, during the Revolving Period, for purposes of determining whether or not the Required Noteholders have given any consent, waiver, direction or instruction, the Principal Amount held by each Class B Noteholder shall be deemed to include, without double counting, such Class B Noteholder’s undrawn portion of the “Class B Maximum Investor Group Principal Amount” (i.e., the unutilized purchase commitments under the Issuer Facility Agreement) for such Class B Noteholder’s Class B Investor Group.
“Class B Program Fee Letter” means any fee letter that is entered into in connection with the issuance of Class B Notes subsequent to the Closing Date by and among each initial Class B Conduit Investor, each initial Class B Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class B Program Fee Rate and the definition of Class B Undrawn Fee
“Class B Program Fee” means, with respect to each Payment Date and each Class B Investor Group, if any, an amount equal to the sum with respect to each day in the related Interest Period of the product of:

(c)
the Class B Program Fee Rate for such Class B Investor Group (or, if applicable, Class B Program Fee Rate for the related Class B Conduit Investor and Class B Committed Note Purchaser in such Class B Investor Group, respectively, if each of such Class B Conduit Investor and Class B Committed Note Purchaser is funding a portion of such Class B Investor Group’s Class B Investor Group Principal Amount) for such day, and

(d)
the Class B Investor Group Principal Amount for such Class B Investor Group (or, if applicable, the portion of the Class B Investor Group Principal Amount for the related Class B Conduit Investor and Class B Committed Note Purchaser in such Class B Investor Group, respectively, if each of such Class B Conduit Investor and Class B Committed Note Purchaser is funding a portion of such Class B Investor Group’s Class B Investor Group Principal Amount) for such day (after giving effect to all Class B Advances and Class B Decreases on such day), and

(e)	1/360.
“Class B Program Fee Rate” has the meaning specified in the Class B Program Fee Letter.
“Class B Program Support Provider” means any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, a Class B Committed Note Purchaser or a Class B Conduit Investor in respect of such Class B Committed Note Purchaser’s or Class B Conduit Investor’s Class B Notes, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Class B Conduit Investor’s securitization program as it relates to any Class B Commercial Paper issued by such Class B Conduit Investor, in each case pursuant to a program support agreement and any guarantor of any such person; provided that, no Disqualified Party shall be a “Class B Program Support Provider” without the

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prior written consent of an Authorized Officer of the Issuer, which consent may be withheld for any reason in the Issuer’s sole and absolute discretion.
“Class B Reference Rate Tranche” means the portion of the Class B Principal Amount purchased or maintained with Class B Advances that bear interest by reference to the Reference Rate.
“Class B Replacement Purchaser” has the meaning specified in Clause 9.2(b)(i) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.
“Class B Required Non-Delayed Amount” means, with respect to a Class B Delayed Funding Purchaser and a proposed Class B Advance, the excess, if any, of (a) the Class B Required Non-Delayed Percentage of such Class B Delayed Funding Purchaser’s Class B Maximum Investor Group Principal Amount as of the date of such proposed Class B Advance over (b) with respect to each previous Class B Designated Delayed Advance of such Class B Delayed Funding Purchaser with respect to which the related Class B Advance occurred during the thirty five (35) days preceding the date of such proposed Class B Advance, if any, the sum of, with respect to each such previous Class B Designated Delayed Advance for which the related Class B Delayed Funding Date will not have occurred on or prior to the date of such proposed Class B Advance, the Class B Non-Delayed Amount with respect to each such previous Class B Designated Delayed Advance.
“Class B Required Non-Delayed Percentage” means, as of the Closing Date, 10%, and as of any date thereafter, the Class B Permitted Required Non-Delayed Percentage most recently specified in a written notice delivered by the Issuer to the Administrative Agent, each Class B Funding Agent, each Class B Committed Note Purchaser and each Class B Conduit Investor at least 35 days prior to the effective date specified therein.
“Class B Second Delayed Funding Notice” is defined in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class B Second Delayed Funding Notice Amount” has the meaning specified in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.
“Class B Terminated Purchaser” has the meaning specified in Clause 9.2(b) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.
“Class B Transferee” has the meaning specified in Clause 9.3(b)(v) (Class B Assignments) of the Issuer Facility Agreement.
“Class B Up-Front Fee” for each Class B Committed Note Purchaser has the meaning specified in the Class B Up-Front Fee Letter, if any, for such Class B Committed Note Purchaser.
“Class B Up-Front Fee Letter” means, any fee letter that is entered into in connection with the issuance of Class B Notes subsequent to the Closing Date by and among such Class B Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class B Up-Front Fee for such Class B Committed Note Purchaser.
“Class B Undrawn Fee” means:

(a)
with respect to each Payment Date on or prior to the Commitment Termination Date and each Class B Investor Group, an amount equal to the sum with respect to each day in the Interest Period of the product of:

(i)	the Undrawn Fee Rate for such Class B Investor Group for such day; and

(ii)	the excess, if any, of (x) the Class B Maximum Investor Group Principal Amount for the related Class B Investor Group over (y) the Class B Investor Group Principal

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Amount for the related Class B Investor Group (after giving effect to all Class B Advances and Class B Decreases on such day), in each case for such day; and

(iii)	1/360; and

(b)	with respect to each Payment Date following the Commitment Termination Date, zero.
“Class B Undrawn Fee Rate” has the meaning specified in the Class B Program Fee Letter.
“Class B Voluntary Decrease” has the meaning given to it in Clause 2.3(d)(ii) (Voluntary Decrease) of the Issuer Facility Agreement.
“Class B Voluntary Decrease Amount” has the meaning specified in Clause 2.3(d)(ii) (Voluntary Decrease) of the Issuer Facility Agreement.
“Closing Date” means the date on which the Effective Time occurs.
“Commercial Paper” means Class A Commercial Paper and/or Class B Commercial Paper, as applicable.
“Commitment” means, the obligation of the Committed Note Purchasers included in each Investor Group to fund Advances pursuant to Clause 2.2 (Advances) of the Issuer Facility Agreement in an aggregate stated amount up to the Class A Maximum Investor Group Principal Amount and/or the Class B Maximum Investor Group Principal Amount, as applicable, for each such Investor Group.
“Commitment Termination Date” means the date falling two (2) years after the Closing Date or such later date designated in accordance with Clause 2.6 (Commitment Terms and Extensions of Commitments) of the Issuer Facility Agreement.
“Committed Note Purchaser” means the Class A Committed Note Purchaser(s) and/or the Class B Committed Note Purchaser(s), as applicable.
“Company Order” and “Company Request” means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Issuer Security Trustee.
“Concentration Excess Amount” means, as of any date of determination, the sum of (i) the Manufacturer Concentration Excess Amount with respect to each Manufacturer as of such date, if any, (ii) the Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, if any, and (iii) the Vehicle Concentration Excess Amount as of such date, if any, subject to the Concentration Excess Amount Calculation Convention.
“Concentration Excess Amount Calculation Convention” means (i) any CEA Asset designated as satisfying any Individual Concentration Excess Amount may also be designated as satisfying any other Individual Concentration Excess Amount so long as such CEA Asset bears the characteristics that give rise to such other Individual Concentration Excess Amount and (ii) the determination of which CEA Assets are to be designated as constituting any Individual Concentration Excess Amount shall be made iteratively by the Issuer or any FleetCo, as applicable, in its reasonable discretion.
“Conduit Investor” means the Class A Conduit Investor(s) and/or the Class B Conduit Investor(s), as applicable.
“Conduits” means the Class A Conduits and/or the Class B Conduits, as applicable.
“Confidential Information” means information that the Issuer, Hertz or any Affiliate thereof (or any successor to any such Person in any capacity) furnishes to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent, but does not include any such information

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(i) that is or becomes generally available to the public other than as a result of a disclosure by a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent or other Person to which a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent delivered such information, (ii) that was in the possession of a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent prior to its being furnished to such Committed Note Purchaser, such Conduit Investor, such Funding Agent or the Administrative Agent by the Issuer, Hertz or any Affiliate thereof; provided that, there exists no obligation of any such Person to keep such information confidential, or (iii) that is or becomes available to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent from a source other than the Issuer, Hertz or an Affiliate thereof; provided that, such source is not (1) known, or would not reasonably be expected to be known, to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent to be bound by a confidentiality agreement with the Issuer, Hertz or any Affiliate thereof, as the case may be, or (2) known, or would not reasonably be expected to be known, to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.
“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (b) under any letter of credit issued for the account of that Person or for which that Person is otherwise liable for reimbursement thereof. Contingent Obligations shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co making, discounting with recourse or sale with recourse by such Person of the obligation of another and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency of any balance sheet item, level of income or financial condition of another or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclause (i) or (ii) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.
“Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any material portion of its properties is bound or to which it or any material portion of its properties is subject.
“Corresponding DBRS Rating” means, for each Equivalent Rating Agency Rating for any Person, the DBRS rating designation corresponding to the row in which such Equivalent Rating Agency Rating appears in the table set forth below.

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Moody’s	S&P	Fitch	DBRS
Aaa	AAA	AAA	AAA
Aa1	AA+	AA+	AA(H)
Aa2	AA	AA	AA
Aa3	AA-	AA-	AA(L)
A1	A+	A+	A(H)
A2	A	A	A
A3	A-	A-	A(L)
Baa1	BBB+	BBB+	BBB(H)
Baa2	BBB	BBB	BBB
Baa3	BBB-	BBB-	BBB(L)
Ba1	BB+	BB+	BB(H)
Ba2	BB	BB	BB
Ba3	BB-	BB-	BB(L)
B1	B+	B+	B-High
B2	B	B	B
B3	B-	B-	B(L)
Caa1	CCC+	CCC	CCC(H)
Caa2	CCC	CC	CCC
Caa3	CCC-	C	CCC(L)
Ca	CC		CC(H)
C			CC
CC(L)
C(H)
C
C(L)

“Credit Support Annex” has the meaning specified in Clause 4.4(c) (Collateral Posting for Ineligible Interest Rate Cap Providers) of the Issuer Facility Agreement.

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“Credit Vehicle” means, on any date, a Vehicle which has been delivered to or to the order of any FleetCo by a Manufacturer or Dealer pursuant to a Vehicle Purchase Agreement but for which the full purchase price payable by or on behalf of such FleetCo has not been received by or on behalf of the relevant Manufacturer or Dealer.
“Daily Interest Allocation” means, on each Deposit Date, an amount equal to the sum of (i) the aggregate amount of Issuer Interest Collections deposited into the Issuer Interest Collection Account on such date and (ii) all amounts received by the Issuer in respect of the Interest Rate Caps on such date.
“Daily Principal Allocation” means, on each Deposit Date, an amount equal to the aggregate amount of Issuer Principal Collections deposited into the Issuer Principal Collection Account on such date.
“DBRS” means DBRS, Inc.
“DBRS Equivalent Rating” means, with respect to any date and any Person with respect to whom DBRS does not maintain a public Relevant DBRS Rating as of such date:

(a)	if such Person has an Equivalent Rating Agency Rating from three of the Equivalent Rating Agencies as of such date, then the median of the Corresponding DBRS Ratings for such Person as of such date;

(b)	if such Person has Equivalent Rating Agency Ratings from only two of the Equivalent Rating Agencies as of such date, then the lower Corresponding DBRS Rating for such Person as of such date; and

(c)	if such Person has an Equivalent Rating Agency Rating from only one of the Equivalent Rating Agencies as of such date, then the Corresponding DBRS Rating for such Person as of such date.
“DBRS Trigger Required Ratings” means, with respect to any entity, rating requirements that are satisfied if such entity has a long-term rating of at least “BBB” by DBRS (or, if such entity is not rated by DBRS, “Baa2” by Moody’s or “BBB” by S&P).
“Dealer” means any vehicles dealer (which is not, for the avoidance of doubt, a Manufacturer), including, without limitation, any vehicle auction house in the business of buying and selling vehicles.
“Deed of Pledge over Convertible Notes” means the receivables pledge between the Issuer, as pledgor, Hertz Holdings Netherlands B.V., as pledgor, and the Issuer Security Trustee, as pledgee, dated as of the Signing Date.
“Defaulted Letter of Credit” means, as of any date of determination, each Letter of Credit that, as of such date, an Authorized Officer of the Issuer Administrator has actual knowledge that:

(a)	such Letter of Credit is not be in full force and effect (other than in accordance with its terms or otherwise as expressly permitted in such Letter of Credit);

(b)	an Event of Bankruptcy has occurred with respect to the Letter of Credit Provider of such Letter of Credit and is continuing;

(c)	such Letter of Credit Provider has repudiated such Letter of Credit or such Letter of Credit Provider has failed to honor a draw thereon made in accordance with the terms thereof; or

(d)	a Downgrade Event has occurred and is continuing for at least thirty (30) consecutive days with respect to the Letter of Credit Provider of such Letter of Credit.

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“Deposit Date” means each Business Day on which any Issuer Collections are deposited into the Issuer Interest Collection Account and/or the Issuer Principal Collection Account.
“Depreciation Charge” means, as of any date of determination, with respect to any Lease Vehicle that is a:

(a)
Non-Program Vehicle, an amount at least equal to the greater of: (i) the depreciation charge recorded in any FleetCo’s or its designee’s computer systems calculated in accordance with US GAAP; and (ii) such higher percentage of the Capitalized Cost of such Lease Vehicle as of such date, selected by the Lessor in its sole and absolute discretion, that would cause the weighted average of the “Depreciation Charges” (weighted by Net Book Value as of such date) with respect to all Lease Vehicles that are Non-Program Vehicles as of such date to be equal to or greater than 1.25%;

(b)	Program Vehicle and such date occurs during the Estimation Period for such Lease Vehicle, if any, the Initially Estimated Depreciation Charge with respect to such Lease Vehicle, as of such date; and

(c)
Program Vehicle and such date does not occur during the Estimation Period, if any, for such Lease Vehicle, an amount at least equal to the depreciation charge recorded in any FleetCo’s or its designee’s computer systems calculated in accordance with US GAAP.

“Depreciation Record” has the meaning specified in Clause 4.1 of each Master Lease.
“Determination Date” means the date five (5) Business Days prior to each Payment Date.
“Disbursement” shall mean any L/C Credit Disbursement or any L/C Termination Disbursement under the Letters of Credit or any combination thereof, as the context may require.
“Discharge Date” means the date earliest to occur on which the Issuer Security Trustee notifies or confirms to the Issuer Secured Parties, each FleetCo and each FleetCo Administrator that:

(i)
there is no reasonable likelihood of there being any further payment, recovery or realization, whether due and payable on such date, or which shall or may become due and payable, whether from the relevant party under a Related Document or from the realization of the enforcement of any Issuer Security, or otherwise that would be available for distribution; or

(ii)	all amounts owed to the relevant Issuer Secured Parties (other than the Subordinated Noteholder) under the Issuer Priority of Payments have been fully and unconditionally discharged in full.
“Disposition Date” means, with respect to any Eligible Vehicle:

(a)	if such Eligible Vehicle was returned to a Manufacturer for repurchase pursuant to a Repurchase Program, the Turnback Date with respect to such Eligible Vehicle;

(b)
if such Eligible Vehicle was subject to a Guaranteed Depreciation Program and not sold to any third party prior to the Backstop Date with respect to such Eligible Vehicle, the Backstop Date with respect to such Eligible Vehicle;

(c)
if such Eligible Vehicle was sold to any Person (other than to the Manufacturer thereof pursuant to such Manufacturer’s Manufacturer Program) the date on which the proceeds of such sale are deposited in the relevant FleetCo Collection Account; and

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(d)
if such Eligible Vehicle becomes a Casualty or an Ineligible Vehicle (other than as a result of a sale thereof that would be included in any of clause (i) through (iii) above), the day on which such Eligible Vehicle suffers a Casualty or becomes an Ineligible Vehicle.

“Disposition Proceeds” means, with respect to each Non-Program Vehicle, the net proceeds from the sale or disposition (i) by a Fleetco, or (ii) following the sale or disposition by a FleetCo to the relevant OpCo, by such OpCo, of such Eligible Vehicle to any Person (other than any portion of such proceeds payable by the Lessee thereof pursuant to any Master Lease).
“Dispute” means any dispute arising out of or in connection with the relevant Related Document (including a dispute regarding the existence, validity or termination of such Related Document).
“Disqualified Party” means (i) any Person engaged in the business of renting, leasing, financing or disposing of motor vehicles or equipment operating under the name “Advantage”, “Alamo”, “Amerco”, “AutoNation”, “Avis”, “Budget”, “CarMax”, “Courier Car Rentals”, “Edge Auto Rental”, “Enterprise”, “EuropCar”, “Ford”, “Fox”, “Google”, “Lyft”, “Midway Fleet Leasing”, “National”, “Payless”, “Red Dog Rental Services”, “Silvercar”, “Triangle”, “Uber”, “Vanguard”, “ZipCar”, “Angel Aerial”, “Studio Services”; “Sixt”, “Penske”, “Sunbelt Rentals”, “United Rentals”, “ARI”, “LeasePlan”, “PHH”, “U-Haul”, “Virgin” or “Wheels” and (ii) any other Person that Hertz or any of its Affiliates reasonably determines to be a competitor of Hertz or any of its Affiliates, who has been identified in a written notice delivered to the Administrative Agent, each Funding Agent, each Committed Note Purchaser and each Conduit Investor and (iii) any Affiliate of any of the foregoing.
“Downgrade Event” has the meaning specified in Clause 5.7(b) (Letter of Credit Provider Downgrades) of the Issuer Facility Agreement.
“Downgrade Withdrawal Amount” has the meaning specified in Clause 5.7(b) (Letter of Credit Provider Downgrades) of the Issuer Facility Agreement.
“Due and Unpaid Lease Payment Amount” means, as of any date of determination, all amounts (other than Monthly Variable Rent) known by the applicable Servicer to be due and payable by the applicable Lessees to the applicable FleetCo on either of the next two succeeding Payment Dates pursuant to Clause 4.7 of the applicable Master Lease as of such date (other than (i) Monthly Base Rent payable on the second such succeeding Payment Date and (ii) Monthly Variable Rent), together with all amounts due and unpaid as of such date by such Lessees to such FleetCo pursuant to Clause 4.7 of the applicable Master Lease.
“Due Date” means, with respect to any payment due from a Manufacturer or auction dealer in respect of a Program Vehicle turned back for repurchase or sale pursuant to the terms of the related Manufacturer Program, the ninetieth (90th) day after the Disposition Date for such Eligible Vehicle.
“Early Program Return Payment Amount” means, with respect to each Payment Date and each Lease Vehicle that:

(a)	was a Program Vehicle as of its Turnback Date,

(b)	the Turnback Date for which occurred during the Related Month with respect to such Payment Date, and

(c)	the Turnback Date for which occurred prior to the Minimum Program Term End Date for such Lease Vehicle, an amount equal to the excess, if any, of (i) the Net Book Value of such Lease Vehicle (as of its Turnback Date) over (ii) the Repurchase Price received or receivable with respect to such Lease Vehicle (or that would have been received but for a Manufacturer Event of Default, as applicable).

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“EBA” means the European Banking Authority (formerly known as the Committee of European Banking Supervisors), or any predecessor, successor or replacement agency or authority.
“Effective Time” has the meaning given to it in the Escrow Deed.
“Election Period” has the meaning specified in Clause 2.6(c) (Procedures for Extension Consents) of the Issuer Facility Agreement.
“Eligible Account” means a separately identifiable deposit account established with an Acceptable Bank.
“Eligible Due and Unpaid Lease Payment Amount” means, with respect to a FleetCo as of any date of determination, the lesser of:
(a)    the relevant FleetCo Due and Unpaid Lease Payment Amount as of such date and
(b)    the product of
(i)    the sum of the relevant FleetCo AAA Components as of such date and
(ii)    4.0%.
“Eligible Interest Rate Cap Provider” means a counterparty to an Interest Rate Cap that is a bank, other financial institution or Person that as of any date of determination satisfies the DBRS Trigger Required Ratings (or whose present and future obligations under its Interest Rate Cap are guaranteed pursuant to a guarantee in a form and substance satisfactory to the Administrative Agent (acting reasonably) and satisfying the other requirements set forth in the related Interest Rate Cap provided by a guarantor that satisfies the DBRS Trigger Required Ratings); provided that, as of the date of the acquisition, replacement or extension (whether in connection with an extension of the Commitment Termination Date or otherwise) of any Interest Rate Cap, the applicable counterparty satisfies the Initial Counterparty Required Ratings (or such counterparty’s present and future obligations under its Interest Rate Cap are guaranteed pursuant to a guarantee (in form and substance satisfactory to the Administrative Agent (acting reasonably) and satisfying the other requirements set forth in the related Interest Rate Cap) provided by a guarantor that satisfies the Initial Counterparty Required Ratings.
“Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.
“Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to any FleetCo, as of such date by all Investment Grade Manufacturers.
“Eligible Investment Grade Program Vehicle Amount”    means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle for which the Disposition Date has not occurred as of such date.
“Eligible Letter of Credit Provider” means a Person having, at the time of the issuance of the related Letter of Credit and as of the date of any amendment or extension of the Commitment Termination Date a long-term senior unsecured debt rating (or the equivalent thereof) of at least “BBB” from DBRS (or if such Person is not rated by DBRS, “Baa2” by Moody’s or “BBB” by S&P).
“Eligible Manufacturer Receivable” means, as of any date of determination:

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(a)
each Manufacturer Receivable payable to any FleetCo by any Manufacturer that has a Relevant DBRS Rating as of such date of at least “A(L)” from DBRS (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, then a DBRS Equivalent Rating of at least “A(L)”) as of such date pursuant to a Manufacturer Program that, as of such date, has not remained unpaid for more than 150 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable;

(b)
each Manufacturer Receivable payable to any FleetCo by any Manufacturer that (a) has a Relevant DBRS Rating as of such date of (i) less than “A(L)” from DBRS as of such date and (ii) at least “BBB(L)” from DBRS as of such date or (b) if such Manufacturer does not have a Relevant DBRS Rating as of such date, then has a DBRS Equivalent Rating of (i) less than “A(L)” as of such date and (ii) at least “BBB(L)” as of such date, in either such case of the foregoing clause (a) or (b), pursuant to a Manufacturer Program that, as of such date, has not remained unpaid for more than 120 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable; and

(c)
each Manufacturer Receivable payable to any FleetCo by a Non-Investment Grade (High) Manufacturer or a Non-Investment Grade (Low) Manufacturer, in any case, pursuant to a Manufacturer Program, that, as of such date, has not remained unpaid for more than 90 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable.

“Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to the FleetCos, as of such date by all Non-Investment Grade (High) Manufacturers.
“Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to the FleetCos, as of such date by all Non-Investment Grade (Low) Manufacturers.
“Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.
“Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, for which the Disposition Date has not occurred as of such date.
“Eligible Vehicle” means a Vehicle that is owned a FleetCo and leased by such FleetCo to any Lessee pursuant to the applicable Master Lease:

(a)	that is not older than seventy-two (72) months from December 31 of the calendar year preceding the model year of such Vehicle;

(b)	that is owned by such FleetCo free and clear of all Security (other than Permitted Security);

(c)	that is designated on the applicable Servicer’s computer systems as leased under a Master Lease; and

(d)	that is not a Credit Vehicle.
“Enhancement” means, with respect to the Issuer Notes, the rights and benefits provided to the Noteholders of the Issuer Notes pursuant to any letter of credit, surety bond, cash collateral account, overcollateralization, issuance of Class B Notes and/or Subordinated Notes, spread account,

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guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, hedging instrument or any other similar agreement.
“Enhancement Agreement” means any contract, agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.
“Enhancement Provider” means the Person providing any Enhancement as designated in the Issuer Facility Agreement.
“Equivalent Rating Agency” means each of Fitch, Moody’s and S&P.
“Equivalent Rating Agency Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, the Relevant Rating by such Equivalent Rating Agency with respect to such Person as of such date.
“Escrow Deed” means the escrow deed dated on or around the Signing Date entered into by Credit Agricole Corporate and Investment Bank, as escrow agent, the parties to certain prior financings of the Hertz Group and the New Securitisation Parties (as defined therein).
“Estimation Period” means, with respect to any Lease Vehicle that is a Program Vehicle with respect to which the applicable depreciation charge set forth in the related Manufacturer Program for such Lease Vehicle has not been recorded in the applicable FleetCo’s or its designee’s computer systems or has been recorded in such computer systems, but has not been applied to such Program Vehicle therein, the period commencing on such Lease Vehicle’s Vehicle Lease Commencement Date and terminating on the date such applicable depreciation charge has been recorded in such FleetCo’s or its designee’s computer systems and applied to such Program Vehicle therein.
“EU Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017.
“EURIBOR” means the greater of zero and the offered rate which appears on the display designated on the Bloomberg Screen “BTMMEU” page (or such other page or service as may replace it for the purpose of displaying EURIBOR rates), as applicable to one month Euro deposits, or, in the case of Credit Agricole Corporate and Investment Bank (in its capacity as a Class A Committed Purchaser), as applicable to three month Euro deposits.
“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:

(a)
a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or

(b)	an order for relief in respect of such Person shall be entered in an involuntary case under bankruptcy laws or other similar laws now or hereafter in effect; or

(c)
such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

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(d)	the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (c) above.
“Excess Administrator Fee Allocation Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Issuer Administrator Fee Amount with respect to such Payment Date over (ii) the Capped Issuer Administrator Fee Amount with respect to such Payment Date.
“Excess Damage Charges” means, with respect to any Program Vehicle, the amount charged or deducted from the Repurchase Price by the Manufacturer of such Vehicle due to (a) damage over a prescribed limit, (b), if applicable, damage not subject to a prescribed limit and (c) missing equipment, in each case with respect to such Vehicle at the time that such Vehicle is turned in to such Manufacturer or its agent for repurchase or Auction pursuant to the applicable Manufacturer Program.
“Excess Mileage Charges” means, with respect to any Program Vehicle, the amount charged or deducted from the Repurchase Price, by the Manufacturer of such Vehicle due to the fact that such Vehicle has mileage over a prescribed limit at the time that such Vehicle is turned in to such Manufacturer or its agent for repurchase or Auction pursuant to the applicable Manufacturer Program.
“Excess Issuer Operating Expense Amount” means, with respect to any Payment Date the excess, if any, of (i) the Issuer Operating Expense Amount with respect to such Payment Date over (ii) the Capped Issuer Operating Expense Amount with respect to such Payment Date.
“Excess Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Issuer Security Trustee Fee Amount with respect to such Payment Date over (ii) the Capped Issuer Security Trustee Fee Amount with respect to such Payment Date.
“Excluded Payments” means (a) all incentive payments payable by a Manufacturer to purchase Vehicles (but not any amounts payable by a Manufacturer as an incentive for selling Program Vehicles outside of the related Manufacturer Program), (b) all amounts payable by a Manufacturer as compensation for the preparation of newly delivered vehicles, (c) all amounts payable by a Manufacturer as compensation for interest payable after the purchase price for a Vehicle is paid, (d) all amounts payable by a Manufacturer in reimbursement for warranty work performed by or on behalf of a FleetCo on the relevant Vehicles and (e) any volume rebates in connection with the purchase of Vehicles which are due to any OpCo.
“Existing/Prior Financing” means:

(a)
in respect of the Issuer, French FleetCo and Dutch FleetCo, the financing pursuant to the VFN Purchase Facility Agreement dated 8 July 2010 (as amended from time to time) between (among others) the Issuer and BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee;

(b)
in respect of German FleetCo, the financing pursuant to the Euro revolving credit facility agreement dated 24 June 2010, as amended from time to time (including for the avoidance of doubt any seasonal facilities or intragroup financing arrangements entered into in connection therewith); and

(c)	in respect of German FleetCo, the financing pursuant to the high yield bonds issued on 23 March 2018.
“Expected Final Payment Date” means the Commitment Termination Date.
“Extension Length” has the meaning specified in Clause 2.6 (Commitment Terms and Extensions of Commitments) of the Issuer Facility Agreement.

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“Facility Term” has the meaning specified in Clause 2.6(a) of the Issuer Facility Agreement.
“Failure Percentage” means, as of any date of determination, a percentage equal to 100% minus the lower of (x) the lowest Non-Program Vehicle Disposition Proceeds Percentage Average for any Determination Date (including such date of determination) within the preceding twelve (12) calendar months (or such fewer number of months as have elapsed since the Closing Date) and (y) the lowest Market Value Average as of any Determination Date within the preceding twelve (12) calendar months (or such fewer number of months as have elapsed since the Closing Date).
“Final Base Rent” has the meaning specified in Clause 4.3 of each Master Lease.
“Financial Statement” means, in respect of any Person, audited financial statements of such Person for a specified period (including a balance sheet, profit and loss account (or other form of income statement), but excluding for the avoidance of doubt any statement of cash flow).
“First Rating Trigger Event” means that at any time the Interest Cap Provider or (where applicable) the guarantor of the Interest Rate Cap Provider ceases to have the Initial Counterparty Required Ratings.
“Fitch” means Fitch Ratings.
“FleetCo” means the Dutch FleetCo, the French FleetCo, the German FleetCo and/or the Spanish FleetCo, as applicable.
“FleetCo AAA Component” means the Dutch AAA Component, the French AAA Component, the German AAA Component and/or the Spanish AAA Component, as applicable.
“FleetCo AAA Select Component” means each FleetCo AAA Component other than any Eligible Due and Unpaid Lease Payment Amount.
“FleetCo Acceleration Notice” means a Dutch Acceleration Notice, a French Acceleration Notice, a German Acceleration Notice and/or a Spanish Acceleration Notice, as applicable.
“FleetCo Account” means any Dutch Accounts, any French Accounts, any German Accounts and any Spanish Accounts, as applicable.
“FleetCo Account Mandates” means the signature authorities relating to a FleetCo Account, as amended from time to time in accordance with the relevant Account Bank Agreement.
“FleetCo Administration Agreement” means the Dutch Administration Agreement, the French Administration Agreement, the German Administration Agreement and/or the Spanish Administration Agreement, as applicable.
“FleetCo Administrator” means the Dutch Administrator, the French Administrator, the German Administrator and/or the Spanish Administrator, as applicable.
“FleetCo Administrator Default” means a Dutch Administrator Default, a French Administrator Default, a German Administrator Default and/or a Spanish Administrator Default, as applicable.
“FleetCo Administrator Termination Notice” has the meaning given to it in Clause 1.4 (Issuer Back-Up Administrator) of the International Account Bank Agreement.
“FleetCo Aggregate Asset Amount” means the Dutch Aggregate Asset Amount, the French Aggregate Asset Amount, the German Aggregate Asset Amount and/or the Spanish Aggregate Asset Amount, as applicable.

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“FleetCo Back-Up Administration Agreement” means the Dutch Back-Up Administration Agreement, the French Back-Up Administration Agreement, the German Back-Up Administration Agreement and/or the Spanish Back-Up Administration Agreement, as applicable.
“FleetCo Back-Up Administrator” means the Dutch Back-Up Administrator, the French Back-Up Administrator, the German Back-Up Administrator and/or the Spanish Back-Up Administrator, as applicable.
“FleetCo Carrying Charges” means the Dutch Carrying Charges, the French Carrying Charges, the German Carrying Charges and/or the Spanish Carrying Charges, as applicable.
“FleetCo Class A Baseline Advance Rate” means, the Dutch Class A Baseline Advance Rate, the French Class A Baseline Advance Rate, the Spanish Class A Baseline Advance Rate and/or the German Class A Baseline Advance Rate, as applicable.
“FleetCo Class A Blended Advance Rate” means the Dutch Class A Blended Advance Rate, the French Class A Blended Advance Rate, the German Class A Blended Advance Rate and the Spanish Class A Blended Advance Rate, as applicable.
“FleetCo Class A Blended Advance Rate Weighting Denominator” means the Dutch Class A Blended Advance Rate Weighting Denominator, the French Class A Blended Advance Rate Weighting Denominator, the German Class A Blended Advance Rate Weighting Denominator and the Spanish Class A Blended Advance Rate Weighting Denominator, as applicable.
“FleetCo Class A Blended Advance Rate Weighting Numerator” means the Dutch Class A Blended Advance Rate Weighting Numerator, the French Class A Blended Advance Rate Weighting Numerator, the German Class A Blended Advance Rate Weighting Numerator and the Spanish Class A Blended Advance Rate Weighting Numerator, as applicable.
“FleetCo Class B Baseline Advance Rate” means, the Dutch Class B Baseline Advance Rate, the French Class B Baseline Advance Rate, the Spanish Class B Baseline Advance Rate and/or the German Class B Baseline Advance Rate, as applicable.
“FleetCo Class B Blended Advance Rate” means the Dutch Class B Blended Advance Rate, the French Class B Blended Advance Rate, the German Class B Blended Advance Rate and the Spanish Class B Blended Advance Rate, as applicable.
“FleetCo Class B Blended Advance Rate Weighting Denominator” means the Dutch Class B Blended Advance Rate Weighting Denominator, the French Class B Blended Advance Rate Weighting Denominator, the German Class B Blended Advance Rate Weighting Denominator and the Spanish Class B Blended Advance Rate Weighting Denominator, as applicable.
“FleetCo Class B Blended Advance Rate Weighting Numerator” means the Dutch Class B Blended Advance Rate Weighting Numerator, the French Class B Blended Advance Rate Weighting Numerator, the German Class B Blended Advance Rate Weighting Numerator and the Spanish Class B Blended Advance Rate Weighting Numerator, as applicable.
“FleetCo Collateral” means the Dutch Collateral, the French Collateral, the German Collateral and/or the Spanish Collateral, as applicable.
“FleetCo Collection Account” means the Dutch Collection Account, the French Collection Account, the German Collection Accounts and/or the Spanish Collection Account, as applicable.
“FleetCo Collections” means the Dutch Collections, the French Collections, the German Collections and/or the Spanish Collections, as applicable.

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“FleetCo Daily Collection Report” means the Dutch Daily Collection Report, the French Daily Collection Report, the German Daily Collection Report and/or the Spanish Daily Collection Report, as applicable.
“FleetCo Due and Unpaid Lease Payment Amount” means the Due and Unpaid Lease Payment Amount with respect to the Dutch Master Lease, the French Master Lease, the German Master Lease and the Spanish Master Lease.
“FleetCo Enforcement Notice” means a Dutch Enforcement Notice, a French Enforcement Notice, a German Enforcement Notice and/or a Spanish Enforcement Notice, as applicable.
“FleetCo Facility Agreement” means the Dutch Facility Agreement, the French Facility Agreement, the German Facility Agreement and/or the Spanish Facility Agreement, as applicable.
“FleetCo Interest Collections” means the Dutch Interest Collections, the French Interest Collections, the German Interest Collections and/or the Spanish Interest Collections, as applicable.
“FleetCo Maximum Principal Amount” means the Dutch Maximum Principal Amount, the French Maximum Principal Amount, the German Maximum Principal Amount and/or the Spanish Maximum Principal Amount, as applicable.
“FleetCo Note Framework Agreement” means each of the Dutch Note Framework Agreement, the Spanish Note Framework Agreement and the German Note Framework Agreement, as applicable.
“FleetCo Note Register” means each of the Dutch Note Register, the Spanish Note Register and the German Note Register, as applicable.
“FleetCo Notes” means the Dutch Notes, the Spanish Notes and the German Notes as applicable.
“FleetCo Principal Collections” means the Dutch Principal Collections, the French Principal Collections, the German Principal Collections and/or the Spanish Principal Collections, as applicable.
“FleetCo Priority of Payments” means the Dutch Priority of Payments, the French Priority of Payments, the German Priority of Payments and/or the Spanish Priority of Payments, as applicable.
“FleetCo Registrar” means the Dutch Registrar, the German Registrar and/or the Spanish Registrar, as applicable.
“FleetCo Related Documents” means the THC Guarantee and Indemnity, the Dutch Related Documents, the French Related Documents, the German Related Documents and/or the Spanish Related Documents, as applicable.
“FleetCo Repeating Representations” means the Dutch Repeating Representations, the French Repeating Representations, the German Repeating Representations and the Spanish Repeating Representations, as applicable.
“FleetCo Secured Obligations” means the Dutch Secured Obligations, the French Secured Obligations, the German Secured Obligations and/or the Spanish Secured Obligations, as applicable.
“FleetCo Secured Party” means the Dutch Secured Parties, the French Secured Parties, the German Secured Parties and/or the Spanish Secured Parties, as applicable.
“FleetCo Security” means the Dutch Security, the French Security, the German Security and/or the Spanish Security, as applicable.

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“FleetCo Security Documents” means the Dutch Security Documents, the French Security Documents, the German Security Documents and/or the Spanish Security Documents, as applicable.
“FleetCo Security Trustee” means the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and/or the Spanish Security Trustee, as applicable.
“FleetCo Transaction Account” means the Dutch Transaction Account, the French Transaction Account, the German Transaction Account and/or the Spanish Transaction Account, as applicable.
“Franchisee Sublease Contractual Criteria” means, with respect to the sublease of Lease Vehicles by a Lessee to a franchisee, the related sublease:

(a)	states in writing that it is subject to the terms and conditions of the applicable Master Lease and is subject and subordinate in all respects to such Master Lease;

(b)
requires that the Lease Vehicles subleased under such sublease may only be used in furtherance of the business contemplated by any applicable franchise or license agreement entered into by the sublessee;

(c)
other than renting such subleased Lease Vehicles to customers in the ordinary course of such franchisee’s business, prohibits such franchisee from subleasing such Lease Vehicles or otherwise assigning any of its rights with respect to such Lease Vehicles or assigning any of its rights or obligations in, to or under such sublease;

(d)
does not permit the termination date for such subleased Lease Vehicles under such sublease to exceed the Maximum Lease Termination Date with respect to such Lease Vehicle under the applicable Master Lease;

(e)
limits such franchisee’s use of such subleased Lease Vehicles to primarily in the Relevant Jurisdiction (which will include all normal course movements of vehicles across borders in connection with customer rentals and following any such movements until convenient to return such Lease Vehicles to the Relevant Jurisdiction, in each case in the franchisee’s course of business);

(f)
requires such franchisee to report the location of such subleased Lease Vehicles no less frequently than weekly and grant inspection rights to the applicable Lessee upon reasonable request of such Lessee;

(g)	prohibits such franchisee from using any such subleased Lease Vehicles in violation of any laws or regulations or contrary to the provisions of any applicable insurance policy;

(h)
contains an express acknowledgement and agreement from such franchisee that each such subleased Lease Vehicle is at all times the property of the applicable Lessor and that such franchisee acquires no right, title or interest in or to such Lease Vehicle except a leasehold interest with respect to such subleased Lease Vehicle, subject to the applicable Master Lease;

(i)
allows the applicable Lessor or such Lessee, upon the occurrence of an event of default pursuant to such sublease, to enter the premises where such subleased Lease Vehicles may be located and take possession of such subleased Lease Vehicles;

(j)
contains an express covenant from such franchisee that prior to the date that is one year and one day after the payment of the latest maturing applicable FleetCo Note, it will not institute against or join with any other Person in instituting against the applicable Lessor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any national or state bankruptcy or similar law;

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(k)	states that such sublease shall terminate upon the termination of the applicable Master Lease; and

(l)	requires that the Lease Vehicles subleased under such sublease must primarily be used in the course of the applicable franchisee’s daily car rental business.
“Funding Agent” means the Class A Funding Agent(s) and/or the Class B Funding Agent(s), as applicable.
“GAAP” means generally accepted accounting principles in the Relevant Jurisdiction, as applicable.
“German FleetCo THC Indemnity” means the indemnity deed dated on or about the Signing Date between, amongst others, The Hertz Corporation, German FleetCo, the Issuer Security Trustee and the FleetCo Security Trustee.
“Global Deed of Termination and Release” means the deed of termination and release dated on or about the Signing Date entered into between the parties to the existing European ABS transaction of the Hertz Group.
“Governmental Authority” means any national, state, local or foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.
“Guaranteed Depreciation Program” means a guaranteed depreciation program pursuant to which a Manufacturer has agreed to (a) cause Vehicles manufactured by it or one of its Affiliates that are turned back during the specified Repurchase Period to be sold at Auction, (b) cause the proceeds of any such sale to be deposited in the applicable FleetCo Collection Account by such auction dealer promptly following such sale and (c) pay to the applicable FleetCo the excess, if any, of the guaranteed payment amount with respect to any such Vehicle calculated as of the Turnback Date in accordance with the provisions of such guaranteed depreciation program over the amount deposited in the applicable FleetCo Collection Account by an auction dealer pursuant to clause (b) above.
“Hertz” means The Hertz Corporation, a Delaware corporation.
“Hertz Group” means collectively, Hertz and each Affiliate.
“Hertz Senior Credit Facility Default” means the occurrence of an event that (i) results in all amounts under each of Hertz’s Senior Credit Facilities becoming immediately due and payable and (ii) has not been waived by the lenders under each of Hertz’s Senior Credit Facilities.
“HGH” means Hertz Global Holdings, Inc., and any successor in interest thereto.
“Holdings” means Rental Car Intermediate Holdings, LLC, and any successor in interest thereto.
“IFRS” means International Financial Reporting Standards.
“Indebtedness” means, as applied to any Person, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price for property or services, which purchase price is (i) due more than six months from the date of the incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (e) all indebtedness in respect of any of the foregoing secured by any Security on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, and (f) all Contingent Obligations of such Person in respect of any of the foregoing.

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“Indemnified Liabilities” has the meaning specified in Clause 11.4(b) (Indemnification) of the Issuer Facility Agreement.
“Indemnified Parties” has the meaning specified in Clause 11.4(b) (Indemnification) of the Issuer Facility Agreement.
“Independent Director” means a Person who is not currently and has not been during the five years prior to his or her appointment as Independent Director:

(a)
a stockholder, member, partner, director, officer, employee, Affiliate, associate, creditor (other than the corporate services provider), franchisee, major supplier, major customer or independent contractor of any FleetCo, any OpCo or any Affiliate thereof (excluding, however, any service provided by a Person engaged as an “independent” manager or director, as the case may be); or

(b)
a Person owning directly or beneficially any outstanding shares of common stock of any FleetCo, any OpCo or any Affiliate thereof, or a stockholder, director, officer, employee, Affiliate, associate, creditor or independent contractor of such beneficial owner or any of such beneficial owner’s Affiliates or associates; or

(c)
a director, officer, employee, member or partner or member of the immediate family of, or a Person otherwise owning a direct or indirect ownership interest in, any Person described in clauses (a) or (b) above.

“Individual Concentration Excess Amounts” means the Spain Concentration Excess Amount, the Non-Program Vehicle Concentration Excess Amount, the Light-Duty Truck Concentration Excess Amount, the Manufacturer Concentration Excess Amount and the Non-Investment Grade (High) Program Receivable Concentration Excess Amount.
“Ineligible Vehicle” means, as of any date of determination, a Vehicle that is owned by a FleetCo and leased by such FleetCo to any Lessee pursuant to the applicable Master Lease that is not an Eligible Vehicle as of such date.
“Initial Counterparty Required Ratings” means, with respect to any entity, rating requirements that are satisfied if such entity has a long-term rating of at least “A” by DBRS (or, if such entity is not rated by DBRS, “A2” by Moody’s or “A” by S&P).
“Initially Estimated Depreciation Charge” means, with respect to any Lease Vehicle that is a Program Vehicle, as of any date of determination during the Estimation Period for such Lease Vehicle, the monthly depreciation charge (expressed as a monthly Euro amount), if any, for such Lease Vehicle reasonably estimated by the applicable FleetCo (or its designee) as of such date.
“In-Service Date” means (i) in relation to a Program Vehicle, the date on which depreciation commences with regard to such Vehicle in accordance with the terms of the relevant Manufacturer Program and (ii) in relation to a Non-Program Vehicle, the date on which such Vehicle is first available to be placed in service under the terms of the applicable Master Lease.
“Insolvency Official” means, in relation to a relevant entity, a liquidator, provisional liquidator, administrator, insolvency administrator, preliminary insolvency administrator, administrative receiver, receiver, examiner or manager, compulsory or interim manager, nominee, supervisor, trustee, conservator, guardian or other similar officer in respect of such entity or in respect of any arrangement, compromise or composition with any creditors or any equivalent or analogous officer under the law of any jurisdiction.
“Inspection Period” has the meaning specified in Clause 2.1(d) of each Master Lease.

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“Insurance Policies” has the meaning specified in Clause 5.1.2 of each Master Lease.
“Inter-Group Transferred Vehicle” means any Lease Vehicle that, immediately prior to its Vehicle Lease Commencement Date, was owned by a member of the Hertz Group and was initially purchased by a member of the Hertz Group from an unaffiliated third party and such Vehicle Lease Commencement Date occurs more than thirty-six (36) days after the date of the delivery of such Lease Vehicle to a member of the Hertz Group by such third party.
“Interest Period” means a period commencing on and including the second Business Day preceding a Determination Date and ending on and including the day preceding the second Business Day preceding the next succeeding Determination Date; provided, however, that the initial Interest Period shall commence on and include September 28, 2018 and end on and include November 14, 2018; provided further, however, that the final Interest Period with respect to the Class A Notes and/or the Class B Notes shall commence on and include the second Business Day preceding the Determination Date immediately preceding the Payment Date upon which the Class A Principal Amount and/or Class B Principal Amount, as applicable, is reduced to zero and end on and include such Payment Date.
“Interest Rate Cap” means any interest rate cap entered into in accordance with the provisions of Clause 4.4 (Interest Rate Caps) of the Issuer Facility Agreement, including, the Interest Rate Cap Documents with respect thereto.
“Interest Rate Cap Documents” means, with respect to any Interest Rate Cap, the documentation that governs such Interest Rate Cap.
“Interest Rate Cap Provider” means the Issuer’s counterparty under any Interest Rate Cap.
“International Account Bank Agreement” means the account bank agreement entered into by the Issuer, the Dutch Account Bank, the Issuer Account Bank, the German Account Bank, the Issuer Security Trustee and the Issuer Administrator dated on or about the Signing Date.
“Intra-Group Transfer” has the meaning specified in Clause 2.1 of Schedule 3 to each Master Lease.
“Intra-Lease Lessee Transfer Schedule” has the meaning specified in Clause 2.2(b) of each Master Lease.
“Investment Company Act” means the United States Investment Company Act of 1940, as amended.
“Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that has a Relevant DBRS Rating as of such date of at least “BBB(L)” from DBRS (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, then, a DBRS Equivalent Rating of “BBB(L)”) as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any Equivalent Rating Agency), such Manufacturer may, in the applicable FleetCo’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by DBRS (or, if such Manufacturer is not rated by DBRS, such DBRS Equivalent Rating) for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any FleetCo Administrator, any FleetCo or any Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the FleetCo Security Trustee notifies the applicable FleetCo Administrator in writing of such withdrawal or downgrade (as applicable).
“Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle manufactured by an Investment Grade Manufacturer that is not an Investment Grade Program Vehicle as of such date.

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“Investment Grade Program Vehicle” means, as of any date of determination, any Program Vehicle that is:

(a)	manufactured by an Investment Grade Manufacturer (as determined as of such date of determination) that is subject to a Manufacturer Program;

(b)	subject to an agreement with a Dealer which agreement is guaranteed by an Investment Grade Manufacturer (as determined as of such date of determination); or

(c)
subject to an agreement with a Dealer which agreement is not guaranteed by an     Investment Grade Manufacturer and which Dealer has the Relevant DBRS Rating or DBRS Equivalent Rating set out in the definition of “Investment Grade Manufacturer” (as     determined as of such date of determination);

and, in each case, such Program Vehicle is subject to such Manufacturer Program or agreement, as applicable, on the Vehicle Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Clause 2.5 (Redesignation of Vehicles) of the applicable Master Lease as of such date.
“Investor Group” means the Class A Investor Group and the Class B Investor Group, as applicable.
“Issuer” means International Fleet Financing No. 2 B.V., a private company with limited liability (besloten vernootschap met beperkte aansprakelijkheid) incorporated in The Netherlands and registered with the Trade Register of the Dutch Chamber of Commerce under number 34394429 and having its registered address at Fourth Floor, 3 George’s Dock, IFSC, Dublin 1, Ireland.
“Issuer Acceleration Notice” has the meaning specified in Clause 6 (Enforcement) of the Issuer Security Trust Deed.
“Issuer Account Bank” means BNP Paribas, Dublin Branch or, as the case may be, any other Acceptable Bank which would be subsequently appointed as Issuer Account Bank pursuant to the terms of the International Account Bank Agreement.
“Issuer Accounts Deed of Charge” means the deed of charge of bank accounts entered into between the Issuer and the Issuer Security Trustee dated on or about the Signing Date.
“Issuer Account Collateral” means all the assets of the Issuer which from time to time are, or are expressed to be, the subject of the security granted under the Issuer Accounts Deed of Charge.
“Issuer Accounts” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement and for the avoidance of doubt shall exclude Capital Accounts.
“Issuer Account Mandate” means the signature authorities relating to the Issuer Accounts as amended from time to time.
“Issuer Administration Agreement” means the Issuer administration agreement entered into between the Issuer, the Issuer Administrator, the Administrative Agent and the Issuer Security Trustee dated on or about the Signing Date.
“Issuer Administrator” means Hertz Europe Limited in its capacity as the administrator under the Issuer Administration Agreement.
“Issuer Administrator Default” has the meaning set forth in Clause 9(c) (Term of Agreement; Resignation and Removal of Issuer Administrator) of the Issuer Administration Agreement.

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“Issuer Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the fees payable to the Issuer Administrator pursuant to the Issuer Administration Agreement on such Payment Date.
“Issuer Administrator Termination Notice” has the meaning given to it in Clause 1.4 (Issuer Back-Up Administrator) of the International Account Bank Agreement.
“Issuer Aggregate Asset Amount” means the aggregate of each FleetCo Aggregate Asset Amount plus the Aggregate Transaction Account Amount.
“Issuer Back-Up Administrator” means TMF SFS Management B.V. and any successor or replacement appointed pursuant to the Issuer Back-Up Administration Agreement.
“Issuer Back-Up Administration Termination Event” has the meaning set forth in Clause 4.1 of the Issuer Back-Up Administration Agreement.
“Issuer Back-Up Administration Agreement” means that certain Issuer Back-Up Administration Agreement dated on or about the Signing Date by and among the Issuer Back-Up Administrator, the Issuer, the Issuer Security Trustee and the Issuer Administrator, and any successor agreement entered into with a successor back-up administrator in accordance with the foregoing agreement and the Issuer Facility Agreement.
“Issuer Back-Up Servicing Fee” has the meaning given to it in Clause 5.1(a) of the Issuer Back-Up Administration Agreement.
“Issuer Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Issuer Class A Blended Advance Rate Weighting Numerator and the denominator of which is the Issuer Class A Blended Advance Rate Weighting Denominator, in each case as of such date, provided that the Issuer Class A Blended Advance Rate shall not exceed [*REDACTED*].
“Issuer Class A Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of all FleetCo AAA Components, in each case as of such date.
“Issuer Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the aggregate sum of, for each FleetCo, the product of (A) the sum of such FleetCo’s FleetCo AAA Components, multiplied by (B) the relevant FleetCo Class A Blended Advance Rate, in each case as of such date.
“Issuer Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Issuer Class B Blended Advance Rate Weighting Numerator and the denominator of which is the Issuer Class B Blended Advance Rate Weighting Denominator, in each case as of such date.
“Issuer Class B Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of all FleetCo AAA Components, in each case as of such date.
“Issuer Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the aggregate sum of, for each FleetCo, the product of (A) the sum of such FleetCo’s FleetCo AAA Components, multiplied by (B) the relevant FleetCo Class B Blended Advance Rate, in each case as of such date.
“Issuer Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the Issuer Security created pursuant to the Issuer Security Documents.

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“Issuer Collections” means all payments on or in respect of the Issuer Collateral.
“Issuer Co-operation Agreement” means the co-operation agreement between the Issuer, Hertz Holdings Netherlands B.V. and Wilmington Trust SP Services (Dublin) Limited dated on or about the Signing Date.
“Issuer Corporate Services Agreement” means the corporate services agreement between the Issuer and the Issuer Corporate Services Provider dated on or about the Signing Date.
“Issuer Corporate Services Provider” means Wilmington Trust SP Services (Dublin) Limited.
“Issuer Daily Collection Report” has the meaning specified in Clause 10.1(a) (Reports and Instructions to Trustee) of the Issuer Note Framework Agreement.
“Issuer Declaration of Trust” means the declaration of trust over shares in the Issuer by the Issuer Corporate Services Provider dated 8 July 2010 as amended and restated on or about the Signing Date.
“Issuer Enforcement Notice” has the meaning specified in Clause 6 (Enforcement) of the Issuer Security Trust Deed.
“Issuer Facility Agreement” means the VFN issuance facility agreement entered into between the Issuer, the Administrative Agent, certain Committed Note Purchasers, certain Conduit Investors, certain Funding Agents for the Investor Groups and the Issuer Security Trustee dated on or about the Signing Date.
“Issuer Interest Collections” means on any date of determination, all Issuer Collections that represent interest payments on the Leasing Company Notes and the French Facility plus any amounts earned on Permitted Investments in the Issuer Collection Account that are available for distribution on such date.
“Issuer Interest Collection Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.
“Issuer IR Cap CSA Collateral Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.
“Issuer L/C Cash Collateral Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.
“Issuer Maximum Principal Amount” means, as of any date of determination, the sum of the Class A Maximum Principal Amount plus the Class B Maximum Principal Amount, in each case as of such date.
“Issuer Note Framework Agreement” means the note framework agreement entered into between, amongst others, the Issuer and the Issuer Security Trustee dated on or about the Signing Date.
“Issuer Notes” means the Class A Notes and the Class B Notes.
“Issuer Operating Expense Amount” means, with respect to any Payment Date, the aggregate amount of Carrying Charges on such Payment Date (excluding any Carrying Charges payable to the Noteholders, the Administrative Agent or the Funding Agents).
“Issuer Principal Collections” means any Issuer Collections other than Issuer Interest Collections.
“Issuer Principal Collection Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.

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“Issuer Priority of Payments” means the priority of payments set out in Clause 5 (Priority of Payments) of the Issuer Facility Agreement.
“Issuer Related Documents” means this Master Definitions and Construction Agreement, the Issuer Note Framework Agreement, the Issuer Facility Agreement, the Issuer Subordinated Facility Agreement, the Subordinated Issuer Convertible Notes Purchase Agreement, the Preference Certificate Purchase Agreement, the FCT Note Purchase Agreement, the French Payment Direction Agreement, the Issuer Administration Agreement, the Issuer Back-up Administration Agreement, the Dutch Facility Agreement, the Spanish Facility Agreement, the German Facility Agreement, the International Account Bank Agreement, the Issuer Corporate Services Agreement, the Issuer Co-operation Agreement, the Issuer Security Documents, the Tax Deed of Covenant, the Interest Rate Cap Documents, the Credit Support Annex, the Risk Retention Letter, the Global Deed of Termination and Release and any other agreements relating to the issuance or purchase of the Issuer Notes.
“Issuer Repeating Representations” means the representations and warranties of the Issuer and the Issuer Administrator set out in Clause 6 and Annex I (Representations and Warranties) of the Issuer Facility Agreement and the representations and warranties of the Issuer set out in the Issuer Note Framework Agreement save for the representations and warranties set out in the following clauses in the Issuer Note Framework Agreement: (i) Sub-Clause 5.3 (No Consent); (ii) Sub-Clause 5.12 (Ownership of Shares; Subsidiary); (iii) Sub-Clause 5.15 (Centre of Main Interests); (iv) Sub-Clause 5.16 (Taxes); (v) Sub-Clause 5.17 (Capitalisation); (vi) Sub-Clause 5.20 (Beneficial Owner); (vii) Sub-Clause 5.28 (No Distributions); and (viii) Sub-Clause 5.23 (Filings).
“Issuer Reserve Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.
“Issuer Secured Obligations” means the aggregate of the Issuer’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the Issuer Secured Parties:

(a)	whether actually or contingently, or

(b)	whether presently due or falling due at some future time,
arising under the Issuer Related Documents and the Issuer Notes, whether solely or jointly with another person, whether as principal or surely and whether or not the Issuer Secured Parties shall have been an original party to the relevant transaction and in whatever currency denominated.
“Issuer Secured Party” means each of the Parties listed at Schedule 1 (Issuer Secured Parties) to the Issuer Security Trust Deed.
“Issuer Security” means the security granted pursuant to the Issuer Security Documents.
“Issuer Security Documents” means the Issuer Security Trust Deed, the Issuer Accounts Deed of Charge, the Issuer Shares Pledge, the Deed of Pledge over Convertible Notes and the Issuer Declaration of Trust.
“Issuer Security Trust Deed” means the security trust deed dated on or around the Signing Date entered into by the Issuer Security Trustee and the Issuer.
“Issuer Security Trust Deed of Accession” has the meaning specified in the Issuer Security Trust Deed.
“Issuer Security Trustee” means BNP Paribas Trust Corporation UK Limited.

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“Issuer Security Trustee Fee Amount” has the meaning specified in the fee letter between the Issuer Security Trustee and the Issuer.
“Issuer Shares Pledge” means the deed of pledge of registered shares of the Issuer dated on or about the Closing Date, granted by Hertz Holdings Netherlands B.V. and Wilmington Trust SP Services (Dublin) Limited.
“Issuer Subordinated Facility Agreement” means the subordinated debt facility agreement entered into between the Issuer, Hertz Holdings Netherlands B.V. and the Issuer Security Trustee dated on or about the Signing Date.
“Joinder” has the meaning specified in Annex A of the Master Lease.
“Joinder Date” has the meaning specified in Annex A of the Master Lease.
“L/C Cash Collateral Account Collateral” means the Issuer Account Collateral with respect to the Issuer L/C Cash Collateral Account.
“L/C Cash Collateral Account Surplus” means, with respect to any Payment Date, the lesser of (a) the Available L/C Cash Collateral Account Amount and (b) the excess, if any, of the Adjusted Liquid Enhancement Amount over the Required Liquid Enhancement Amount on such Payment Date.
“L/C Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Available L/C Cash Collateral Account Amount as of such date and the denominator of which is the Letter of Credit Amount as of such date.
“L/C Credit Disbursement” means an amount drawn under a Letter of Credit pursuant to a Certificate of Credit Demand.
“L/C Termination Disbursement” means an amount drawn under a Letter of Credit pursuant to a Certificate of Termination Demand.
“Lease Commencement Date” has the meaning specified in Clause 3.2 of the Master Lease.
“Lease Event of Default” has the meaning specified in Clause 9.1 of the Master Lease.
“Lease Expiration Date” has the meaning specified in Clause 3.2 of the Master Lease.
“Lease Interest Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Issuer Interest Collections that would have been deposited into the Issuer Interest Collection Account if all payments of Monthly Variable Rent required to have been made under the Leases from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Issuer Interest Collections that have been received for deposit into the Issuer Interest Collection Account from but excluding the preceding Payment Date to and including such Payment Date.
“Lease Material Adverse Effect” means, with respect to any occurrence, event or condition applicable to any party to any Master Lease:

(a)	a material adverse effect on the ability of such party to perform its obligations under such Master Lease or the applicable FleetCo Security Documents;

(b)
a material adverse effect on the applicable Lessor’s beneficial ownership interest in the Lease Vehicles or on the ability of the applicable Lessor to grant Security on any after-acquired property that would constitute FleetCo Collateral;

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(c)	a material adverse effect on the validity or enforceability of such Master Lease; or

(d)
a material adverse effect on the validity, perfection or priority of the lien of the FleetCo Security Trustee in the applicable FleetCo Collateral (other than in an immaterial portion of such FleetCo Collateral), other than, in each case, a material adverse effect on any priority arising due to the existence of a Permitted Security.

“Lease Payment Deficit” means either a Lease Interest Payment Deficit or a Lease Principal Payment Deficit.
“Lease Payment Deficit Notice” has the meaning specified in Clause 5.9(b) (Certain Instructions to the Issuer Security Trustee) of the Issuer Facility Agreement.
“Lease Principal Payment Carryover Deficit” means (a) for the initial Payment Date, zero and (b) for any other Payment Date, the excess, if any, of (x) the Lease Principal Payment Deficit, if any, on the preceding Payment Date over (y) all amounts deposited into the Issuer Principal Collection Account on or prior to such Payment Date on account of such Lease Principal Payment Deficit.
“Lease Principal Payment Deficit” means on any Payment Date the sum of (a) the Monthly Lease Principal Payment Deficit for such Payment Date and (b) the Lease Principal Payment Carryover Deficit for such Payment Date.
“Lease Vehicle Acquisition Schedule” has the meaning specified in Clause 2.1(c) (Lease Vehicle Acquisition Schedules) of the Master Lease.
“Lease Vehicles” means, as of any date of determination, each vehicle (i) that has been accepted by a Lessee in accordance with Clause 2.1(d) of the Master Lease and (ii) as of such date the Vehicle Lease Expiration Date with respect to such vehicle has not occurred since such vehicle’s most recent Vehicle Lease Commencement Date; provided that, solely with respect to the calculation and payment of Final Base Rent, any Non-Program Vehicle Special Default Payment Amount, any Program Vehicle Special Default Payment Amount, any Casualty Payment Amount, any Early Program Return Payment Amount, any Pre-VLCD Program Vehicle Depreciation Amount, any Program Vehicle Depreciation Assumption True-up Amount, any Redesignation to Program Amount or any Redesignation to Non-Program Amount, in each case with respect to any vehicle satisfying the preceding clause (i), such vehicle shall be deemed to be a ‘Lease Vehicle’ (notwithstanding the occurrence of such Vehicle Lease Expiration Date with respect thereto) until such Final Base Rent, Non-Program Vehicle Special Default Payment Amount, Program Vehicle Special Default Payment Amount, Casualty Payment Amount, Early Program Return Payment Amount, Pre-VLCD Program Vehicle Depreciation Amount, Program Vehicle Depreciation Assumption True-up Amount, Redesignation to Program Amount or Redesignation to Non-Program Amount, as applicable, has been paid by the Lessee of such vehicle (as of such Vehicle Lease Expiration Date with respect thereto), none of which, for the avoidance of doubt, shall be payable more than once with respect to any such vehicle by such Lessee.
“Leasing Company” means each FleetCo and each Additional Leasing Company.
“Leasing Company Amortization Event” means a Dutch Leasing Company Amortization Event, French Leasing Company Amortization Event, German Leasing Company Amortization Event or Spanish Leasing Company Amortization Event, as applicable.
“Leasing Company Note” means the Dutch Notes, German Notes and Spanish Notes, as applicable.
“Legacy NBV” means, with respect to any Lease Vehicle that is an Inter-Group Transferred Vehicle, the excess of (a) the net book value of such Inter-Group Transferred Vehicle immediately prior to its Vehicle Lease Commencement Date over (b) the sum of all depreciation charges that accrued with respect to such Inter-Group Transferred Vehicle during the period (x) commencing on the first day

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of the calendar month in which its Vehicle Lease Commencement Date occurred and (y) ending on and including the day immediately preceding its Vehicle Lease Commencement Date.
“Legal Final Payment Date” means the one-year anniversary of the Expected Final Payment Date.
“Legal Opinion” means any legal opinion or tax opinion listed in Annex 3 (Conditions Precedent) to the Issuer Facility Agreement.
“Legal Reservations” means:

(a)
the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)
the time barring of claims under the Limitation Act 1980, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	the required perfection of any Issuer Security and FleetCo Security;

(d)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(e)	any other matters which are set out as assumptions, qualifications or reservations as to matters of law in the Legal Opinions.

“Lessee” means each OpCo and each Additional Lessee, in each case in its capacity as a lessee under the Master Lease.
“Lessee Resignation Notice” has the meaning specified in Clause 26 (Lessee Termination and Resignation) of the Master Lease.
“Lessee Resignation Notice Effective Date” has the meaning specified in Clause 26 (Lessee Termination and Resignation) of the Master Lease
“Lessor” means each FleetCo, in its capacity as the lessor under the applicable Master Lease.
“Letter of Credit” means an irrevocable letter of credit, substantially in the form of Exhibit I (Form of Letter of Credit) of the Issuer Facility Agreement issued by an Eligible Letter of Credit Provider in favor of the Issuer Security Trustee for the benefit of the Noteholders; provided that, any Letter of Credit issued after the Closing Date not substantially in the form of Exhibit I (Form of Letter of Credit) of the Issuer Facility Agreement shall be subject to the written consent of the Required Noteholders.
“Letter of Credit Amount” means, as of any date of determination, the sum of (i) the aggregate amount available to be drawn as of such date under the Letters of Credit, as specified therein, and (ii) if the Issuer L/C Cash Collateral Account has been established and funded pursuant to Clause 4.2(a)(ii) (Establishment of Accounts) of the Issuer Facility Agreement, the Available L/C Cash Collateral Account Amount as of such date.
“Letter of Credit/Cash Liquid Enhancement Amount” means, as of any date of determination, the sum of (a) the Letter of Credit Amount and (b) the Available Reserve Account Amount.
“Letter of Credit/Cash Liquid Enhancement Deficiency” means, as of any date of determination, the Adjusted Letter of Credit/Cash Liquid Enhancement Amount is less than the Required Letter of Credit/Cash Liquid Enhancement Amount as of such date.

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“Letter of Credit Expiration Date” means, with respect to any Letter of Credit, the expiration date set forth in such Letter of Credit, as such date may be extended in accordance with the terms of such Letter of Credit.
“Letter of Credit Provider” means each issuer of a Letter of Credit.
“Letter of Credit Reimbursement Agreement” means any and each reimbursement agreement providing for the reimbursement of a Letter of Credit Provider for draws under its Letter of Credit.
“Liabilities” means, in respect of any person, any losses, damages, costs, charges, awards, claims, demands, expenses, judgments, actions, proceedings or other liabilities, whatsoever, including any amounts arising directly or indirectly from a breach of contract, any reasonable legal fees and any Taxes and penalties incurred by that person, together with any irrecoverable VAT charged or chargeable in respect of any of the sums referred to in this definition.
“Light-Duty Truck Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the aggregate Net Book Value of all Eligible Vehicles which are light-duty trucks as of such date (and light-duty truck shall, for the avoidance of doubt, exclude vans) over the Maximum Light-Duty Truck Amount as of such date, subject to the Concentration Excess Amount Calculation Convention.
“Liquid Enhancement Amount” means, as of any date of determination, the sum of (a) the Letter of Credit Amount, (b) the Available Reserve Account Amount as of such date and (c) Available Headroom Amount.
“Liquid Enhancement Deficiency” means, as of any date of determination, the Adjusted Liquid Enhancement Amount is less than the Required Liquid Enhancement Amount as of such date.
“Liquidation Co-ordination Agreement” means, the Dutch Liquidation Co-ordination Agreement, the French Liquidation Co-ordination Agreement, the German Liquidation Co-ordination Agreement and the Spanish Liquidation Co-ordination Agreement, as applicable.
“Liquidation Co-ordinator” means the Dutch Liquidation Co-ordinator, the French Liquidation Co-ordinator, the German Liquidation Co-ordinator, and the Spanish Liquidation Co-ordinator, as applicable.
“Liquidation Event” means, so long as such event or condition continues:

(a)
any Amortization Event with respect to the Issuer Notes described in clauses (a), (b), (d), (h) through (k), (n), (o), (p) (with respect to a failure to comply by the Administrator) or (r), (s), (t) or (v) of Clause 7.1 (Amortization Events) of the Issuer Facility Agreement that continues for thirty (30) consecutive days (without double counting the cure period, if any, provided therein) after declaration thereof (whether by notice or automatic); or

(b)
any Amortization Event with respect to the Issuer Notes described in Clause 7.1(c) of the Issuer Facility Agreement, any Additional Leasing Company Liquidation Event or any Amortization Event specified in clauses (y) or (z) of Clause 7.1 (Amortization Events) of the Issuer Note Framework Agreement; or

(c)
failure by The Hertz Corporation to make a payment when due under Sub-Clause 3.1 or 3.2 of the German FleetCo THC Indemnity following the expiry of 5 Business Days after the relevant Payment Period (as such term is defined in the German FleetCo THC Indemnity); or

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(d)
the Issuer shall fail to acquire one or more Interest Rate Caps within 30 days following the Closing Date in accordance with all the requirements set out in Sub-Clause 4.4 of the Issuer Facility Agreement.

“Management Investors” means the collective reference to the officers, directors, employees and other members of the management of any Parent, Hertz or any of their respective Subsidiaries, or family members or relatives thereof, or trusts, partnerships or limited liability companies for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date shall beneficially own or have the right to acquire, directly or indirectly, Capital Stock of Hertz or any Parent.
“Manufacturer” means each Person that has manufactured an Eligible Vehicle.
“Manufacturer Amount” means, as of any date of determination and with respect to any Manufacturer, the sum of:

(a)	the aggregate Net Book Value of all Eligible Vehicles manufactured by such Manufacturer as of such date; and

(b)	the aggregate amount of all Eligible Manufacturer Receivables with respect to such Manufacturer.
“Manufacturer Concentration Excess Amount” means, with respect to any Manufacturer as of any date of determination, the excess, if any, of the Manufacturer Amount with respect to such Manufacturer as of such date over the Maximum Manufacturer Amount with respect to such Manufacturer as of such date, subject to the Concentration Excess Amount Calculation Convention.
“Manufacturer Event of Default” means with respect to any Manufacturer, (i) there shall be Past Due Amounts owing to a FleetCo with respect to such Manufacturer in an amount equal to or in excess of the lesser of (x) €30 million and (y) the then outstanding aggregate amount of repurchase obligations of such Manufacturer under its Manufacturer Program in respect of all Vehicles, in each case, on an aggregate basis for all FleetCos and net of Past Due Amounts aggregating no more than €30 million, (A) that are the subject of a good faith dispute as evidenced in a writing by such FleetCo or the Manufacturer questioning the accuracy of amounts paid or payable in respect of certain Vehicles tendered for repurchase under a Manufacturer Program (as distinguished from any dispute relating to the repudiation by such Manufacturer generally of its obligations under such Manufacturer Program or the assertion by such Manufacturer of the invalidity or unenforceability as against it of such Manufacturer Program) and (B) with respect to which such FleetCo as the case may be, has provided adequate reserves as reasonably determined by such Person, (ii) the occurrence and continuance of an Event of Bankruptcy with respect to such Manufacturer; or (iii) the termination of such Manufacturer’s Manufacturer Program or the failure of such Manufacturer’s Repurchase Program or Guaranteed Depreciation Program to qualify as a Manufacturer Program.
“Manufacturer Percentage” means, for any Manufacturer listed in the table below, the percentage set forth opposite such Manufacturer in such table.

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Manufacturer	Manufacturer Percentage
BMW	[*REDACTED*]
Chrysler / Fiat
Ford
GM
Honda
Hyundai
Jaguar / Land Rover
Kia
Mazda
Mercedes
Mitsubishi
Nissan
PSA
Renault
Subaru
Suzuki
Toyota
Volkswagen
Volvo
Any other individual Manufacturer

“Manufacturer Program” means at any time any Repurchase Program or Guaranteed Depreciation Program that is in full force and effect with a Manufacturer and that, in any such case, satisfies the Required Contractual Criteria.
“Manufacturer Receivable” means any amount payable to a FleetCo by a Manufacturer in respect of or in connection with the disposition of a Program Vehicle; provided that, with respect to any outstanding Manufacturer Receivable payable to any FleetCo by Daimler AG, or to Spanish FleetCo by a Non-Accepting Entity (as defined in the Spanish Master Lease), such amount shall be reduced by any payables owing from such FleetCo to Daimler AG or such Non-Accepting Entity, respectively, pursuant to the terms of the related Manufacturer Program; provided further that, the maximum amount of any such reduction shall be the amount of such outstanding Manufacturer Receivable.

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“Market Value” means, with respect to each Eligible Vehicle, as of any date of determination during a calendar month:

(a)	if the Market Value Procedures with respect to such Eligible Vehicle have been completed for such month as of such date, then

(i)	the Monthly Third Party Mark, if any, for such Eligible Vehicle obtained in such calendar month in accordance with such Market Value Procedures; and

(ii)
if, pursuant to the Market Value Procedures, a Monthly Third Party Mark for such Eligible Vehicle was not obtained for such calendar month (regardless of whether such value was not obtained because (A) a Monthly Third Party Mark was not obtained in undertaking the Market Value Procedures or (B) such Eligible Vehicle experienced its Vehicle Lease Commencement Date on or after the first day of such calendar month), then the relevant Servicer’s reasonable estimation of the fair market value of such Eligible Vehicle as of such date of determination; and

(b)	until the Market Value Procedures have been completed for such calendar month:

(i)
if such Eligible Vehicle experienced its Vehicle Lease Commencement Date prior to the first day of such calendar month, the Market Value obtained in the immediately preceding calendar month, in accordance with the Market Value Procedures for such immediately preceding calendar month, and

(ii)
if such Eligible Vehicle experienced its Vehicle Lease Commencement Date on or after the first day of such calendar month, then the relevant Servicer’s reasonable estimation of the fair market value of such Eligible Vehicle as of such date of determination.

“Market Value Average” means, as of any date of determination, commencing with the third Determination Date following the Closing Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the average of the Non-Program Fleet Market Value as of the three preceding Determination Dates and the denominator of which is the average of the aggregate Net Book Value of all Non-Program Vehicles as of such three preceding Determination Dates.
“Market Value Procedures” means, with respect to each calendar month and each Non-Program Vehicle, on or prior to the Determination Date for such calendar month, the relevant FleetCo shall use commercially reasonable efforts (or cause the relevant FleetCo Administrator to use commercially reasonable efforts) to obtain a Monthly Third Party Mark for any such Non-Program Vehicle.
“Master Lease” means each of the Dutch Master Lease, the French Master Lease, the German Master Lease and/or the Spanish Master Lease, as applicable.
“Master Lease Termination Notice” has the meaning specified in Clause 9.3.2 (Rights of Lessor Upon Lease Event of Default) of each Master Lease.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of Hertz and its Subsidiaries taken as a whole or (b) the validity or enforceability as to any of a FleetCo or the Issuer of any Related Documents or the rights or remedies of the Administrative Agent, the FleetCo Security Trustee, the Issuer Security Trustee or the Noteholders under the Related Documents or with respect to the Issuer Collateral, the Issuer Security, the FleetCo Collateral or the FleetCo Security, in each case taken as a whole.
“Maximum Lease Termination Date” means, with respect to any Lease Vehicle, the earlier of (x) the last Business Day of the month that is 48 months after the month in which the Vehicle Lease Commencement Date occurs with respect to such Lease Vehicle and (y) the last Business Day of the

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month that is 72 months after December 31 of the calendar year prior to the model year of such Lease Vehicle.
“Maximum Light-Duty Truck Amount” means, as of any date of determination, an amount equal to the product of (a) [*REDACTED*] and (b) the aggregate Net Book Value of all Eligible Vehicles as of such date.
“Maximum Manufacturer Amount” means, as of any date of determination and with respect to any Manufacturer, an amount equal to the product of (a) the Manufacturer Percentage for such Manufacturer and (b) the total of all FleetCo AAA Components as of such date.
“Maximum Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination and with respect to any Non-Investment Grade (High) Manufacturer, an amount equal to [*REDACTED*] of the total of all FleetCo AAA Components as of such date.
“Maximum Repurchase Price” means, as of any date of determination, with respect to any Lease Vehicle that is a Program Vehicle as of such date, the Repurchase Price that would be applicable with respect to such Lease Vehicle under the terms of the related Manufacturer Program, assuming that (i) no Depreciation Charges have accrued or have been applied with respect to such Lease Vehicle under such Manufacturer Program, (ii) the Excess Damage Charges and Excess Mileage Charges with respect to such Lease Vehicle are zero, (iii) no minimum holding period applies with respect to such Lease Vehicle and (iv) all other applicable requirements for return (including the return) of such Lease Vehicles under such Manufacturer Program have been complied with.
“Maximum Spanish AAA Amount” means, as of any date of determination, an amount equal to the product of (a) [*REDACTED*] and (b) the total of all FleetCo AAA Components as of such date.
“Measurement Month” on any Determination Date, means each complete calendar month, or the smallest number of consecutive calendar months preceding such Determination Date, in which at least 1,500 vehicles were sold to unaffiliated third parties (provided that, the Issuer, in its sole discretion, may exclude salvage sales); provided, however, that no calendar month included in a single Measurement Month shall be included in any other Measurement Month.
“Minimum Profit Amount” means the Dutch Minimum Profit Amount, the French Minimum Profit Amount, the German Minimum Profit Amount or the Spanish Minimum Profit Amount, as applicable.
“Minimum Program Term End Date” means, as of any date of determination and with respect to any Lease Vehicle that is a Program Vehicle as of such date, the date determined based on the terms of the related Manufacturer Program, assuming compliance with all of the applicable requirements of such Manufacturer Program, after which either (i) the Manufacturer may become obligated to repurchase or guarantee the amount of disposition proceeds realized with respect to such Program Vehicle or (ii) the price at which the related Manufacturer is obligated to repurchase such Lease Vehicle or the amount of disposition proceeds that is guaranteed by such Manufacturer in respect of such Lease Vehicle in either case pursuant to such Manufacturer Program is first reduced by the passage of time.
“Monthly Base Rent” has the meaning specified in Clause 4.2 of each Master Lease.
“Monthly Casualty Report” has the meaning specified in Clause 4.6 of each Master Lease.
“Monthly Collateral Certificate” means a Dutch Monthly Collateral Certificate, a French Monthly Collateral Certificate, a German Monthly Collateral Certificate or a Spanish Monthly Collateral Certificate, as applicable.

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“Monthly Default Interest Amount” means the Class A Monthly Default Interest Amount and the Class B Monthly Default Interest Amount.
“Monthly Interest Amount” means the Class A Monthly Interest Amount and the Class B Monthly Interest Amount.
“Monthly Lease Principal Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Issuer Principal Collections that would have been deposited into the Issuer Principal Collection Account if all payments required to have been made under the Leases from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Issuer Principal Collections that have been received for deposit into the Issuer Principal Collection Account from but excluding the preceding Payment Date to and including such Payment Date.
“Monthly Noteholders’ Statement” means the statement delivered by the Issuer to the Administrative Agent and the Issuer Security Trustee pursuant to Clause 11.2 (Information) of the Issuer Facility Agreement.
“Monthly Servicing Certificate” means a Dutch Monthly Servicing Certificate, a French Monthly Servicing Certificate, a German Monthly Servicing Certificate and/or a Spanish Monthly Servicing Certificate, as applicable.
“Monthly Third Party Mark” means, with respect to any Eligible Vehicle, as of any date Autovista Group obtains market values that can be used by a FleetCo, the market value of such Eligible Vehicle for the model class and model year of such Eligible Vehicle, based on the average equipment and the average mileage of each vehicle of such model class and model year as quoted in the Autovista Group information most recently available as of such date.
“Monthly Variable Rent” has the meaning specified in Clause 4.5 of the Master Lease.
“Moody’s” means Moody’s Investors Service.
“Motor Third Party Liability Cover” has the meaning specified in Clause 5.1.2 of the Master Lease.
“MSRP” means as of any date of determination, with respect to each Lease Vehicle, the Manufacturer’s suggested retail price for such Lease Vehicle, as determined by the Servicer in its reasonable discretion based on such Lease Vehicle’s characteristics.
“Net Book Value” means, with respect to any Lease Vehicle, as of any date of determination, the excess (if any) of (i) the Capitalized Cost of such Lease Vehicle over (ii) the Accumulated Depreciation with respect to such Lease Vehicle, in each case as of such date.
“Net VAT Receivables” means VAT Receivables less VAT Payables.
“Non-conforming Lease Vehicle” means any vehicle made available for lease by a Lessor to the applicable Lessee pursuant to a Lease Vehicle Acquisition Schedule that does not conform in all material respects to the Basic Lease Vehicle Information with respect to such vehicle.
“Non-Extending Purchaser” has the meaning specified in Clause 2.6(c) (Procedures for Extension Consents) of the Issuer Facility Agreement.
“Non-Franchisee Third Party Sublease Contractual Criteria” means, with respect to the sublease of Lease Vehicles by a Lessee to a Person other than a franchisee, the related sublease:

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(a)	states in writing that it is subject to the terms and conditions of the Master Lease and is subject and subordinate in all respects to the Master Lease;

(b)	does not permit the termination date for such subleased Lease Vehicles under such sublease to exceed the Maximum Lease Termination Date with respect to such Lease Vehicle under the Master Lease;

(c)
other than renting such subleased Lease Vehicles to customers in the ordinary course of such Person’s business, prohibits such Person from subleasing such Lease Vehicles or otherwise assigning any of its rights with respect to such Lease Vehicles or assigning any of its rights or obligations in, to or under such sublease;

(d)
limits such sublessee’s use of such subleased Lease Vehicles to primarily in the Relevant Jurisdiction (which will include all normal course movements of vehicles across borders in connection with customer rentals and following any such movements until convenient to return such Lease Vehicles to the Relevant Jurisdiction, in each case in the sublessee’s course of business);

(e)
requires such sublessee to report the location of such subleased Lease Vehicles no less frequently than weekly and grant inspection rights to the applicable Lessee upon reasonable request of such Lessee;

(f)	prohibits such sublessee from using any such subleased Lease Vehicles in violation of any laws or regulations or contrary to the provisions of any applicable insurance policy;

(g)
contains an express acknowledgement and agreement from such sublessee that each such subleased Lease Vehicle is at all times the property of the applicable Lessor and that such sublessee acquires no right, title or interest in or to such Lease Vehicle except a leasehold interest with respect to such subleased Lease Vehicle, subject to the Master Lease;

(h)
allows the applicable Lessor or such Lessee, upon the occurrence of an event of default pursuant to such sublease, to enter the premises where such subleased Lease Vehicles may be located and take possession of such subleased Lease Vehicles;

(i)
contains an express covenant from such sublessee that prior to the date that is one year and one day after the payment of the latest maturing associated FleetCo Note, it will not institute against or join with any other Person in instituting against the applicable Lessor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any national or state bankruptcy or similar law;

(j)	states that such sublease shall terminate upon the termination of the Master Lease;

(k)	requires that the Lease Vehicles subleased under such sublease must primarily be used in the course of such Person’s daily car rental business;

(l)	is with a sublessee that is located in the same jurisdiction as the applicable Lessee;

(m)	does not conflict with any terms of the applicable Master Lease;

(n)	prohibits the transfer of title or proprietary interest in the Lease Vehicles subject to the sublease;

(o)	contains a statement of acknowledgment of the security granted to the FleetCo Security Trustee pursuant to the FleetCo Security Documents;

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(p)	may only be entered into if no Leasing Company Amortization Event has occurred or is continuing immediately prior to the entry into such sublease; and

(q)	may only be entered into if, to the knowledge of the applicable Lessee immediately prior to the entry into such sublease, no Event of Bankruptcy has occurred in respect of the sublessee.
“Non-Investment Grade (High) Manufacturer” means, as of any date of determination, any Manufacturer that (a) has a Relevant DBRS Rating as of such date (i) less than “BBB(L)” from DBRS and (ii) at least “BB(L)” from DBRS, or (b) if such Manufacturer does not have a Relevant DBRS Rating as of such date, then has a DBRS Equivalent Rating of (i) less than “BBB(L)”) as of such date and (ii) at least “BB(L)” as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any Equivalent Rating Agency), such Manufacturer may, in any FleetCo’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by DBRS (or, if such Manufacturer is not rated by DBRS, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (i) the date on which an Authorized Officer of any FleetCo Administrator, any Lessor or any Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (ii) the date on which the Issuer Security Trustee notifies the FleetCo Administrators in writing of such withdrawal or downgrade (as applicable).
“Non-Investment Grade (High) Program Receivable Concentration Excess Amount” means, with respect to any Non-Investment Grade (High) Manufacturer, as of any date of determination, the excess, if any, of the Eligible Non-Investment Grade (High) Program Receivable Amount with respect to such Non-Investment Grade (High) Manufacturer as of such date over the Maximum Non-Investment Grade (High) Program Receivable Amount with respect to such Non-Investment Grade (High) Manufacturer as of such date, subject to the Concentration Excess Amount Calculation Convention.
“Non-Investment Grade (High) Program Vehicle” means, as of any date of determination, any Program Vehicle that is:

(a)
subject on the Vehicle Lease Commencement Date for such Vehicle to an agreement with     a Dealer which agreement is not guaranteed by an Investment Grade Manufacturer and     which Dealer has the Relevant DBRS Rating or DBRS Equivalent Rating set out in the     definition of “Non-Investment Grade (High) Manufacturer” (as determined as of such     date of determination); or

(b)
manufactured by a Non-Investment Grade (High) Manufacturer (as determined as of such date of determination) that is or was subject to a Manufacturer Program on the Vehicle     Lease Commencement Date for such Program Vehicle,

in each case, unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Clause 2.5 (Redesignation of Vehicles) of the applicable Master Lease as of such date.
“Non-Investment Grade (Low) Manufacturer” means, as of any date of determination, any Manufacturer that has a Relevant DBRS Rating as of such date of less than “BB(L)” from DBRS (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, a DBRS Equivalent Rating of “BB(L)”) as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any DBRS Equivalent Rating), such Manufacturer may, in any FleetCo’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) DBRS (or, if such Manufacturer is not rated by DBRS, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (x) the date on which any FleetCo Administrator, any FleetCo or any Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the

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date on which the Issuer Security Trustee notifies the FleetCo Administrators in writing of such withdrawal or downgrade (as applicable).
“Non-Investment Grade (Low) Program Vehicle” means, as of any date of determination, any Program Vehicle that is:

(a)
subject on the Vehicle Lease Commencement Date for such Vehicle to an agreement with     a Dealer which agreement is not guaranteed by an Investment Grade Manufacturer and     which Dealer has either (x) the Relevant DBRS Rating or DBRS Equivalent Rating set     out in the definition of “Non-Investment Grade (Low) Manufacturer” (as determined as of such date of determination) or (y) no rating (as determined as of such date of determination); or

(b)
manufactured by a Non-Investment Grade (Low) Manufacturer (as determined as of such     date of determination) that is or was subject to a Manufacturer Program on the Vehicle     Lease Commencement Date for such Program Vehicle,

in each case, unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Clause 2.5 (Redesignation of Vehicles) of the applicable Master Lease as of such date.
“Non-Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle that (i) was manufactured by a Non-Investment Grade (High) Manufacturer or a Non-Investment Grade (Low) Manufacturer and (ii) is not a Non-Investment Grade (High) Program Vehicle or a Non-Investment Grade (Low) Program Vehicle, in each case as of such date.
“Non-Program Fleet Market Value” means, with respect to all Non-Program Vehicles as of any date of determination, the sum of the respective Market Values of each such Non-Program Vehicle as of such date.
“Non-Program Vehicle” means, as of any date of determination, an Eligible Vehicle that is not a Program Vehicle as of such date.
“Non-Program Vehicle Concentration Excess Amount” means, as of any date of determination, the product of (i) the Non-Program Vehicle LTM Concentration Failure Percentage as of such date multiplied by (ii) the aggregate Net Book Value of all Eligible Vehicles as of such date, subject to the Concentration Excess Amount Calculation Convention.
“Non-Program Vehicle Disposition Proceeds Percentage Average” means, with respect to any Measurement Month, commencing on the third Determination Date following the Closing Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds (excluding VAT) paid or payable in respect of all Non-Program Vehicles that are sold (i) by all Fleetcos, or (ii) following the sale or disposition by all FleetCos to their relevant OpCos, by such OpCos, to unaffiliated third parties (excluding salvage sales), during such Measurement Month and the two Measurement Months preceding such Measurement Month and the denominator of which is the excess, if any, of the aggregate Net Book Values of such Non-Program Vehicles on the dates of their respective sales over the aggregate Final Base Rent with respect such Non-Program Vehicles.
“Non-Program Vehicle LTM Average” means, as of any date of determination, commencing on the first Determination Date, the percentage equivalent of a fraction, the numerator of which is the daily average aggregate Net Book Value of all Non-Program Vehicles during the prior twelve (12) calendar months and the denominator of which is the daily average aggregate Net Book Value of all Eligible Vehicles during the prior twelve (12) calendar months; provided that, for each day included in such average calculation that is in a calendar month that ended prior to the Closing Date, the aggregate Net Book Value of all Non-Program Vehicles and all Eligible Vehicles shall be calculated

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as of the last day of the applicable calendar month, assuming the Closing Date had occurred prior to such date and that Vehicles owned by each FleetCo or, in the case of Spain, Spanish OpCo, as of such date, were Eligible Vehicles.
“Non-Program Vehicle LTM Concentration Failure Percentage” means, as of any date of determination, a percentage equal to the greater of (a) the Non-Program Vehicle LTM Average less [*REDACTED*] and (b) zero.
“Non-Program Vehicle Report” means the report to be delivered by the Issuer pursuant to the Issuer Security Trustee pursuant to paragraph 27 (Non-Program Vehicle Report) of Annex 2 (Covenants) of the Issuer Facility Agreement.
“Non-Program Vehicle Special Default Payment Amount” means, with respect to any Payment Date and any (i) Lease Vehicle (a) that was a Non-Program Vehicle as of its Vehicle Lease Expiration Date, (b) the Vehicle Lease Expiration Date for which occurred during the Related Month with respect to such Payment Date, (c) the Vehicle Lease Expiration Date for which did not occur due to a sale by the applicable FleetCo pursuant to the applicable Master Lease or applicable Vehicle Purchasing Agreement, and (d) that did not become a Casualty or an Ineligible Vehicle during such Related Month, an amount equal to (I) the sum of all Program Vehicle Special Default Payment Amounts payable by the Lessees on such Payment Date and the eleven (11) Payment Dates preceding such Payment Date divided by (II) the number of Program Vehicles that were turned back to Manufacturers or sold through auctions conducted by or through Manufacturers during the twelve (12) Related Months with respect to such twelve (12) Payment Dates and (ii) any other Lease Vehicle, zero.
“Note Register” has the meaning set out in Clause 2.6 (Note Register) of the Issuer Note Framework Agreement.
“Noteholder” means the Class A Noteholders and the Class B Noteholders, as applicable.
“Noteholder Statement AUP” has the meaning specified in paragraph 6 (Noteholder Statement AUP) of Annex 2 (Covenants) of the Issuer Facility Agreement.
“Notice of Reduction” means a notice in the form of Annex G to a Letter of Credit.
“Officer’s Certificate” means (i) with respect to any Person, a certificate signed by an authorized officer of such Person and (ii) with respect to any Affiliate of Hertz, a certificate signed by an Authorized Officer of such Affiliate.
“Official Body” has the meaning specified in the definition of “Change in Law”.
“OpCo” means each of Dutch OpCo, French OpCo, German OpCo and/or Spanish OpCo, as applicable.
“Operating Expense Amount” means, with respect to any Payment Date, the sum (without duplication) of (a) the aggregate amount of Carrying Charges on such Payment Date (excluding any Carrying Charges payable to the Noteholders, the Administrative Agent or the Funding Agents) and (b) the aggregate amount of FleetCo Carrying Charges, if any, payable by the Issuer on such Payment Date (excluding any Carrying Charges payable to the Noteholders).
“Opinion of Counsel” means a written and signed opinion from legal counsel who is acceptable to the Issuer Security Trustee. If acceptable to the Issuer Security Trustee, the counsel may be an employee of or counsel to Hertz or any of its Affiliates, as the case may be. For the avoidance of doubt, the term ‘Opinion of Counsel’ shall not include any opinion not bearing a handwritten signature.

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“Outstanding” means in relation to the Issuer Notes or the FleetCo Notes, as of any date of determination, all of the Issuer Notes, or all of the FleetCo Notes (as applicable) that have been issued and not redeemed or purchased and cancelled by the Issuer or the relevant FleetCo (as applicable).
“Parent” means any of HGH, Holdings, and any Other Parent, and any other Person that is a Subsidiary of HGH, Holdings, or any Other Parent and of which Hertz is a Subsidiary. As used herein, “Other Parent” means a Person of which Hertz becomes a Subsidiary after the Closing Date and that is designated by Hertz as an “Other Parent”; provided that, either (x) immediately after Hertz first becomes a Subsidiary of such Person, more than 50% of the Voting Stock of such Person shall be held by one or more Persons that held more than 50% of the Voting Stock of Hertz or a Parent of Hertz immediately prior to Hertz first becoming such Subsidiary or (y) such Person shall be deemed not to be an Other Parent for the purpose of determining whether a Change of Control shall have occurred by reason of Hertz first becoming a Subsidiary of such Person.
“Past Due Amounts” means, with respect to any Manufacturer, the amount that such Manufacturer shall have failed to pay when due under such Manufacturer’s Manufacturer Program with respect to an Eligible Vehicle turned in to such Manufacturer with respect to which such failure shall have continued for more than one hundred and twenty (120) days following the Due Date.
“Past Due Rent Payment” means, with respect to any Lease Payment Deficit and any Lessee, any payment of Rent or other amounts payable by such Lessee under any Lease with respect to which such Lease Payment Deficit applied, which payment occurred on or prior to the fifth Business Day after the occurrence of such Lease Payment Deficit and which payment is in satisfaction (in whole or in part) of such Lease Payment Deficit.
“Past Due Rental Payments Priorities” means the priorities of payments set forth in Clause 5.6 (Past Due Rental Payments) of the Issuer Facility Agreement.
“Payment Date” means, the 25th day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day, with the first Payment Date being November 26, 2018.
“Payment Date Available Interest Amount” means, with respect to each Interest Period, the sum of the Daily Interest Allocations for each Deposit Date in such Interest Period.
“Payment Date Interest Amount” means, with respect to each Payment Date, the sum (without duplication) of the amounts payable pursuant to Clauses 5.3(a) through (e) (Application of Funds in the Interest Collection Account) of the Issuer Facility Agreement.
“Permitted Holders” means any of the following: (i) any “person” (as such term is used in Clauses 13(d) and 14(d) of the Exchange Act) whose status as a “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) constitutes or results in a Change of Control that has been consented to by Noteholders holding more than 66⅔% of the Principal Amount, and any Affiliate thereof, (ii) the Management Investors, (iii) any “group” (as such term is used in Clauses 13(d) and 14(d) of the Exchange Act) of which any of the Persons specified in clause (i) or (ii) above is a member (provided that (without giving effect to the existence of such “group” or any other “group”) one or more of such Persons collectively have beneficial ownership, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of Hertz or any Parent held by such “group”), and any other Person that is a member of such “group” and (iv) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of any Parent or Hertz.
“Permitted Investment Qualifying Country” means any of Austria, Belgium, Canada, the Channel Islands, Denmark, Finland, France, Germany, Iceland, the Republic of Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom or the United States of America and any other country which has a Moody’s local currency country risk ceiling of, at the time of acquisition of the relevant Permitted Investment, at least “Baa2” or “P-2”

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by Moody’s and the foreign currency country issuer rating of which is rated, at the time of acquisition of the relevant Permitted Investment, at least “BBB-” by S&P.
“Permitted Investments” means negotiable instruments or securities, payable in Euros, represented by instruments in bearer or registered in book-entry form which evidence:

(a)
obligations the full and timely payment of which are to be made by or is fully guaranteed by a Permitted Investment Qualifying Country or any agency or instrumentality of a Permitted Investment Qualifying Country, other than financial contracts whose value depends on the values or indices of asset values;

(b)
demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of a Permitted Investment Qualifying Country whose short-term debt is rated “P-1” by Moody’s and “A-1+” by S&P and subject to supervision and examination by governmental banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from S&P of “A 1+” and a credit rating from Moody’s of “P-1” in the case of certificates of deposit or short-term deposits, or a rating from S&P not lower than “AA” and a rating from Moody’s not lower than “Aa2” in the case of long-term unsecured obligations;

(c)
commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from S&P of “A-1+” and a rating from Moody’s of “P-1”;

(d)	bankers’ acceptances issued by any depositary institution or trust company described in paragraph (b) above;

(e)	investments in money market funds rated “AAAm” by S&P and “Aaa-mf” by Moody’s, or otherwise approved in writing by S&P or Moody’s, as applicable;

(f)	Eurodollar time deposits having a credit rating from S&P of “A 1+” and a credit rating from Moody’s of “P-1”; and

(g)
repurchase agreements involving any of the Permitted Investments described in paragraphs (a) and (f) above and the certificates of deposit described in paragraph (b) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “A-1+” by S&P and “P-1” by Moody’s.

“Permitted Lessee” has the meaning specified in Clause 12 of each Master Lease.
“Permitted Security” means (i) Security for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carriers’ Security, and other Security imposed by law, securing obligations that are not more than thirty (30) days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, and (iii) Security in favor of the Issuer Security Trustee pursuant to any Issuer Related Document or in favour of the FleetCo Security Trustee pursuant to any FleetCo Related Document.

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“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, joint stock company, corporation, trust, unincorporated organization or Governmental Authority.
“Potential Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a Amortization Event.
“Potential Lease Event of Default” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a Lease Event of Default.
“Potential Leasing Company Amortization Event” means a Dutch Potential Leasing Company Amortization Event, French Potential Leasing Company Amortization Event, German Potential Leasing Company Amortization Event or Spanish Potential Leasing Company Amortization Event, as applicable.
“Preference Certificates” means the preferred equity note certificates issued by the Issuer on or about the Closing Date.
“Preference Certificate Purchase Agreement” means the purchase agreement relating to the Preference Certificates, dated on or about the Signing Date between the Issuer and Hertz Holdings Netherlands B.V.
“Pre-VLCD Program Vehicle Depreciation Amount” means, as of any date of determination, with respect to (a) any Lease Vehicle that was a Program Vehicle as of the Vehicle Lease Commencement Date with respect to such Lease Vehicle and was not, prior to such Vehicle Lease Commencement Date, leased by a FleetCo or any Affiliate thereof to the relevant OpCo or any Affiliate thereof, an amount equal to the excess, if any, of (i) the depreciation charges scheduled to accrue pursuant to the terms of the Manufacturer Program with respect to such Lease Vehicle, if any, prior to such Vehicle Lease Commencement Date over (ii) all payments in respect of clause (i) made by the applicable Lessees to the applicable FleetCo pursuant to Clause 4.7.1 of the applicable Master Lease or Clause 4.9 of the applicable Master Lease on or prior to such date and (b) any other Lease Vehicle, zero
“Principal Amount” means, as of any date of determination, the sum of the Class A Principal Amount and the Class B Principal Amount, in each case as of such date.
“Principal Collection Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Issuer Principal Collection Account as of such date.
“Principal Deficit Amount” means, on any date of determination, the excess, if any, of (a) the Adjusted Principal Amount on such date over (b) the Issuer Aggregate Asset Amount on such date.
“Pro Rata Share” means, with respect to each Letter of Credit issued by any Letter of Credit Provider, as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Letters of Credit as of such date; provided, that solely for purposes of calculating the Pro Rata Share with respect to any Letter of Credit Provider as of any date, if the related Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under such Letter of Credit made prior to such date, the available amount under such Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by Hertz for such amount (provided that the foregoing calculation shall not in any manner reduce a Letter of Credit Provider’s actual liability in respect of any failure to pay any demand under any of its Letters of Credit).

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“Program Maximum Term” means, as of any date of determination and with respect to any Lease Vehicle which is a Program Vehicle, the latest date determined based on the terms of the related Manufacturer Program, assuming compliance with all of the requirements of such Manufacturer Program, by which either (i) the Manufacturer/Dealer may become obliged to repurchase or guarantee the amount of disposition proceeds realized with respect to such Program Vehicle or (ii) the price at which the related Manufacturer/Dealer is obligated to repurchase such Lease Vehicle or the amount of disposition proceeds that is guaranteed by such Manufacturer/Dealer in respect of such Lease Vehicle in either case pursuant to such Manufacturer Program is first reduced by the passage of time.
“Program Minimum Term” means, as of any date of determination and with respect to any Lease Vehicle which is a Program Vehicle, the date determined based on the terms of the related Manufacturer Program, assuming compliance with all of the requirements of such Manufacturer Program, after which either (i) the Manufacturer/Dealer may become obliged to repurchase or guarantee the amount of disposition proceeds realized with respect to such Program Vehicle or (ii) the price at which the related Manufacturer/Dealer is obligated to repurchase such Lease Vehicle or the amount of disposition proceeds that is guaranteed by such Manufacturer/Dealer in respect of such Lease Vehicle in either case pursuant to such Manufacturer Program is first reduced by the passage of time.
“Program Support Provider” means a Class A Program Support Provider and/or a Class B Program Support Provider, as applicable.
“Program Vehicle” means, as of any date of determination, an Eligible Vehicle that is (i) eligible under, and subject to, a Manufacturer Program as of such date and (ii) not designated as a Non-Program Vehicle pursuant to a Master Lease as of such date.
“Program Vehicle Depreciation Assumption True-Up Amount” means, as of any date of determination, with respect to:

(a)
any Lease Vehicle (x) that was a Program Vehicle as of the Vehicle Lease Commencement Date for such Lease Vehicle, and (y) to which an Estimation Period applied, during which one or more calendar months ended, and which Estimation Period has ended as of such date, an amount equal to:

(i)
an amount equal to the aggregate of all Base Rent that would have been paid with respect to such Lease Vehicle calculated utilizing the Depreciation Charge that would have been applicable to such Lease Vehicle pursuant to the Manufacturer Program related to such Lease Vehicle for the period during which such Initially Estimated Depreciation Charges were utilized, had such Depreciation Charge been known, or otherwise available, to the Servicer during such period; minus

(ii)
the aggregate of all Monthly Base Rent with respect to such Lease Vehicle paid or payable prior to such date calculated utilizing the Initially Estimated Depreciation Charges with respect to such Lease Vehicle; and

(b)	any other Lease Vehicle, zero.
“Program Vehicle Special Default Payment Amount” means, with respect to any Payment Date and any Lease Vehicle (a) that was a Program Vehicle on its Turnback Date and (b) with respect to which such Turnback Date occurred during the Related Month with respect to such Payment Date, an amount equal to the sum of the Excess Damage Charges and Excess Mileage Charges with respect to such Lease Vehicle, if any.
“Public/Product Liability Cover” has the meaning specified in Clause 5.1.2 of each Master Lease.
“Qualifying Noteholder” means, any person which is:

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(a)	a bank, within the meaning of section 246(1) TCA, which is carrying on a bona fide banking business in Ireland for the purposes of section 246(3)(a) TCA;

(b)
resident for the purposes of tax corresponding to Irish corporation tax in a jurisdiction (other than Ireland) that would not result in any Taxes being required to be withheld or deducted by the Issuer or German FleetCo, as the case may be, in relation to the relevant Issuer Note as a result of such person holding such Issuer Note and does not receive payments under the relevant Issuer Note in connection with a trade or business which is carried on in Ireland by it through a branch or agency;

(c)	a qualifying company within the meaning of section 110 of the TCA;

(d)	an exempt approved scheme within the meaning of section 774 TCA;

(e)	an investment undertaking within the meaning of section 739B TCA;

(f)
a company that is incorporated in the US and taxed in the US on its worldwide income provided that such US company does not provide its commitment in connection with a trade or business carried on by it in Ireland through a branch or agency; or

(g)
a US LLC where the ultimate recipients of the interest payable to such US LLC satisfy the requirements set out in paragraph (b) above and the business conducted through such US LLC is so structured for market reasons and not for tax avoidance purposes, provided that such US LLC does not provide its commitment in connection with a trade or business carried on by it in Ireland trough a branch or agency.

“Rapid Amortization Period” means the period beginning on the earlier to occur of (i) the close of business on the Business Day immediately preceding the Expected Final Payment Date and (ii) the close of business on the Business Day immediately preceding the day on which an Amortization Event has occurred with respect to the Issuer Notes, and ending upon the earlier to occur of (i) the date on which the Issuer Notes have been paid in full and (ii) the termination of the Issuer Facility Agreement.
“RCF Global Deed of Release” has the meaning specified in the Escrow Deed.
“Receivables Assignment Agreement 2010” means the receivables assignment agreement dated 30 June 2010 (as confirmed on 31 October 2014) entered into between Security Agent 2010 and German FleetCo in connection with the conclusion of a revolving facility agreement.
“Receiver” has the meaning set forth in clause 10.5 of the Issuer Security Trust Deed.
“Redesignation to Non-Program Amount” has the meaning specified in Clause 2.5(e) (Program Vehicle to Non-Program Vehicle Redesignation Payments) of each Master Lease.
“Redesignation to Program Amount” has the meaning specified in Clause 2.5(f) (Non-Program Vehicle to Program Vehicle Redesignation Payments) of each Master Lease.
“Reference Banks” means Credit Agricole Corporate and Investment Bank, Deutsche Bank AG, London Branch, HSBC France, Natixis, Royal Bank of Canada, London Branch, BNP Paribas S.A., Lloyds Bank Plc and Barclays Bank Plc or such other four (4) banks as the Issuer and the Administrative Agent each acting reasonably from time to time agree to appoint.
“Reference Lender” means, with respect to each Investor Group, the related Funding Agent or if such Funding Agent does not have a prime rate, an Affiliate thereof designated by such Funding Agent.

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“Reference Rate” means, with respect to any Interest Period, EURIBOR, as quoted at 10a.m. London time on the first day of the relevant Interest Period. If such rate is not available by 10.30 a.m. London time on such date, then the rate will be the arithmetic mean of the rates quoted by four of the Reference Banks to the relevant Funding Agent (and notified by it to the Issuer). The quotations will be for rates which such Reference Banks quoted or would have quoted at approximately 10.00 a.m., London time, on such date. If in respect of such date the rate for that date cannot be determined in accordance with the foregoing procedures then the rate will be the rate determined by the Funding Agent having regard to comparable indices then available. The rate so calculated or determined will be expressed as a percentage rate per annum and will be rounded up, if necessary, to the next higher one ten-thousandth of a percentage point (0.0001%).
“Registrar” means BNP Paribas Securities Services, Luxembourg Branch.
“Regulatory Direction” means, in relation to any person, a direction or requirement of any Governmental Authority with whose directions or requirements such person is accustomed to comply.
“Rejected Vehicle” has the meaning specified in Clause 2.1(e) (Lease Vehicle Acceptance or Nonconforming Lease Vehicle Rejection) of each Master Lease.
“Rejection Date” has the meaning specified in Clause 2.1(e) (Lease Vehicle Acceptance or Nonconforming Lease Vehicle Rejection) of each Master Lease.
“Related Documents” means each of the Issuer Related Documents and the FleetCo Related Documents.
“Related Month” means, with respect to any date of determination, the most recently ended calendar month.
“Relevant DBRS Rating” means, with respect to any Person as of any date of determination: (a) if such Person has both a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then the higher of such two ratings as of such date and (b) if such Person has only one of a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant DBRS Rating with respect to such Person as of such date.
“Relevant Fitch Rating” means, with respect to any Person, (a) if such Person has both a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then the higher of such two ratings as of such date, (b) if such Person has only one of a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant Fitch Rating with respect to such Person as of such date.
“Relevant Jurisdiction” means:

(a)	the Netherlands in respect of Dutch FleetCo, France in respect of French FleetCo, Spain in respect of Spanish FleetCo and Germany in respect of German FleetCo; and

(b)	in relation to any other party, its jurisdiction of incorporation.
“Relevant Moody’s Rating” means, with respect to any Person as of any date of determination, the highest of: (a) if such Person has a long term rating by Moody’s as of such date, then such rating as of such date, (b) if such Person has a senior unsecured rating by Moody’s as of such date, then such rating as of such date and (c) if such Person has a long term corporate family rating by Moody’s as of such date, then such rating as of such date; provided that, if such Person does not have any of such

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ratings as of such date, then there shall be no Relevant Moody’s Rating with respect to such Person as of such date.
“Relevant Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, (a) with respect to Moody’s, the Relevant Moody’s Rating with respect to such Person as of such date, (b) with respect to Fitch, the Relevant Fitch Rating with respect to such Person as of such date and (c) with respect to S&P, the Relevant S&P Rating with respect to such Person as of such date.
“Relevant S&P Rating” means, with respect to any Person as of any date of determination, the long term local issuer rating by S&P of such Person as of such date; provided that, if such Person does not have a long term local issuer rating by S&P as of such date, then there shall be no Relevant S&P Rating with respect to such Person as of such date.
“Remainder AAA Amount” means, with respect to a FleetCo as of any date of determination, the excess, if any, of:

(a)	the relevant FleetCo Aggregate Asset Amount as of such date over

(b)	the sum of such FleetCo’s:

(i)	Eligible Investment Grade Program Vehicle Amount as of such date,

(ii)	Eligible Investment Grade Program Receivable Amount as of such date,

(iii)	Eligible Non-Investment Grade Program Vehicle Amount as of such date,

(iv)	Eligible Non-Investment Grade (High) Program Receivable Amount as of such date,

(v)	Eligible Non-Investment Grade (Low) Program Receivable Amount as of such date,

(vi)	Eligible Investment Grade Non-Program Vehicle Amount as of such date,

(vii)	Eligible Non-Investment Grade Non-Program Vehicle Amount as of such date,

(viii)	Due and Unpaid Lease Payment Amount as of such date, and

(ix)	Net VAT Receivables as of such date.
“Rent” means Base Rent and Monthly Variable Rent, collectively.
“Rental Adjustment” has the meaning specified in Clause 4 (Rent and Lease Charges) of the applicable Master Lease.
“Replacement Issuer Back-Up Administrator” has the meaning given to it in Clause 4.4(a) of the Issuer Back-Up Administration Agreement.
“Repurchase Period” means, with respect to any Program Vehicle, the period during which such Vehicle may be turned in to the Manufacturer thereof for repurchase or sale at Auction pursuant to the applicable Manufacturer Program.
“Repurchase Price” with respect to any Program Vehicle:

(a)	subject to a Repurchase Program, means the price paid or payable by the Manufacturer thereof to repurchase such Program Vehicle pursuant to its Manufacturer Program; and

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(b)
subject to a Guaranteed Depreciation Program means the amount which the Manufacturer thereof guarantees will be paid to the seller of such Program Vehicle by such Manufacturer and/or the related auction dealers upon the disposition of such Program Vehicle pursuant to its Manufacturer Program.

“Repurchase Program” means a program pursuant to which a Manufacturer or one or more of its Affiliates has agreed to repurchase Vehicles manufactured by such Manufacturer or one or more of its Affiliates during the specified Repurchase Period.
“Required Contractual Criteria” means the contractual criteria applicable for each Vehicle Purchasing Agreement set out in Schedule 3 (Required Contractual Criteria for Vehicle Purchase Agreements) to each Master Lease.
“Required Letter of Credit/Cash Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the product of (a) [*REDACTED*] and (b) the Adjusted Principal Amount as of such date.
“Required Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the product of (a) [*REDACTED*] and (b) the Adjusted Principal Amount as of such date.
“Required Noteholders” means, so long as the Issuer Notes are Outstanding, as of any date of determination, Noteholders holding more than 50% of the Principal Amount.
“Required Reserve Account Amount” means with respect to any date of determination, an amount equal to the greater of:

(a)	the excess, if any, of

(i)	the Required Liquid Enhancement Amount over

(ii)	the sum of the Letter of Credit Amount and the Available Headroom Amount, in each case, as of such date, excluding from the calculation of such excess the amount available to be drawn under any Defaulted Letter of Credit as of such date, and

(b)	the excess, if any, of:

(i)	the sum of the Adjusted Asset Coverage Threshold Amount and the Available Reserve Account Amount over

(ii)	the Issuer Aggregate Asset Amount, in each case as of such date.
“Required Reserve Advance Amount” means with respect to any date of determination, the excess, if any, of

(i)	the Required Liquid Enhancement Amount, as of such date, over

(ii)	the Adjusted Letter of Credit/Cash Liquid Enhancement Amount, as of such date.
“Required Supermajority Noteholders” means, as of any date of determination, (i) for so long as any Class A Notes are Outstanding, Class A Noteholders holding more than 66⅔% of the Class A Principal Amount and (ii) if no Class A Notes are Outstanding as of such date of determination, then Class B Noteholders holding more than 66⅔% of the Class B Principal Amount.

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“Requirement of Law” or “Requirements of Law” means, with respect to any Person or any of its property (other than its Subsidiaries), the certificate of incorporation or articles of association and by-laws, limited liability company agreement, partnership agreement or other organizational or governing documents of such Person or any of its property (other than its Subsidiaries), and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property (other than its Subsidiaries) or to which such Person or any of its property (other than its Subsidiaries) is subject, whether national, state or local.
“Reserve Account Collateral” means the Issuer Account Collateral with respect to the Issuer Reserve Account.
“Reserve Account Deficiency Amount” means, as of any date of determination, the excess, if any, of the Required Reserve Account Amount for such date over the Available Reserve Account Amount for such date.
“Reserve Account Interest Withdrawal Shortfall” has the meaning specified in Clause 5.4(a) (Issuer Reserve Account Withdrawals) of the Issuer Facility Agreement.
“Reserve Account Legal Final Withdrawal Shortfall” has the meaning specified in Clause 5.4(c) (Issuer Reserve Account Withdrawals) of the Issuer Facility Agreement.
“Reserve Account Principal Withdrawal Shortfall” has the meaning specified in Clause 5.4(b) (Issuer Reserve Account Withdrawals) of the Issuer Facility Agreement.
“Reserve Account Surplus” means, as of any date of determination, the excess, if any, of the Available Reserve Account Amount (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) over the Required Reserve Account Amount, in each case, as of such date.
“Resigning Lessee” has the meaning specified in Clause 26 (Lessee Termination and Resignation) of each Master Lease.
“Retention Holder” means Hertz Holdings Netherlands B.V..
“Retention Requirement Law” means (i) Part 5 of the European Union Capital Requirements Regulation (Regulation (EU) No 575/2013), Commission Delegated Regulation (EU) No 625/2014 of 13 March 2014 and Commission Implementing Regulation (EU) No 602/2014 of 4 June 2014; (ii) Clause 5 of European Union Commission Delegated Regulation (EU) No. 231/2013 of 19 December 2012; (iii) any guidelines or related documents published from time to time in relation thereto by the European Banking Authority or the European Securities and Markets Authority (or successor agency or authority) and adopted by the European Commission; and (iv) to the extent informing the interpretation of clauses (i) and (ii) above, the guidelines and related documents previously published in relation to the preceding risk retention legislation by the European Banking Authority (and/or its predecessor, the Committee of European Banking Supervisors) which continues to apply to the provisions of Part 5 of the Capital Requirements Regulation.
“Revolving Period” means the period from and including the Closing Date to the earlier of (i) the Commitment Termination Date and (ii) the commencement of the Rapid Amortization Period.
“Risk Retention Letter” means the risk retention letter entered into between the Issuer, the Retention Holder, Hertz and the Issuer Security Trustee on or about the Signing Date.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

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“Sale Agreement” means a specific sale arrangement (not being a Manufacturer Program) between a FleetCo and a Manufacturer, Dealer or another FleetCo, as the case may be, pursuant to which such FleetCo purchases Vehicles.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Security” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person that secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise; provided that, the foregoing shall not include, as of any date of determination, any interest in or right with respect to any Vehicle that is being rented (as of such date) to any third-party customer of Hertz or any Affiliate thereof, which interest or right secures payment or performance of any obligation of such third-party customer.
“Security Agent 2010” means Crédit Agricole Corporate and Investment Bank.
“Security Trustee” means any of the Issuer Security Trustee, the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee (and, any two or more of the foregoing together, the “Security Trustees”).
“Senior Credit Facilities” means Hertz’s (a) senior secured asset based revolving loan and term loan facility, provided under a credit agreement, dated as of June 30, 2016, among Hertz together with certain of Hertz’s subsidiaries, as borrower, the several banks and financial institutions from time to time party thereto, as lenders, Barclays Bank PLC, as administrative agent and collateral agent, Credit Agricole Corporate and Investment Bank, as syndication agent, and Bank of America, N.A., Bank of Montreal, BNP Paribas, Citibank, N.A., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and Royal Bank of Canada, as co-documentation agents, and the other financial institutions party thereto from time to time, and (b) any successor or replacement revolving credit or term loan facility or facilities to the senior secured asset based revolving loan and term loan facility described in clause (a).
“Senior Interest Waterfall Shortfall Amount” means, with respect to any Payment Date, the excess, if any, of (a) the sum of the amounts payable (without taking into account availability of funds) pursuant to Clauses 5.3(a) through (d) (Application of Funds in the Issuer Interest Collection Account) of the Issuer Facility Agreement on such Payment Date over (b) the sum of (i) the Payment Date Available Interest Amount with respect to the Interest Period ending on such Payment Date and (ii) the aggregate amount of all deposits into the Issuer Interest Collection Account with proceeds of the Issuer Reserve Account, each Letter of Credit and each Issuer L/C Cash Collateral Account, in each case made since the immediately preceding Payment Date; provided that, the amount calculated pursuant to the preceding clause (b)(ii) shall be calculated on a pro forma basis and prior to giving effect to any withdrawals from the Issuer Principal Collection Account for deposit into the Issuer Interest Collection Account on such Payment Date.
“Service Vehicle” means any Vehicle which is not intended to be rented to a customer of OpCo as part of its daily rental business including, without limitation, Vehicles which are:

(a)	used by an OpCo for transportation of either its customers or vehicles; and

(b)	provided to employees in their personal activities or activities related to the rental business.
“Servicer” means each of the Dutch Servicer, the French Servicer, the German Servicer and/or the Spanish Servicer, as applicable.

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“Servicer Default” has the meaning specified in Clause 9.6 of each Master Lease.
“Servicer Records” has the meaning specified in Clause 6.7 (Servicer Records and Servicer Reports) of each Master Lease.
“Servicer Report” has the meaning specified in Clause 6.7 (Servicer Records and Servicer Reports) of each Master Lease.
“Servicer Termination Event” has the meaning specified in Clause 9.6 (Servicer Termination) of each Master Lease.
“Servicer Termination Notice” has the meaning specified in Clause 9.7 (Action following Servicer Termination Event) of each Master Lease.
“Servicing Standard” means servicing that is performed with the promptness, diligence and skill that a reasonably prudent Person would exercise in comparable circumstances and that:

(a)
taken as a whole (i) is usual and customary in the daily motor vehicle rental, fleet leasing and/or equipment rental or leasing industry or (ii) to the extent not usual and customary in any such industry, reflects changed circumstances, practices, technologies, tactics, strategies or implementation methods and, in each case, is behaviour that any Servicer or its Affiliates would undertake were such Servicer the owner of the Lease Vehicles and that would not reasonably be expected to have a Lease Material Adverse Effect with respect to the applicable Lessor;

(b)
with respect to any Lessor or any Lessee, would enable the applicable Servicer to cause such Lessor or such Lessee to comply in all material respects with all the duties and obligations of such Lessor or such Lessee, as applicable, under the applicable Master Lease; and

(c)
with respect to any Lessor or any Lessee, causes the applicable Servicer, such Lessor and/or such Lessee to remain in compliance with all Requirements of Law, except to the extent that failure to remain in such compliance would not reasonably be expected to result in a Lease Material Adverse Effect with respect to such Lessor.

“Signing Date” means 25 September 2018.
“Spain Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the aggregate amount of the Spanish AAA Components as of such date over the Maximum Spanish AAA Amount as of such date, subject to the Concentration Excess Amount Calculation Convention.
“Spain Concentration Limit” means the percentage of FleetCo AAA Components which are Spanish AAA Components not exceeding [*REDACTED*].
“Specified Cost Clause” means Clauses 3.5 (Increased or Reduced Costs, etc.), 3.6 (Funding Losses), 3.7 (Increased Capital Costs) and/or 3.8 (Taxes) of the Issuer Facility Agreement.
“Specified Office” means, in relation to the Registrar or any FleetCo Registrar, any office notified in accordance with the Issuer Note Framework Agreement or the relevant FleetCo Note Framework Agreement, as applicable.
“Subordinated Issuer Convertible Notes” means the Notes (as defined in the Subordinated Issuer Convertible Notes Purchase Agreement).
“Subordinated Issuer Convertible Notes Purchase Agreement” means the subordinated notes purchase agreement relating to €100,000, 12.00 per cent. subordinated convertible notes issued by

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the Issuer, dated on or about the Signing Date between the Issuer and Hertz Holdings Netherlands B.V.
“Subordinated Issuer Debt” means:

(a)	the Subordinated Notes;

(b)	the Subordinated Issuer Convertible Notes; and

(c)	the Preference Certificates.
“Subordinated Notes” means a subordinated variable funding note issued by the Issuer in accordance with the Issuer Subordinated Facility Agreement.
“Subordinated Noteholder” means Hertz Holdings Netherlands B.V.
“Subordinated Utilization Request” has the meaning specified in Clause 1.1 of the Issuer Subordinated Facility Agreement.
“Sub-Servicer” has the meaning specified in Clause 6.6 (Sub-Servicers) of each Master Lease.
“Subsidiary” of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person or (ii) one or more Subsidiaries of such Person.
“Supplement” means a supplement to the Dutch Note Framework Agreement, French Facility Agreement, Spanish Note Framework Agreement or German Note Framework Agreement, as applicable, complying (to the extent applicable) with the terms of Clause 12 of the Dutch Note Framework Agreement, French Facility Agreement, Spanish Note Framework Agreement or German Note Framework Agreement, as applicable.
“TARGET Day” means a day on which the TARGET System is operating.
“TARGET System” means the Trans-European Automated Real-Time, Gross Settlement Express Transfer (TARGET) System or any successor thereto.
“Tax” or “Taxes” means any tax, levy, duty, impost, assessment or other charge of whatsoever nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).
“Tax Authority” means any government, state or municipality or any local, state, federal or other authority, body or official anywhere in the world exercising a fiscal, revenue, customs or excise function.
“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under the Related Documents.
“Tax Deed of Covenant” means the deed of covenant dated on or about the Signing Date entered into by, among others, the Issuer, the FleetCos, the OpCos, the Securitization Company Shareholders (as defined in the deed of covenant), the Subordinated Noteholders, the FCT, the FCT Management Company and the Issuer Security Trustee.
“Term” has the meaning specified in Clause 3.2 (Term) of each Master Lease.

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“TCA” means the Taxes Consolidation Act 1997 (as amended) of Ireland.
“THC Guarantee and Indemnity” means the guarantee and indemnity dated on or about the Signing Date granted by The Hertz Corporation to the Issuer Security Trustee.
“Top Two Non-Investment Grade Manufacturers” means, with respect to a FleetCo, the two Manufacturers designated as such by such FleetCo.
“Transfer Date” has the meaning specified in Clause 3.1 of the Issuer Back-Up Administration Agreement.
“Transfer Notice” has the meaning specified in Clause 3.1 of the Issuer Back-Up Administration Agreement.
“Transferee Lessee” has the meaning specified in Clause 2.2(b) (Intra-Lease Transfers) of each Master Lease.
“Transferor Lessee” has the meaning specified in Clause 2.2(b) (Intra-Lease Transfers) of each Master Lease.
“Treasury Transaction” means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.
“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.
“Turnback Date” means, with respect to any Lease Vehicle that is a Program Vehicle, the date on which such Lease Vehicle is accepted for return by a Manufacturer or its agent pursuant to its Manufacturer Program.
“U.S. GAAP” means generally accepted accounting principles in the United States of America, used in all calculations relating to Lease Vehicles.
“US Risk Retention Rule” means 17 C.F.R. Clause 246.
“VAT” means:

(a)
any tax imposed in compliance with (but subject to the derogations from) the council directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and Sixth Council directive of 17 May 1977 on the harmonization of the laws of member states relating to turnover taxes-common system of value added tax: uniform basis of assessment (EC Directive 77/388); and

(b)	any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) or elsewhere.
“VAT Payables” in relation to each FleetCo means, at the time of calculation, and in relation to each VAT Week of that FleetCo, the aggregate on the Friday of the immediately preceding VAT Week of the output tax of that FleetCo attributable to that preceding VAT Week, including but not limited to amounts of output tax which relate to Vehicles sold and amounts not referable to the sales of Vehicles;
“VAT Receivables” in relation to each FleetCo means, at the time of calculation and in relation to each VAT Week of that FleetCo, the aggregate on the Friday of the immediately preceding VAT Week of amounts:

(a)	which constitute input tax of that FleetCo, including but not limited to amounts in respect of purchased Vehicles and amounts not referable to the purchases of Vehicles; and

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(b)	in respect of which that FleetCo is entitled to credit or repayment from the relevant Tax Authority; and

(c)
which that FleetCo has paid during the preceding VAT Week, provided that any such amount which appears in an invoice relating to (or which otherwise forms part of a greater amount payable by that FleetCo for) the purchase of a Vehicle by that FleetCo shall only be treated as paid for these purposes as and when the balance of that invoice (or the balance of that greater amount) is also paid.

“VAT Week” means the period of seven (7) days commencing on Monday and ending on Sunday.
“Vehicle” means a passenger automobile, van, minibus or light-duty truck.
“Vehicle Concentration Excess Amount” means, as of any date of determination, the sum of (i) the Spain Concentration Excess Amount as of such date, if any, (ii) the Non-Program Vehicle Concentration Excess Amount as of such date, if any, and (iii) the Light-Duty Truck Concentration Excess Amount as of such date, if any, subject to the Concentration Excess Amount Calculation Convention.
“Vehicle Funding Date” has the meaning specified in Clause 3.1(a) (Vehicle Lease Commencement Date) of each Master Lease.
“Vehicle Lease Commencement Date” has the meaning specified in Clause 3.1(a) (Vehicle Lease Commencement Date) of each Master Lease.
“Vehicle Lease Expiration Date” has the meaning specified in Clause 3.1(b) (Vehicle Term for Lease Vehicles) of each Master Lease.
“Vehicle Purchasing Agreement” means an agreement pursuant to which a FleetCo or German OpCo purchases Vehicles from a Manufacturer or Dealer including, without limitation, Manufacturer Programmes, Sale Agreements and New Sale and Repurchase Agreements.
“Vehicle Term” has the meaning specified in Clause 3.1(b) (Vehicle Term for Lease Vehicles) of each Master Lease.
“VIN” means vehicle identification number.
“Voting Stock” means, with respect to any Person, shares of Capital Stock entitled to vote generally in the election of directors to the board of directors or equivalent governing body of such Person.

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1.2    DUTCH DEFINITIONS
“Dutch AAA Component” means each of:

(a)	the Dutch Eligible Investment Grade Program Vehicle Amount;

(b)	the Dutch Eligible Investment Grade Program Receivable Amount;

(c)	the Dutch Eligible Non-Investment Grade Program Vehicle Amount;

(d)	the Dutch Eligible Non-Investment Grade (High) Program Receivable Amount;

(e)	the Dutch Eligible Non-Investment Grade (Low) Program Receivable Amount;

(f)	the Dutch Eligible Investment Grade Non-Program Vehicle Amount;

(g)	the Dutch Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Lease Payment Amount under the Dutch Master Lease;

(i)	the Dutch Net VAT Receivables; and

(j)	the Remainder AAA Amount with respect to Dutch Fleetco.
“Dutch AAA Select Component” means each Dutch AAA Component other than the Eligible Due and Unpaid Lease Payment Amount.
“Dutch Acceleration Notice” has the meaning given to it in Sub-Clause 6.3 (Dutch Acceleration Notice) of the Dutch Security Trust Deed.
“Dutch Account Bank” means BNP Paribas, Netherlands Branch or, as the case may be, any other Acceptable Bank which would be subsequently appointed as Dutch Account Bank pursuant to the terms of the International Account Bank Agreement.
“Dutch Account Mandates” means the signature authorities relating to a Dutch Account, as amended from time to time in accordance with the International Account Bank Agreement.
“Dutch Accounts” means the accounts established and maintained in the name of Dutch FleetCo.
“Dutch Administration Agreement” means the Dutch administration agreement entered into between Dutch FleetCo, the Dutch Administrator and the Dutch Security Trustee dated on or about the Signing Date.
“Dutch Administrator” means Hertz Automobielen Nederland B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated and existing under Dutch law, with its corporate seat in Amsterdam, the Netherlands, having its registered address at Siriusdreef 62, 2132 WT Hoofddorp, the Netherlands, registered with the Trade Register of the Chamber of Commerce under number 34049337.
“Dutch Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of Dutch Administrator) of the Dutch Administration Agreement.
“Dutch Advance” has the meaning given to “Advance” in clause 2.3(a) of the Dutch Facility Agreement.

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“Dutch Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to Dutch FleetCo:

(a)	the aggregate Net Book Value of all Dutch Eligible Vehicles as of such date;

(b)	the aggregate amount of all Dutch Manufacturer Receivables as of such date;

(c)	the Due and Unpaid Lease Payment Amount in respect of the Dutch Master Lease as of such date; and

(d)	the Dutch Net VAT Receivables as of such date.
“Dutch Back-Up Administration Agreement” means the Dutch back-up administration agreement entered into between Dutch FleetCo, the Dutch Administrator, the Dutch Back-Up Administrator and the Dutch Security Trustee dated on or about the Signing Date.
“Dutch Back-Up Administrator” means TMF SFS Management B.V.
“Dutch Back-Up Servicing Fee” has the meaning given to it in Sub-Clause 5.1(a) (Compensation) of the Dutch Back-Up Administration Agreement.
“Dutch Bank Account Pledge Agreement” means the public deed of pledge over credit rights arising from bank accounts entered into on or about the Signing Date between Dutch FleetCo as Pledgor and the Dutch Security Trustee.
“Dutch Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	the Dutch Monthly Servicing Fee payable by Dutch FleetCo to the Dutch Servicer pursuant to the Dutch Master Lease on such Payment Date;

(b)	all reasonable out-of-pocket costs and expenses of Dutch FleetCo incurred in connection with the Dutch Notes;

(c)	all fees, expenses and other amounts payable by Dutch FleetCo under the Dutch Related Documents;

(d)	any accrued Dutch Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date); and

(e)	the Dutch Percentage of the Carrying Charges.
“Dutch Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any Dutch AAA Select Component, a percentage equal to the greater of (A) (i) the Dutch Class A Baseline Advance Rate for such Dutch AAA Select Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such Dutch AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such Dutch AAA Select Component; and (B) zero.
“Dutch Class A Baseline Advance Rate” means, with respect to each Dutch AAA Select Component, the percentage set forth opposite such Dutch AAA Select Component in the following table:

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Dutch AAA Component	Dutch Class A Baseline Advance Rate
Dutch Eligible Investment Grade Program Vehicle Amount	[*REDACTED*]
Dutch Eligible Investment Grade Program Receivable Amount
Dutch Eligible Non-Investment Grade Program Vehicle Amount
Dutch Eligible Non-Investment Grade (High) Program Receivable Amount
Dutch Eligible Non-Investment Grade (Low) Program Receivable Amount
Dutch Eligible Investment Grade Non-Program Vehicle Amount
Dutch Eligible Non-Investment Grade Non-Program Vehicle Amount
Dutch Net VAT Receivables
Remainder AAA Amount

“Dutch Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Dutch Class A Blended Advance Rate Weighting Numerator and the denominator of which is the Dutch Class A Blended Advance Rate Weighting Denominator, in each case as of such date.
“Dutch Class A Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Dutch AAA Select Component, in each case as of such date.
“Dutch Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Dutch AAA Select Component equal to the product of such Dutch AAA Select Component and the Dutch Class A Adjusted Advance Rate with respect to such Dutch AAA Select Component, in each case as of such date.
“Dutch Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any Dutch AAA Select Component, a percentage equal to the greater of (A) (i) the Dutch Class B Baseline Advance Rate for such Dutch AAA Select Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such Dutch AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such Dutch AAA Select Component; and (B) zero.
“Dutch Class B Baseline Advance Rate” means, with respect to each Dutch AAA Select Component, the percentages agreed between the Issuer and the Class B Noteholders at the time the Class B Notes are first issued, which agreed percentages for the avoidance of doubt shall not require the consent of the Class A Noteholders.
“Dutch Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Dutch Class B Blended Advance Rate Weighting Numerator and the denominator of which is the Dutch Class B Blended Advance Rate Weighting Denominator, in each case as of such date.

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“Dutch Class B Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Dutch AAA Select Component, in each case as of such date.
“Dutch Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Dutch AAA Select Component equal to the product of such Dutch AAA Select Component and the Dutch Class B Adjusted Advance Rate with respect to such Dutch AAA Select Component, in each case as of such date.
“Dutch Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the Dutch Security.
“Dutch Collection Account” means the collection account in the name of Dutch FleetCo into which Dutch Collections shall be deposited.
“Dutch Collections” means all payments on or in respect of the Dutch Collateral.
“Dutch Commitment Termination Date” means 1 October 2048.
“Dutch Daily Collection Report” has the meaning specified in Sub-Clause 5.1(a) (Daily Collection Reports) of the Dutch Facility Agreement.
“Dutch Daily Interest Allocation” means, on each Dutch Deposit Date, an amount equal to the aggregate amount of Dutch Interest Collections deposited into the Dutch Transaction Account on such date.
“Dutch Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:

(a)	the product of (i) the Dutch Note Rate for such Interest Period and (ii) the Dutch Note Principal Amount as of the close of business on such date; divided by

(b)	30.
“Dutch Daily Principal Allocation” means, on each Dutch Deposit Date, an amount equal to the aggregate amount of Dutch Principal Collections deposited into the Dutch Transaction Account on such date.
“Dutch Decrease” has the meaning specified in Sub-Clause 2.4 (Procedure for Decreasing the Dutch Note Principal Amount) of the Dutch Facility Agreement.
“Dutch Deed of Non-Possessory Pledge of Vehicles” means the deed of non-possessory pledge of vehicles dated on or about the Signing Date, entered into by Dutch FleetCo as Pledgor in respect of the Dutch Vehicles and the Dutch Security Trustee.
Dutch Deed of Pledge of Receivables” means the deed of pledge of receivables dated on or about the Signing Date, entered into by Dutch FleetCo as Pledgor and the Dutch Security Trustee.
“Dutch Deposit Date” has the meaning specified in Sub-Clause 7.1 (Allocations with Respect to the Dutch Note) of the Dutch Facility Agreement.
“Dutch Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by Dutch FleetCo in respect of the Dutch Vehicles for which the Disposition Date has not occurred as of such date.

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“Dutch Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Dutch FleetCo in respect of the Dutch Vehicles, as of such date by all Investment Grade Manufacturers.
“Dutch Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by Dutch FleetCo in respect of the Dutch Vehicles for which the Disposition Date has not occurred as of such date.
“Dutch Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Dutch FleetCo in respect of the Dutch Vehicles, as of such date by all Non-Investment Grade (High) Manufacturers.
“Dutch Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to Dutch FleetCo in respect of the Dutch Vehicles, as of such date by all Non-Investment Grade (Low) Manufacturers.
“Dutch Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by Dutch FleetCo in respect of the Dutch Vehicles for which the Disposition Date has not occurred as of such date.
“Dutch Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by Dutch FleetCo in respect of the Dutch Vehicles and for which the Disposition Date has not occurred as of such date.
“Dutch Eligible Vehicles” means the Eligible Vehicles owned by Dutch FleetCo in respect of the Dutch Vehicles.
“Dutch Enforcement Notice” has the meaning specified in Sub-Clause 6.1 (Dutch Enforcement Notice) of the Dutch Security Trust Deed.
“Dutch Facility Agreement” means the VFN issuance facility agreement entered into between Dutch FleetCo, the Dutch Noteholder and the Dutch Security Trustee dated on or about the Signing Date.
“Dutch FleetCo” means Stuurgroep Fleet (Netherlands) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands, having its official seat in Amsterdam, the Netherlands, and its office at Siriusdreef 62, 2132 WT Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34275100.
“Dutch FleetCo Corporate Services Agreement” means the corporate services agreement between Dutch FleetCo and the Dutch FleetCo Corporate Services Provider dated on or about the Signing Date.
“Dutch FleetCo Corporate Services Fee Letter” has the meaning given to it in Sub-Clause 1.1 of the Dutch FleetCo Corporate Services Agreement.
“Dutch FleetCo Corporate Services Provider” means Intertrust Management B.V.
“Dutch Initial Principal Amount” means €101,650,000.00.
“Dutch Interest Collections” means on any date of determination, all Dutch Collections which represent payments of Monthly Variable Rent under the Dutch Master Lease plus any amounts earned

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on Permitted Investments in the Dutch Collection Account that are available for distribution on such date.
“Dutch Leasing Company Amortization Event” has the meaning given to it in Sub-Clause 10.1 of the Dutch Facility Agreement.
“Dutch Legal Final Payment Date” means the one-year anniversary of the Dutch Commitment Termination Date.
“Dutch Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) Dutch FleetCo, the Dutch Liquidation Co-ordinator and the Dutch Security Trustee dated on or about the Signing Date.
“Dutch Liquidation Co-ordinator” means KPMG LLP.
“Dutch Manufacturer Receivables” means the Manufacturer Receivables owing to Dutch FleetCo in respect of Dutch Vehicles only.
“Dutch Master Lease” means the Dutch Master Lease and Servicing Agreement, dated on or about the Signing Date between, among others, Dutch FleetCo, as lessor thereunder and Dutch OpCo, as lessee and servicer.
“Dutch Master Lease Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 of the Dutch Master Lease.
“Dutch Maximum Principal Amount” means €125,000,000, as such amount may be increased or reduced from time to time pursuant to written agreement between the Dutch Noteholder and Dutch FleetCo, provided that no such reduction shall cause the Dutch Maximum Principal Amount to be less than the Dutch Note Principal Amount.
“Dutch Minimum Profit Amount” means, on an annual basis, an amount equal to five per cent. (5%) of Dutch Servicing Fee payable under the Dutch Master Lease as the local GAAP profit before tax.
“Dutch Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the Dutch Administration Agreement.
“Dutch Monthly Collateral Certificate” has the meaning specified in Sub-Clause 5.1(d) (Dutch Monthly Collateral Certificate) of the Dutch Facility Agreement.
“Dutch Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of:

(a)	the Dutch Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)
all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this paragraph (b) at the Dutch Note Rate).

“Dutch Monthly Servicing Certificate” has the meaning specified in Sub-Clause 5.1(c) (Monthly Servicing Certificate) of the Dutch Facility Agreement.
“Dutch Monthly Servicing Fee” has the meaning specified in Clause 6.6 (Servicer’s Monthly Fee) of the Dutch Master Lease.

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“Dutch Note Framework Agreement” means the note framework agreement entered into between Dutch FleetCo and the Dutch Security Trustee dated on or about the Signing Date.
“Dutch Net VAT Receivables” means the Net VAT Receivables owing to Dutch FleetCo.
“Dutch Note Principal Amount” means, when used with respect to any date, an amount equal to the result of: (i) the Dutch Initial Principal Amount, plus (ii) the principal amount of the portion of all Dutch Advances funded by the Dutch Noteholder on or prior to such date, minus (iii) the amount of principal payments (whether pursuant to a Dutch Decrease, a redemption or otherwise) made to such Dutch Noteholder pursuant to the Dutch Facility Agreement.
“Dutch Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the Dutch Percentage of the Carrying Charges payable by the Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to Dutch FleetCo (based on the Dutch Class A Blended Advance Rate).
“Dutch Note Register” has the meaning specified in Sub-Clause 2.6 (Dutch Note Register) of the Dutch Note Framework Agreement.
“Dutch Note Repurchase Amount” means, as of any date of determination, the sum of the Dutch Note Principal Amount plus all accrued and unpaid interest thereon and any fees in respect thereof then due and payable to the Dutch Noteholder.
“Dutch Noteholder” means the Issuer.
“Dutch Notes” means each variable funding rental car asset backed note issued by Dutch FleetCo pursuant to and in accordance with the Dutch Note Framework Agreement and the Dutch Facility Agreement.
“Dutch OpCo” means Hertz Automobielen Nederland B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated and existing under Dutch law, with its corporate seat in Amsterdam, the Netherlands, having its registered address at Siriusdreef 62, 2132 WT Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34049337.
“Dutch Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Dutch Note Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount and the Spanish Note Principal Amount, in each case as of such date.
“Dutch Potential Leasing Company Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a Dutch Leasing Company Amortization Event.
“Dutch Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 5.4 (Reliance on Prior Work Product) of the Dutch Back-Up Administration Agreement.
“Dutch Principal Collections” means any Dutch Collections other than Dutch Interest Collections.
“Dutch Priority of Payments” means the priority of payments applicable to the payments owed by Dutch FleetCo under the Dutch Related Documents set out in Sub-Clauses 7.4 (Application of Dutch Interest Collections) and 7.5 (Application of Dutch Principal Collections) of the Dutch Facility Agreement.
“Dutch Qualifying Noteholder” means:

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(a)	a holder of Dutch Notes to which a payment under this Agreement and the Note can be made without a Tax Deduction imposed by the Netherlands based on Dutch domestic law; or

(b)	a Dutch Treaty Noteholder.
“Dutch Registrar” means the Dutch Administrator.
“Dutch Related Document Actions” has the meaning specified in Sub-Clause 9.23(c) (Actions under the Dutch Related Documents and Manufacturer Programs) of the Dutch Facility Agreement.
“Dutch Related Documents” means, collectively, the Dutch Facility Agreement, the Dutch FleetCo Corporate Services Fee Letter, the Dutch FleetCo Corporate Services Agreement, the Dutch Note Framework Agreement, the Dutch Administration Agreement, the Dutch Back-Up Administration Agreement, the Dutch Liquidation Co-ordination Agreement, the Dutch Security Documents, the Dutch Master Lease, the Tax Deed of Covenant and any other agreements relating to the issuance or the purchase of the Dutch Notes.
“Dutch Repeating Representations” means the representations and warranties of Dutch FleetCo set out in Clause 8 (Representations and Warranties) of the Dutch Facility Agreement save for: (i) Sub-Clause 8.3 (No Consent); (ii) Sub-Clause 8.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 8.20 (Stamp Taxes); (iv) Sub-Clause 8.21 (Capitalisation); (v) Sub-Clause 8.22 (No Distributions); and (vi) Sub-Clause 8.23 (Beneficial Owner).
“Dutch Repurchase Date” has the meaning specified in Sub-Clause 11.1 (Optional Redemption of the Dutch Note) of the Dutch Facility Agreement.
“Dutch Secured Obligations” means the aggregate of Dutch FleetCo’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the Dutch Secured Parties:

(a)	whether actually or contingently; or

(b)	whether presently due or falling due at some future time,
arising under the Dutch Related Documents and the Dutch Note, whether solely or jointly with another person, whether as principal or surely and whether or not the Dutch Secured Parties shall have been an original party to the relevant transaction and in whatever currency denominated.
“Dutch Secured Party” means each of the Parties listed at Schedule 1 (Dutch Secured Parties) to the Dutch Security Trust Deed.
“Dutch Security” means the security interests granted to the Dutch Security Trustee pursuant to the Dutch Security Documents.
“Dutch Security Documents” means the Dutch Security Trust Deed, Dutch Deed of Non-Possessory Pledge of Vehicles, the Dutch Deed of Pledge of Receivables and the Dutch Shares Pledge.
“Dutch Security Trust Deed” means the security trust deed dated on or about the Signing Date entered into between the Issuer Security Trustee, the Dutch Security Trustee, Dutch FleetCo and the Dutch Secured Parties named therein.
“Dutch Security Trustee” means BNP Paribas Trust Corporation UK Limited.
“Dutch Servicer” means Hertz Automobielen Nederland B.V., in its capacity as servicer under the Dutch Master Lease.

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“Dutch Servicing Fee” means €240,000 per annum or such other adjusted amount notified to the Lessor and the Dutch Security Trustee by the Dutch Servicer based on the reasonable costs and expenses incurred in connection with the provision of services in accordance with the Dutch Master Lease.
“Dutch Shares Pledge” means the deed of pledge of registered shares of Dutch FleetCo dated on or about the Closing Date, entered into by Dutch FleetCo, Stuurgroep Holland B.V. and the Dutch Security Trustee.
“Dutch Supplemental Documents” means the Lease Vehicle Acquisition Schedules, the Intra-Lease Lessee Transfer Schedules and any other related documents attached to the Dutch Master Lease, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute Dutch Collateral.
“Dutch Transaction Account” means the transaction account in the name of Dutch FleetCo from which withdrawals are made in accordance with Clause 7 (Applications and Distributions) of the Dutch Facility Agreement.
“Dutch Transfer Date” has the meaning specified in Sub-Clause 3.1 (Transfer of Administrative Obligations) of the Dutch Back-Up Administration Agreement.
“Dutch Treaty Noteholder” means a holder of Dutch Notes which:

(a)	is treated as a resident of a Treaty State for the purposes of the Treaty;

(b)	does not carry on a business in the Netherlands through a permanent establishment with which that holder’s participation in the Dutch Note is effectively connected; and

(c)
fulfils any conditions which must be fulfilled under the double taxation agreement for residents of that Treaty State to obtain full exemption from tax imposed by the Netherlands on interest payable to that holder in respect of an advance under this Agreement and the Dutch Note.

“Dutch Vehicle Documents” means the registration documents (including, without limitation, the ascription code (tenaamstellingscode)), keys and spare keys to the Dutch Vehicles.
“Dutch Vehicles” means all Vehicles owned by Dutch FleetCo and which are leased pursuant to the Dutch Master Lease (which, for the avoidance of doubt, excludes any Spanish Vehicles).
“RDW” means the Netherlands Vehicle Authority (Rijksdienst voor het Wegverkeer).
“RDW Register” means the register referred to in article 42 of the Act on the Traffic Regulations (Wegenverkeerswet 1994).
“RTL Agreement” has the meaning given in Sub-Clause 5.1.5(b)(ii) of the Dutch Master Lease.
“RTL Register” means the Register Tenaamstelling Leasemaatschappijen, the secondary register maintained by the RDW.
“Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the Netherlands which makes provision for full exemption from a tax imposed by the Netherlands on interest.

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1.3    FRENCH DEFINITIONS
“AMF” means the Autorité des Marchés Financiers.
“FCT” means the French mutual securitisation fund (fonds commun de titrisation) named FCT Yellow Car, established by the FCT Management Company and BNP Paribas S.A. (in its capacity as initial custodian of the FCT) on the FCT Establishment Date.
“FCT Account” means the segregated EUR denominated bank account opened with the FCT Account Bank in the name of the FCT, the details of which are set out in Sub-Clause 4.2 (Opening and Identification of the FCT Account) of the FCT Account Bank Agreement.
“FCT Account Bank” means BNP Paribas Securities Services or, as the case may be, any other Acceptable Bank which would be subsequently appointed as FCT Account Bank pursuant to the terms of the FCT Regulations and the FCT Account Bank Agreement.
“FCT Account Bank Agreement” means the account bank agreement relating to the FCT Account entered into between the FCT and the FCT Account Bank on or about the Signing Date.
“FCT Account Bank Termination Event” has the meaning set out in Sub-Clause 8.4 (Termination of Appointment) of the FCT Account Bank Agreement.
“FCT Available Cash” has the meaning ascribed to it in Clause 12 (The Assets of the FCT) of the FCT Regulations.
“FCT Commitment Termination Date” means 1 October 2048.
“FCT Custodian” means BNP Paribas Securities Services, in its capacity as custodian (dépositaire) of the assets of the FCT pursuant to the FCT Regulations or, as the case may be, any other institution which would be subsequently appointed as custodian in accordance with the terms of the FCT Regulations.
“FCT Establishment Date” has the meaning given to it in Recital A of the FCT Regulations.
“FCT Financing Fee” has the meaning given to it in Clause 26 (FCT Fees) of the FCT Regulations.
“FCT Increase Request” has the meaning given to it in Sub-Clause 5.1 (FCT Increase Requests) of the FCT Note Purchase Agreement.
“FCT Management Company” means Eurotitrisation, a société anonyme incorporated under the laws of France, duly licensed as a portfolio management company (société de gestion de portefeuille) under number GP 14000029 authorized to manage alternative investment funds, having its registered office at 12, rue James Watt 93200, Saint-Denis, France, registered with the Trade and Companies Registry of Bobigny (Registre du Commerce et des Societes de Bobigny) under number B 352 458 368 or, as the case may be, any other institution which would be subsequently appointed as management company in accordance with the terms of the FCT Regulations.
“FCT Management Company Covenants” has the meaning given to it in Clause 14 (FCT Management Company Covenants) of the FCT Note Purchase Agreement.
“FCT Management Company Representations” has the meaning given to it in Sub-Clause 13.1 (FCT Management Company Representations and Warranties) of the FCT Note Purchase Agreement.
“FCT Minimum Required Selling Price” means, on any date of determination, the purchase price payable to the FCT by any acquirer of the French Facility Receivables which provides the FCT with sufficient funds, together with the FCT’s temporarily available cash (if any), to pay, on any date of

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determination, all amounts due in respect of principal, interest and other amounts due to the FCT Noteholder and the holders of FCT Residual Units and repay, on any date of determination, all sums due by the FCT under the French Related Documents to which the FCT is a party.
“FCT Note” means the variable funding note issued on the Closing Date by the FCT to the Issuer as FCT Noteholder pursuant to the FCT Note Purchase Agreement.
“FCT Noteholder” means, with respect to the FCT Note, the Issuer or such subsequent holder of the FCT Note in whose name such FCT Note is registered in the FCT Register.
“FCT Noteholder Available Commitment” means, on any date of determination, the FCT Noteholder Total Commitment minus the FCT Principal Amount Outstanding as at such date.
“FCT Noteholder Representations” has the meaning given to it in Sub-Clause 13.2 (The FCT Noteholder Representations and Warranties) of the FCT Note Purchase Agreement.
“FCT Noteholder Total Commitment” means an amount equal to the figure set out opposite the FCT Noteholder’s name in Schedule 7 (Commitment) to the FCT Note Purchase Agreement, as such amount may be increased or decreased from time to time in accordance with clause 3 (Increase and Decrease in FCT Noteholder Commitments) of the FCT Note Purchase Agreement.
“FCT Note Conditions” means, the conditions of the FCT Note as set out in Schedule 2 (FCT Note Conditions) of the FCT Note Purchase Agreement, as the same may from time to time be modified in accordance with the provisions of the FCT Note Purchase Agreement and the FCT Regulations.
“FCT Note Increase” means, with respect to any requested increase of the FCT Principal Amount Outstanding, the amount made available by the Issuer to the FCT in accordance with Sub-Clause 5.1 (FCT Increase Requests) of the FCT Note Purchase Agreement.
“FCT Note Purchase Agreement” means the note purchase agreement in respect of the FCT Note entered into on or about the Signing Date between, inter alios, the Issuer (as Noteholder) and the FCT Management Company representing the FCT.
“FCT Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the French Percentage of the Carrying Charges payable by the Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to French FleetCo (based on the French Class A Blended Advance Rate).
“FCT Parties” means the FCT Management Company, the FCT Custodian and the FCT Servicer.
“FCT Paying Agency Agreement” means the paying agency agreement entered into on or about the Signing Date between, inter alios, the FCT and BNP Paribas Securities Services as FCT Paying Agent.
“FCT Paying Agent” has the meaning given to it in the FCT Paying Agency Agreement.
“FCT Principal Amount Outstanding” means, on any day, in connection with the FCT Note Purchase Agreement, the initial principal amount of the FCT Note plus the aggregate amount of any FCT Note Increases less the aggregate amount of any redemptions of the FCT Note made or to be made by the FCT, in each case on or prior to that day (as such amount may be written up or down in the FCT Register by the FCT Registrar from time to time, where such adjustments are made in order to reflect any FCT Note Increases or redemptions of the FCT Note).
“FCT Priority of Payments” means the priority order of payments specified in Clause 23 (Priority of Payments) of the FCT Regulations.

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“FCT Register” has the meaning given to it in Sub-Clause 17.1 (FCT Register of the FCT Note) of the FCT Note Purchase Agreement.
“FCT Registrar” means BNP Paribas Securities Services.
“FCT Regulations” means the regulations governing the FCT initially entered into between the FCT Management Company and BNP Paribas S.A. (in its capacity as initial custodian of the FCT) on 10 June 2008 in accordance with Articles L. 214-24, I.- and II.-, L.214-166-1 to L. 214-175, L.214-175-1 to L.214-175-7, L. 214-180 to L. 214-186, L. 231-7 and R.214-217 to D.214-240 of the French Code monétaire et financier as amended and/or supplemented from time to time, including as amended and restated on or about the Effective Time, and as from the Effective Time, the custodian shall be BNP Paribas Securities Services.
“FCT Residual Units” mean one hundred (100) residual units issued by the FCT on 24 July 2008 which are held as follows on the Signing Date: ninety-nine (99) by the Issuer and one (1) by Hertz Holdings Netherlands B.V.
“FCT Servicer” means the French Lender or such subsequent servicer which may be appointed as servicer of the FCT by the FCT Management Company pursuant to the relevant terms of the FCT Transfer and Servicing Agreement.
“FCT Statutory Auditor” means Deloitte, in its capacity as statutory auditor of the FCT pursuant to the FCT Regulations or, as the case may be, any other institution which would be subsequently appointed as statutory auditor in accordance with the terms of the FCT Regulations.
“FCT Transfer and Servicing Agreement” means the transfer and servicing agreement entered into between the FCT Management Company, the French Security Trustee, the FCT Custodian and the FCT Servicer on or about the Signing Date as amended and/or supplemented from time to time.
“FCT Transfer Deed” means the transfer deed (acte de cession de créances) in the form of the schedule to the FCT Transfer and Servicing Agreement, to be delivered on the Closing Date by the French Lender to the FCT Management Company, acting in the name and on behalf of the FCT in accordance with the relevant provisions of the FCT Transfer and Servicing Agreement.
“French AAA Component” means each of:

(a)	the French Eligible Investment Grade Program Vehicle Amount;

(b)	the French Eligible Investment Grade Program Receivable Amount;

(c)	the French Eligible Non-Investment Grade Program Vehicle Amount;

(d)	the French Eligible Non-Investment Grade (High) Program Receivable Amount;

(e)	the French Eligible Non-Investment Grade (Low) Program Receivable Amount;

(f)	the French Eligible Investment Grade Non-Program Vehicle Amount;

(g)	the French Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Lease Payment Amount under the French Master Lease;

(i)	the French Net VAT Receivables; and

(j)	the Remainder AAA Amount with respect to French FleetCo.

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“French AAA Select Component” means each French AAA Component other than the Eligible Due and Unpaid Lease Payment Amount.
“French Acceleration Notice” has the meaning given to it in Sub-Clause 6.3 (French Acceleration Notice) of the French Security Trust Deed.
“French Account Bank” means BNP Paribas S.A. or, as the case may be, any other Acceptable Bank which would be subsequently appointed as French Account Bank pursuant to the terms of the French Account Bank Agreement.
“French Account Bank Agreement” means the account bank agreement entered into by French FleetCo, the French Account Bank, the French Security Trustee and the French Administrator on or about the Signing Date.
“French Account Mandates” means the signature authorities relating to a French Account, as amended from time to time in accordance with the French Account Bank Agreement.
“French Accounts” means the accounts established and maintained in the name of French FleetCo.
“French Administration Agreement” means the French administration agreement entered into between French FleetCo, the French Administrator and the French Security Trustee dated on or about the Signing Date.
“French Administrator” means Hertz France S.A.S., a company incorporated as a société par actions simplifiée under the laws of France, registered with the Commercial and Company Registry of Versailles under number 377839667, whose registered office is at 1/3 avenue Westphalie, Immeuble Futura 3, 78180 Montigny Le Bretonneux, France.
“French Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of French Administrator) of the French Administration Agreement.
“French Administrator Termination Notice” has the meaning given to it in Sub-Clause 1.3 (French Back-Up Administrator) of the French Account Bank Agreement.
“French Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to French FleetCo:

(a)	the aggregate Net Book Value of all French Eligible Vehicles as of such date;

(b)	the aggregate amount of all French Manufacturer Receivables as of such date;

(c)	the Due and Unpaid Lease Payment Amount in respect of the French Master Lease as of such date; and

(d)	the French Net VAT Receivables as of such date.
“French Back-Up Administration Agreement” means the French back-up administration agreement entered into between French FleetCo, the French Administrator, the French Back-Up Administrator and the French Security Trustee dated on or about the Signing Date.
“French Back-Up Administrator” means TMF SFS Management B.V..
“French Back-Up Servicing Fee” has the meaning given to it in Sub-Clause 5.1(a) (Compensation) of the French Back-Up Administration Agreement.

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“French Bank Account Pledge Agreement” means the French bank account pledge agreement entered into on or about the Signing Date between French FleetCo as Pledgor and the French Security Trustee.
“French Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	the French Monthly Servicing Fee payable by French FleetCo to the French Servicer pursuant to the French Master Lease on such Payment Date;

(b)	all reasonable out-of-pocket costs and expenses of French FleetCo incurred in connection with the French Facility;

(c)	all fees, expenses and other amounts payable by French FleetCo under the French Related Documents (including for the avoidance of doubt the FCT Financing Fee);

(d)	any accrued French Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date); and

(e)	the French Percentage of the Carrying Charges (provided that the Issuer has delivered an invoice to French FleetCo in respect of such Carrying Charges).
“French Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any French AAA Select Component, a percentage equal to the greater of (A) (i) the French Class A Baseline Advance Rate for such French AAA Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such French AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such French AAA Select Component; and (B) zero.
“French Class A Baseline Advance Rate” means, with respect to each French AAA Select Component, the percentage set forth opposite such French AAA Select Component in the following table:

French AAA Component	French Class A Baseline Advance Rate
French Eligible Investment Grade Program Vehicle Amount	[*REDACTED*]
French Eligible Investment Grade Program Receivable Amount
French Eligible Non-Investment Grade Program Vehicle Amount
French Eligible Non-Investment Grade (High) Program Receivable Amount
French Eligible Non-Investment Grade (Low) Program Receivable Amount
French Eligible Investment Grade Non-Program Vehicle Amount
French Eligible Non-Investment Grade Non-Program Vehicle Amount
French Net VAT Receivables
Remainder AAA Amount

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“French Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the French Class A Blended Advance Rate Weighting Numerator and the denominator of which is the French Class A Blended Advance Rate Weighting Denominator, in each case as of such date.
“French Class A Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each French AAA Select Component, in each case as of such date.
“French Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each French AAA Select Component equal to the product of such French AAA Select Component and the French Class A Adjusted Advance Rate with respect to such French AAA Select Component, in each case as of such date.
“French Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any French AAA Select Component, a percentage equal to the greater of (A) (i) the French Class B Baseline Advance Rate for such French AAA Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such French AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such French AAA Select Component; and (B) zero.
“French Class B Baseline Advance Rate” means, with respect to each French AAA Select Component, the percentages agreed between the Issuer and the Class B Noteholders at the time the Class B Notes are first issued, which agreed percentages for the avoidance of doubt shall not require the consent of the Class A Noteholders.
“French Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the French Class B Blended Advance Rate Weighting Numerator and the denominator of which is the French Class B Blended Advance Rate Weighting Denominator, in each case as of such date.
“French Class B Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each French AAA Select Component, in each case as of such date.
“French Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each French AAA Select Component equal to the product of such French AAA Select Component and the French Class B Adjusted Advance Rate with respect to such French AAA Select Component, in each case as of such date.
“French Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the French Security.
“French Collection Account” means the collection account in the name of French FleetCo into which French Collections and the purchase price of French Facility Receivables shall be deposited.
“French Collections” means all payments on or in respect of the French Collateral.
“French Commitment Termination Date” means 1 October 2048.
“French Daily Collection Report” has the meaning specified in Sub-Clause 6.1(a) (Daily Collection Reports) of the French Facility Agreement.

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“French Daily Interest Allocation” means, on each French Deposit Date, an amount equal to the aggregate amount of French Interest Collections deposited into the French Collection Account on such date.
“French Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:

(a)	the product of (i) the French Facility Advance Rate for such Interest Period and (ii) the French Facility Principal Amount as of the close of business on such date; divided by

(b)	30.
“French Daily Principal Allocation” means, on each French Deposit Date, an amount equal to the aggregate amount of French Principal Collections deposited into the French Transaction Account on such date.
“French Decrease” has the meaning specified in Sub-Clause 2.4 (Procedure for partial prepayment of the French Facility Principal Amount) of the French Facility Agreement.
“French Deposit Date” has the meaning specified in Sub-Clause 8.1 (Allocations) of the French Facility Agreement.
“French Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by French FleetCo for which the Disposition Date has not occurred as of such date.
“French Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to French FleetCo, as of such date by all Investment Grade Manufacturers.
“French Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by French FleetCo for which the Disposition Date has not occurred as of such date.
“French Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to French FleetCo, as of such date by all Non-Investment Grade (High) Manufacturers.
“French Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to French FleetCo, as of such date by all Non-Investment Grade (Low) Manufacturers.
“French Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by French FleetCo for which the Disposition Date has not occurred as of such date.
“French Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by French FleetCo and for which the Disposition Date has not occurred as of such date.
“French Eligible Vehicles” means the Eligible Vehicles owned by French FleetCo.
“French Enforcement Notice” has the meaning specified in Sub-Clause 6.1 (French Enforcement Notice) of the French Security Trust Deed.

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“French Facility” means the revolving credit facility made available to French FleetCo by the French Lender subject to, and in accordance with, the relevant terms of the French Facility Agreement.
“French Facility Advance” means each advance from time to time borrowed by French FleetCo from the French Lender subject to, and in accordance with, the relevant terms of the French Facility Agreement.
“French Facility Advance Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting the French Percentage of the aggregate amount of interest and Carrying Charges payable by the Issuer for such Interest Period, based on the daily average French Class A Blended Advance Rate and the daily average French Facility Principal Amount for such Interest Period.
“French Facility Agreement” means the revolving credit facility agreement entered into between French FleetCo, the French Lender, the French Security Trustee and the Issuer Security Trustee dated on or about the Signing Date.
“French Facility Principal Amount” means, at any date of determination, the outstanding principal amount of any French Facility Advance at such date under the French Facility Agreement.
“French Facility Receivables” means:

(a)
each and any receivable arising as a result of the French Lender’s rights as a creditor of French FleetCo (whether existing (créances nées), future (créances futures) or conditional (créances conditionnelles) in respect of the French Facility Advance(s) drawn down, or to be drawn down, by French FleetCo under the French Facility Agreement, subject to, and in accordance with, the relevant terms of the French Facility Agreement, increased by the amount of any and all interest accrued thereon; and

(b)
each and any receivable arising as a result of the French Lender’s rights as a creditor of French FleetCo, whether existing (créances nées), future (créances futures) or conditional (créances conditionnelles) which has arisen or will arise from the French Facility Agreement and which is not characterised as a receivable referred to in (a) above.

“French FleetCo” means RAC Finance S.A.S., a company incorporated as a société par actions simplifiée under the laws of France, registered with the Commercial and Company Registry of Beauvais under number 487581498, whose registered office is at 172, avenue Marcel Dassault, 60000 Beauvais, France.
“French FleetCo Corporate Services Providers” means TMF France Management Sarl and TMF France SAS.
“French Interest Collections” means on any date of determination, all French Collections which represent payments of Monthly Variable Rent under the French Master Lease plus any amounts earned on Permitted Investments in the French Collection Account that are available for distribution on such date.
“French Leasing Company Amortization Event” has the meaning given to it in Sub-Clause 11.1 of the French Facility Agreement.
“French Legal Final Payment Date” means the one-year anniversary of the French Commitment Termination Date.
“French Lender” means BNP Paribas S.A. in its capacity as lender under the French Facility Agreement.

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“French Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) French FleetCo, the French Liquidation Co-ordinator and the French Security Trustee dated on or about the Signing Date.
“French Liquidation Co-ordinator” means KPMG LLP.
“French Management Services Agreement” means the management services agreement dated on or about the Signing Date between French FleetCo, French OpCo and the French FleetCo Corporate Services Providers.
“French Manufacturer Receivables” means the Manufacturer Receivables owing to French FleetCo.
“French Master Lease” means the French Master Lease and Servicing Agreement, dated on or about the Signing Date between, among others, French FleetCo, as lessor thereunder and French OpCo, as lessee and servicer.
“French Master Lease Extension Agreement” means, in relation to the French Master Lease, an agreement executed by the Lessor and the Lessee(s) thereunder which provides that the Master Lease Scheduled Expiry Date in respect of the relevant lease entered into pursuant to the French Master Lease will be extended for a further period of five (5) calendar months from the date of such agreement.
“French Master Lease Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 of the French Master Lease.
“French Master Lease Scheduled Expiration Date” means, in relation to any Lease Vehicles leased pursuant to the French Master Lease, the date falling five (5) calendar months after:

(a)	the Vehicle Lease Commencement Date of such Lease Vehicle; or

(b)	the date on which the most recent French Master Lease Extension Agreement became effective with respect to such Lease Vehicle.
“French Maximum Principal Amount” means €600,000,000, as such amount may be increased or reduced from time to time pursuant to written agreement between the French Lender and French FleetCo, provided that no such reduction shall cause the French Maximum Principal Amount to be less than the French Facility Principal Amount.
“French Minimum Profit Amount” means, on an annual basis, an amount equal to five per cent. (5%) of French Servicing Fee payable under the French Master Lease as the local GAAP profit before tax.
“French Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the French Administration Agreement.
“French Monthly Collateral Certificate” has the meaning specified in Sub-Clause 6.1(d) (French Monthly Collateral Certificate) of the French Facility Agreement.
“French Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of

(a)	the French Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

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(b)
all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this paragraph (b) at the French Facility Advance Rate).

“French Monthly Servicing Certificate” has the meaning specified in Sub-Clause 6.1(c) (Monthly Servicing Certificate) of the French Facility Agreement.
“French Monthly Servicing Fee” has the meaning specified in Clause 6.6 (Servicer’s Monthly Fee) of the French Master Lease.
“French Net VAT Receivables” means the Net VAT Receivables owing to French FleetCo.
“French On-Going Business Pledge Agreement” means the French convention de nantissement de fonds de commerce entered into between French FleetCo and the French Security Trustee dated on or about the Signing Date.
“French OpCo” means Hertz France S.A.S.
“French Payment Direction Agreement” means the payment direction agreement entered into by French FleetCo, the French Servicer, the French Account Bank, the FCT Noteholder, the Issuer Administrator, the FCT and the FCT Servicer on or about the Signing Date.
“French Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the French Facility Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount and the Spanish Note Principal Amount, in each case as of such date.
“French Potential Leasing Company Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a French Leasing Company Amortization Event.
“French Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 5.4 (Reliance on Prior Work Product) of the French Back-Up Administration Agreement.
“French Principal Collections” means any French Collections other than French Interest Collections.
“French Priority of Payments” means the priority of payments applicable to the payments owed by French FleetCo under the French Related Documents set out in Sub-Clauses 8.4 (Application of French Interest Collections) and 8.5 (Application of French Principal Collections) of the French Facility Agreement.
“French Qualifying Noteholder” means any holder of the FCT Note which, at the time a payment of interest is made on the FCT Note, either:

(a)
fulfils the conditions imposed by French law in order for that payment not to be subject to (or as the case may be, to be exempt from) any French withholding tax and, in particular, is not a person resident or established, and does not receive payments in respect of bank accounts opened in its name or for its benefit, in a “non-cooperative State or Territory” (Etat ou territoire non-coopératif) as set out in the list referred to in Article 238-0 A of the French Code général des impôts, as such list may be amended; or

(b)
is an entity which is entitled under a double taxation agreement in force (subject only to the completion of any necessary procedural formalities) to receive all payments under the FCT Note without any deduction or withholding for or on account of tax.

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“French Receivables Pledge Agreement” means the French receivables pledge agreement relating to receivables owed by French FleetCo under the French Related Documents entered into between French FleetCo as Pledgor and the French Security Trustee, dated on or about the Signing Date.
“French Related Document Actions” has the meaning specified in Sub-Clause 9.23(c) (Actions under the French Related Documents and Manufacturer Programs) of the French Facility Agreement.
“French Related Documents” means, collectively, the French Facility Agreement, the French Administration Agreement, the French Back-Up Administration Agreement, the French Liquidation Co-ordination Agreement, the French Account Bank Agreement, the French Security Documents, the French Master Lease, the French Payment Direction Agreement, the FCT Note Purchase Agreement, the FCT Account Bank Agreement, the FCT Regulations, the FCT Paying Agency Agreement, the FCT Transfer and Servicing Agreement, the Tax Deed of Covenant and any other agreements relating to the French Facility.
“French Repeating Representations” means the representations and warranties of French FleetCo set out in Clause 9 (Representations and Warranties) of the French Facility Agreement save for: (i) Sub-Clause 9.3 (No Consent); (ii) Sub-Clause 9.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 9.20 (Stamp Taxes); (iv) Sub-Clause 9.21 (Capitalisation); (v) Sub-Clause 9.22 (No Distributions); and (vi) Sub-Clause 9.23 (Beneficial Owner).
“French Secured Obligations” means the aggregate of French FleetCo’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the French Security Trustee:

(a)	whether actually or contingently; or

(b)	whether presently due or falling due at some future time,
arising under the French Related Documents and the French Facility, whether solely or jointly with another person, whether as principal or surely and whether or not the French Security Trustee shall have been an original party to the relevant transaction and in whatever currency denominated.
“French Secured Party” means each of the Parties listed at Schedule 1 (French Secured Parties) to the French Security Trust Deed.
“French Securities Account” has the meaning given to it in Schedule 1 of the French Account Bank Agreement.
“French Security” means the security interests granted to the French Security Trustee pursuant to the French Security Documents.
“French Security Documents” means the French Security Trust Deed, the French Vehicle Pledge Agreement, the French Receivables Pledge Agreement, the French Bank Account Pledge Agreement, the French On-Going Business Pledge Agreement and the French Shares Pledge.
“French Security Trust Deed” means the security trust deed dated on or about the Signing Date entered into between the Issuer Security Trustee, the French Security Trustee, French FleetCo, the FCT, the FCT Servicer and the French Secured Parties named therein.
“French Security Trustee” means BNP Paribas Trust Corporation UK Limited.
“French Servicer” means Hertz France S.A.S., in its capacity as servicer under the French Master Lease.

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“French Servicing Fee” means €400,000 per annum or such other adjusted amount notified to the Lessor by the French Servicer based on the reasonable costs and expenses incurred in connection with the provision of services in accordance with the French Master Lease.
“French Shares Pledge” means the French pledge agreement in respect of shares in French FleetCo entered into between Hertz France S.A.S. as Pledgor, French FleetCo and the French Security Trustee dated on or about the Signing Date.
“French Supplemental Documents” means the Lease Vehicle Acquisition Schedules, the Intra-Lease Lessee Transfer Schedules and any other related documents attached to the French Master Lease, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute French Collateral.
“French Third Party Holder” means Hertz France S.A.S.
“French Transaction Account” means the transaction account in the name of French FleetCo from which withdrawals are made in accordance with Clause 8 (Applications and Distributions) of the French Facility Agreement.
“French Transfer Date” has the meaning specified in Sub-Clause 3.1 (Transfer of Administrative Obligations) of the French Back-Up Administration Agreement.
“French Vehicle Pledge Agreement” means the French vehicle pledge agreement entered into between French FleetCo as Pledgor, the French Security Trustee and the French Third Party Holder dated on or about the Signing Date.
“French Vehicles” means all Vehicles owned by French FleetCo and which are leased pursuant to the French Master Lease.
“INSEE” means the Institut national de la statistique et des études économiques.

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1.4    GERMAN DEFINITIONS
“Carport Service Provider” means each carport service provider contracted by German OpCo so as to provide carports for each of the Relevant Vehicles delivered from the Manufacturer/Dealers by freight carriers before such Vehicles are delivered to premises rented by German OpCo from third party landlords;
“German AAA Component” means each of:

(a)	the German Eligible Investment Grade Program Vehicle Amount;
(b)    the German Eligible Investment Grade Program Receivable Amount;
(c)    the German Eligible Non-Investment Grade Program Vehicle Amount;
(d)    the German Eligible Non-Investment Grade (High) Program Receivable Amount;
(e)    the German Eligible Non-Investment Grade (Low) Program Receivable Amount;
(f)    the German Eligible Investment Grade Non-Program Vehicle Amount;
(g)    the German Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Lease Payment Amount under the German Master Lease; and
(i)    the Remainder AAA Amount with respect to German FleetCo.
“German AAA Select Component” means each German AAA Component other than the Eligible Due and Unpaid Lease Payment Amount.
“German Acceleration Notice” has the meaning given to it in Sub-Clause 6.3 (German Acceleration Notice) of the German Security Trust Deed.
“German Account Bank” means BNP Paribas, German Branch and BNP Paribas, Dublin Branch or, as the case may be, any other Acceptable Bank which would be subsequently appointed as German Account Bank pursuant to the terms of the International Account Bank Agreement.
“German Account Mandates” means the signature authorities relating to a German Account, as amended from time to time in accordance with the International Account Bank Agreement.
“German Account Pledge Agreement” means the account pledge agreement between German FleetCo and the German Security Trustee.
“German Accounts” means the accounts established and maintained in the name of German FleetCo.
“German Administration Agreement” means the German administration agreement entered into between German FleetCo, the German Administrator and the German Security Trustee dated on or about the Signing Date.
“German Administrator” means Hertz Europe Limited in its capacity as the German administrator under the German Administration Agreement.
“German Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of German Administrator) of the German Administration Agreement.

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“German Advance” has the meaning given to “Advance” in clause 2.3(a) of the German Facility Agreement.
“German Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to German FleetCo:

(a)	the aggregate Net Book Value of all German Eligible Vehicles as of such date;
(b)    the aggregate amount of all German Manufacturer Receivables as of such date; and
(c)    the Due and Unpaid Lease Payment Amount in respect of the German Master Lease as of such date.
“German Back-Up Administration Agreement” means the German back-up administration agreement entered into between German FleetCo, the German Administrator, the German Back-Up Administrator and the German Security Trustee dated on or about the Signing Date.
“German Back-Up Administrator” means TMF SFS Management B.V.
“German Back-Up Servicing Fee” has the meaning given to it in Sub-Clause 5.1(a) (Compensation) of the German Back-Up Administration Agreement.
“German Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	the German Monthly Servicing Fee payable by German FleetCo to the German Servicer pursuant to the German Master Lease on such Payment Date;

(b)	all reasonable out-of-pocket costs and expenses of German FleetCo incurred in connection with the German Notes;

(c)	all fees, expenses and other amounts payable by German FleetCo under the German Related Documents;

(d)	any accrued German Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date); and

(e)	the German Percentage of the Carrying Charges.
“German Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any German AAA Select Component, a percentage equal to the greater of (A) (i) the German Class A Baseline Advance Rate for such German AAA Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such German AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such German AAA Select Component; and (B) zero.
“German Class A Baseline Advance Rate” means, with respect to each German AAA Select Component, the percentage set forth opposite such German AAA Select Component in the following table:

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German AAA Component	German Class A Baseline Advance Rate
German Eligible Investment Grade Program Vehicle Amount	[*REDACTED*]
German Eligible Investment Grade Program Receivable Amount
German Eligible Non-Investment Grade Program Vehicle Amount
German Eligible Non-Investment Grade (High) Program Receivable Amount
German Eligible Non-Investment Grade (Low) Program Receivable Amount
German Eligible Investment Grade Non-Program Vehicle Amount
German Eligible Non-Investment Grade Non-Program Vehicle Amount
Remainder AAA Amount

“German Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the German Class A Blended Advance Rate Weighting Numerator and the denominator of which is the German Class A Blended Advance Rate Weighting Denominator, in each case as of such date.
“German Class A Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each German AAA Select Component, in each case as of such date.
“German Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each German AAA Select Component equal to the product of such German AAA Select Component and the German Class A Adjusted Advance Rate with respect to such German AAA Select Component, in each case as of such date.
“German Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any German AAA Select Component, a percentage equal to the greater of (A) (i) the German Class B Baseline Advance Rate for such German AAA Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such German AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such German AAA Select Component; and (B) zero.
“German Class B Baseline Advance Rate” means, with respect to each German AAA Select Component, the percentages agreed between the Issuer and the Class B Noteholders at the time the Class B Notes are first issued, which agreed percentages for the avoidance of doubt shall not require the consent of the Class A Noteholders.
“German Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the German Class B Blended Advance Rate Weighting Numerator and the denominator of which is the German Class B Blended Advance Rate Weighting Denominator, in each case as of such date.

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“German Class B Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each German AAA Select Component, in each case as of such date.
“German Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each German AAA Select Component equal to the product of such German AAA Select Component and the German Class B Adjusted Advance Rate with respect to such German AAA Select Component, in each case as of such date.
“German Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the German Security.
“German Collection Account (German Branch)” means the collection account in the name of German FleetCo with BNP Paribas, German Branch in Germany, into which certain German Collections shall be deposited.
“German Collection Account (Irish Branch)” means the collection account in the name of German FleetCo with BNP Paribas, Dublin Branch in Ireland, into which certain German Collections shall be deposited.
“German Collection Accounts” has the meaning given to it in Sub-Clause 6.1(a) of the German Facility Agreement.
“German Collections” means all payments on or in respect of the German Collateral.
“German Commitment Termination Date” means 1 October 2048.
“German Custodian” means PS-Fleet Lead Logistics GmbH with registered number HRA 4365 in the Commercial Register (Handelsregister) of the Local Court (Amtsgericht) of Wiesbaden, a company with limited liability incorporated in Germany, whose registered office is at Am Klingenweg 6, 65396 Wiesbaden, Germany.
“German Custody Agreement” means the custody agreement between German OpCo and the German Custodian dated 5 April 2012, as amended and restated from time to time.
“German Daily Collection Report” has the meaning specified in Sub-Clause 5.1(a) (Daily Collection Reports) of the German Facility Agreement.
“German Daily Interest Allocation” means, on each German Deposit Date, an amount equal to the aggregate amount of German Interest Collections deposited into the German Transaction Account on such date.
“German Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:
(a)    the product of (i) the German Note Rate for such Interest Period and (ii) the German Note Principal Amount as of the close of business on such date; divided by
(b)    30.
“German Daily Principal Allocation” means, on each German Deposit Date, an amount equal to the aggregate amount of German Principal Collections deposited into the German Transaction Account on such date.

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“German Decrease” has the meaning specified in Sub-Clause 2.4 (Procedure for Decreasing the German Note Principal Amount) of the German Facility Agreement.
“German Deposit Date” has the meaning specified in Sub-Clause 7.1 (Allocations with Respect to the German Note) of the German Facility Agreement.
“German Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by German FleetCo for which the Disposition Date has not occurred as of such date.
“German Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to German FleetCo, as of such date by all Investment Grade Manufacturers.
“German Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by German FleetCo for which the Disposition Date has not occurred as of such date.
“German Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to German FleetCo, as of such date by all Non-Investment Grade (High) Manufacturers.
“German Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to German FleetCo, as of such date by all Non-Investment Grade (Low) Manufacturers.
“German Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by German FleetCo for which the Disposition Date has not occurred as of such date.
“German Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by German FleetCo and for which the Disposition Date has not occurred as of such date.
“German Eligible Vehicles” means the Eligible Vehicles owned by German FleetCo.
“German Enforcement Notice” has the meaning specified in Sub-Clause 6.1 (German Enforcement Notice) of the German Security Trust Deed.
“German Facility Agreement” means the VFN issuance facility agreement entered into between German FleetCo, the German Noteholder and the German Security Trustee dated on or about the Signing Date.
“German FleetCo” means Hertz Fleet Limited, with registered number 412465, a company with limited liability incorporated in Ireland with its principal place of business in Ireland, whose registered office is at Hertz Europe Service Centre, Swords Business Park, Swords, Co. Dublin, Ireland.
“German FleetCo Corporate Services Agreement” means the corporate services agreement between German FleetCo and the German FleetCo Corporate Services Provider dated on or about 13 September 2018.
“German FleetCo Corporate Services Provider” means Wilmington Trust SP Services (Dublin) Limited.

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“German FleetCo Irish Account Pledge Agreement” means the Irish bank account pledge agreement entered into on or about the Signing Date between German FleetCo as Pledgor and the German Security Trustee.
“German FleetCo Shares Pledge” means the deed of pledge of registered shares of German FleetCo dated on or about the Closing Date, granted by Hertz Holdings Netherlands B.V..
“German Initial Principal Amount” means €219,090,850.28.
“German Interest Collections” means on any date of determination, all German Collections which represent payments of Monthly Variable Rent under the German Master Lease plus any amounts earned on Permitted Investments in the German Collection Accounts that are available for distribution on such date.
“German Leasing Company Amortization Event” has the meaning given to it in Sub-Clause 10.1 of the German Facility Agreement.
“German Legal Final Payment Date” means the one-year anniversary of the German Commitment Termination Date.
“German Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) German FleetCo, the German Liquidation Co-ordinator and the German Security Trustee dated on or about the Signing Date.
“German Liquidation Co-ordinator” means KPMG LLP.
“German Manufacturer Receivables” means the Manufacturer Receivables owing to German FleetCo.
“German Master Fleet Purchase Agreement” means the German master fleet purchase agreement, dated on or around the Signing Date, as amended from time to time, among German FleetCo, German OpCo and the German Security Trustee.
“German Master Lease” means the German Master Lease and Servicing Agreement, dated on or about the Signing Date between, among others, German FleetCo, as lessor thereunder and German OpCo, as lessee and servicer.
“German Master Lease Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 of the German Master Lease.
“German Maximum Principal Amount” means €500,000,000, as such amount may be increased or reduced from time to time pursuant to written agreement between the German Noteholder and German FleetCo, provided that no such reduction shall cause the German Maximum Principal Amount to be less than the German Note Principal Amount.
“German Minimum Profit Amount” means EUR 10,000 per annum.
“German Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the German Administration Agreement.
“German Monthly Collateral Certificate” has the meaning specified in Sub-Clause 5.1(d) (German Monthly Collateral Certificate) of the German Facility Agreement.
“German Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of:

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(a)	the German Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)
all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this paragraph (b) at the German Note Rate).

“German Monthly Servicing Certificate” has the meaning specified in Sub-Clause 5.1(c) (Monthly Servicing Certificate) of the German Facility Agreement.
“German Monthly Servicing Fee” has the meaning specified in Clause 6.6 (Servicer’s Monthly Fee) of the German Master Lease.
“German Note Framework Agreement” means the note framework agreement entered into between German FleetCo and the German Security Trustee dated on or about the Signing Date.
“German Note Principal Amount” means, when used with respect to any date, an amount equal to the result of: (i) the German Initial Principal Amount, plus (ii) the principal amount of the portion of all German Advances funded by the German Noteholder on or prior to such date, minus (iii) the amount of principal payments (whether pursuant to a German Decrease, a redemption or otherwise) made to such German Noteholder pursuant to the German Facility Agreement.
“German Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the German Percentage of the Carrying Charges payable by the Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to German FleetCo (based on the German Class A Blended Advance Rate).
“German Note Register” has the meaning specified in Sub-Clause 2.6 (German Note Register) of the German Note Framework Agreement.
“German Note Repurchase Amount” means, as of any date of determination, the sum of the German Note Principal Amount plus all accrued and unpaid interest thereon and any fees in respect thereof then due and payable to the German Noteholder.
“German Noteholder” means the Issuer.
“German Notes” means each variable funding rental car asset backed note issued by German FleetCo pursuant to and in accordance with the German Note Framework Agreement and the German Facility Agreement.
“German OpCo” means Hertz Autovermietung GmbH, with registered number HRB 52255 in the Commercial Register (Handelsregister) of the Local Court (Amtsgericht) of Frankfurt am Main, a company with limited liability incorporated in Germany with its principal place of business in Germany, whose registered office is at Ginnheimer Straße 4, 65670 Eschborn, Germany.
“German Parallel Debt” has the meaning given to it in Sub-Clause 3.2 of the German Parallel Debt Agreement.
“German Parallel Debt Agreement” means the parallel debt agreement dated the Signing Date and entered into by German FleetCo and the German Security Trustee in order to create a valid security interest under German law.
“German Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the German Note Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount and the Spanish Note Principal Amount, in each case as of such date.

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“German Potential Leasing Company Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a German Leasing Company Amortization Event.
“German Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 5.4 (Reliance on Prior Work Product) of the German Back-Up Administration Agreement.
“German Principal Collections” means any German Collections other than German Interest Collections.
“German Priority of Payments” means the priority of payments applicable to the payments owed by German FleetCo under the German Related Documents set out in Sub-Clauses 7.4 (Application of German Interest Collections) and 7.5 (Application of German Principal Collections) of the German Facility Agreement.
“German Receivables Assignment Agreement” means the receivables assignment agreement dated on or about the Signing Date entered into between German FleetCo and the German Security Trustee.
“German Registrar” means the German Administrator.
“German Related Document Actions” has the meaning specified in Sub-Clause 9.23(c) (Actions under the German Related Documents and Manufacturer Programs) of the German Facility Agreement.
“German Related Documents” means, collectively, the German Facility Agreement, the German Note Framework Agreement, the German Administration Agreement, the German Back-Up Administration Agreement, the German Liquidation Co-ordination Agreement, the German Security Documents, the German Master Lease, the German Master Fleet Purchase Agreement, the German FleetCo Corporate Services Agreement, the German FleetCo THC Indemnity, the Tax Deed of Covenant and any other agreements relating to the issuance or the purchase of the German Notes.
“German Repeating Representations” means the representations and warranties of German FleetCo set out in Clause 8 (Representations and Warranties) of the German Facility Agreement save for: (i) Sub-Clause 8.3 (No Consent); (ii) Sub-Clause 8.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 8.20 (Stamp Taxes); (iv) Sub-Clause 8.21 (Capitalisation); (v) Sub-Clause 8.22 (No Distributions); and (vi) Sub-Clause 8.23 (Beneficial Owner).
“German Repurchase Date” has the meaning specified in Sub-Clause 11.1 (Optional Redemption of the German Note) of the German Facility Agreement.
“German Secured Obligations” means the aggregate of German FleetCo’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the German Secured Parties:

(a)	whether actually or contingently; or

(b)	whether presently due or falling due at some future time,
arising under the German Related Documents and the German Note, whether solely or jointly with another person, whether as principal or surely and whether or not the German Secured Parties shall have been an original party to the relevant transaction and in whatever currency denominated.
“German Secured Party” means each of the Parties listed at Schedule 1 (FleetCo Secured Parties) to the German Security Trust Deed.

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“German Security” means the security interests granted to the German Security Trustee pursuant to the German Security Documents.
“German Security Documents” means the German Security Trust Deed, the German Account Pledge Agreement, the German Parallel Debt Agreement, the German Security Transfer Agreement, the German FleetCo Shares Pledge, the German FleetCo Irish Account Pledge Agreement and the German Receivables Assignment Agreement.
“German Security Transfer Agreement” means the security transfer agreement dated on or about the Signing Date entered into between German FleetCo and the German Security Trustee.
“German Security Trust Deed” means the security trust deed dated on or about the Signing Date entered into between the Issuer Security Trustee, the German Security Trustee, German FleetCo and the German Secured Parties named therein.
“German Security Trustee” means BNP Paribas Trust Corporation UK Limited.
“German Servicer” means Hertz Autovermietung GmbH, in its capacity as servicer under the German Master Lease.
“German Supplemental Documents” means the Lease Vehicle Acquisition Schedules, the Intra-Lease Lessee Transfer Schedules and any other related documents attached to the German Master Lease, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute German Collateral.
“German Transaction Account” means the transaction account in the name of German FleetCo from which withdrawals are made in accordance with Clause 7 (Applications and Distributions) of the German Facility Agreement.
“German Transfer Date” has the meaning specified in Sub-Clause 3.1 (Transfer of Administrative Obligations) of the German Back-Up Administration Agreement.
“German Vehicle Documents” means, in respect of both Program Vehicles and Non-Program Vehicles, the radio code/spare key, warranty/servicing booklet, German Vehicle Certificate I (Zulassungsbescheinigung Teil I – “Kfz-Schein”), German Vehicle Certificate II (Zulassungbescheinigung Teil II – “Kfz-Brief”), invoice of Manufacturer/Dealer and the title transfer offer.
“German Vehicles” means all Vehicles owned by German FleetCo.
"Initial Purchase Price" means, in relation to a Vehicle, the purchase price or other consideration payable by German OpCo to the Supplier for the purchase by German OpCo of such Vehicle, as provided in the relevant Vehicle Purchasing Agreement;
“New Sale and Repurchase Agreement” means each Original Sale and Repurchase Agreement as amended by and pursuant to the relevant Supplemental Agreement (including the Required Contractual Criteria);
“Onward Purchase Price” means the purchase price payable by German FleetCo to German OpCo for a Relevant Vehicle which, for the avoidance of doubt, shall be equal to (i) the Initial Purchase Price and (if necessary) calculated by way of break-down of the aggregate price for each type of Vehicles subject to the respective Purchase Offer;
"Original Sale and Repurchase Agreement" means any Vehicle Purchasing Agreement entered into by the Supplier and German OpCo pursuant to which the Supplier has agreed to sell certain vehicles

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to German OpCo and to subsequently repurchase such vehicles from German OpCo in certain circumstances;
“Purchase Offer” has the meaning given to it in Sub-Clause 2.1 of the German Master Fleet Purchase Agreement;
“Related Rights” means, in connection with any Relevant Vehicle, all rights of the owner thereof including, without limitation, any rights to the benefit of any warranties or guarantees given by the manufacturer or seller of the Relevant Vehicle, excluding, however, any rights relating to volume rebates and discounts set forth in Sub-Clause 2.6 of each Supplemental Agreement;
“Relevant Vehicle” means any Vehicle (a) purchased by German OpCo from the Supplier under a Vehicle Purchasing Agreement and (b) subsequently sold by German OpCo to German FleetCo (and whereby legal title to such vehicle is transferred from German OpCo to German FleetCo under the German Master Fleet Purchase Agreement).
“Supplemental Agreement” means each supplemental agreement to be entered into in respect of an Original Sale and Repurchase Agreement between German FleetCo, German OpCo and a Supplier;
“Supplier” has them meaning given to such term in recital (A) of the German Master Fleet Purchase Agreement.
“Title Transfer Offer” has the meaning given in Sub-Clause 3.4 of the German Master Fleet Purchase Agreement.

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1.5	SPANISH DEFINITIONS
“Spanish AAA Component” means each of:

(a)	the Spanish Eligible Investment Grade Program Vehicle Amount;

(b)	the Spanish Eligible Investment Grade Program Receivable Amount;

(c)	the Spanish Eligible Non-Investment Grade Program Vehicle Amount;

(d)	the Spanish Eligible Non-Investment Grade (High) Program Receivable Amount;

(e)	the Spanish Eligible Non-Investment Grade (Low) Program Receivable Amount;

(f)	the Spanish Eligible Investment Grade Non-Program Vehicle Amount;

(g)	the Spanish Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Lease Payment Amount under the Spanish Master Lease;

(i)	the Spanish Net VAT Receivables; and

(j)	the Remainder AAA Amount with respect to Spanish FleetCo.
“Spanish AAA Select Component” means each Spanish AAA Component other than the Eligible Due and Unpaid Lease Payment Amount.
“Spanish Acceleration Notice” has the meaning given to it in Sub-Clause 6.3 (Spanish Acceleration Notice) of the Spanish Security Trust Deed.
“Spanish Account Bank” means BNP Paribas, Spanish Branch or, as the case may be, any other Acceptable Bank which would be subsequently appointed as Spanish Account Bank.
“Spanish Account Letter of Acknowledgement” means the letter of acknowledgement in respect of the Spanish Accounts signed by the Spanish Account Bank, the Spanish Security Trustee and Spanish FleetCo on or about the Signing Date.
“Spanish Account Mandates” means the signature authorities relating to a Spanish Account, as amended from time to time.
“Spanish Accounts” means the accounts established and maintained in the name of Spanish FleetCo.
“Spanish Administration Agreement” means the Spanish administration agreement entered into between Spanish FleetCo, the Spanish Administrator and the Spanish Security Trustee dated on or about the Signing Date.
“Spanish Administrator” means Hertz de España, S.L., a limited liability company incorporated and existing under the laws of the Kingdom of Spain, with registered office at calle Jacinto Benavente 2, Edificio B, 3ª planta, Las Rozas, Madrid (Spain) and Spanish Tax Id number B-28121549.
“Spanish Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of Spanish Administrator) of the Spanish Administration Agreement.

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“Spanish Advance” has the meaning given to “Advance” in clause 2.3(a) of the Spanish Facility Agreement.
“Spanish Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to Spanish FleetCo:

(a)	the aggregate Net Book Value of all Spanish Eligible Vehicles as of such date;

(b)	the aggregate amount of all Spanish Manufacturer Receivables as of such date;

(c)	the Due and Unpaid Lease Payment Amount in respect of the Spanish Master Lease as of such date; and

(d)	the Spanish Net VAT Receivables as of such date.
“Spanish Back-Up Administration Agreement” means the Spanish back-up administration agreement entered into between Spanish FleetCo, the Spanish Administrator, the Spanish Back-Up Administrator and the Spanish Security Trustee dated on or about the Signing Date.
“Spanish Back-Up Administrator” means TMF SFS Management B.V.
“Spanish Back-Up Servicing Fee” has the meaning given to it in Sub-Clause 5.1(a) (Compensation) of the Spanish Back-Up Administration Agreement.
“Spanish Bank Account Pledge Agreement” means the public deed of pledge over credit rights arising from bank accounts entered into on or about the Signing Date between Spanish FleetCo as Pledgor and the Spanish Security Trustee.
“Spanish Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	the Spanish Monthly Servicing Fee payable by Spanish FleetCo to the Spanish Servicer pursuant to the Spanish Master Lease on such Payment Date;

(b)	all reasonable out-of-pocket costs and expenses of Spanish FleetCo incurred in connection with the Spanish Notes;

(c)	all fees, expenses and other amounts payable by Spanish FleetCo under the Spanish Related Documents;

(d)	any accrued Spanish Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date); and

(e)	the Spanish Percentage of the Carrying Charges.
“Spanish Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any Spanish AAA Select Component, a percentage equal to the greater of (A) (i) the Spanish Class A Baseline Advance Rate for such Spanish AAA Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such Spanish AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such Spanish AAA Select Component; and (B) zero.
“Spanish Class A Baseline Advance Rate” means, with respect to each Spanish AAA Select Component, the percentage set forth opposite such Spanish AAA Select Component in the following table:

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Spanish AAA Component	Spanish Class A Baseline Advance Rate
Spanish Eligible Investment Grade Program Vehicle Amount	[*REDACTED*]
Spanish Eligible Investment Grade Program Receivable Amount
Spanish Eligible Non-Investment Grade Program Vehicle Amount
Spanish Eligible Non-Investment Grade (High) Program Receivable Amount
Spanish Eligible Investment Grade Non-Program Vehicle Amount
Spanish Eligible Non-Investment Grade Non-Program Vehicle Amount
Spanish Net VAT Receivables
Remainder AAA Amount

“Spanish Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Spanish Class A Blended Advance Rate Weighting Numerator and the denominator of which is the Spanish Class A Blended Advance Rate Weighting Denominator, in each case as of such date.
“Spanish Class A Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Spanish AAA Select Component, in each case as of such date.
“Spanish Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Spanish AAA Select Component equal to the product of such Spanish AAA Select Component and the Spanish Class A Adjusted Advance Rate with respect to such Spanish AAA Select Component, in each case as of such date.
“Spanish Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any Spanish AAA Select Component, a percentage equal to the greater of (A) (i) the Spanish Class B Baseline Advance Rate for such Spanish AAA Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such Spanish AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such Spanish AAA Select Component; and (B) zero.
“Spanish Class B Baseline Advance Rate” means, with respect to each Spanish AAA Select Component, the percentages agreed between the Issuer and the Class B Noteholders at the time the Class B Notes are first issued, which agreed percentages for the avoidance of doubt shall not require the consent of the Class A Noteholders.
“Spanish Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Spanish Class B Blended Advance Rate Weighting Numerator and the denominator of which is the Spanish Class B Blended Advance Rate Weighting Denominator, in each case as of such date.
“Spanish Class B Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Spanish AAA Select Component, in each case as of such date.

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“Spanish Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Spanish AAA Select Component equal to the product of such Spanish AAA Select Component and the Spanish Class B Adjusted Advance Rate with respect to such Spanish AAA Select Component, in each case as of such date.
“Spanish Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the Spanish Security.
“Spanish Collection Account” means the collection account in the name of Spanish FleetCo into which Spanish Collections shall be deposited.
“Spanish Collections” means all payments on or in respect of the Spanish Collateral.
“Spanish Commitment Termination Date” means 1 October 2048.
“Spanish Daily Collection Report” has the meaning specified in Sub-Clause 5.1(a) (Daily Collection Reports) of the Spanish Facility Agreement.
“Spanish Daily Interest Allocation” means, on each Spanish Deposit Date, an amount equal to the aggregate amount of Spanish Interest Collections deposited into the Spanish Transaction Account on such date.
“Spanish Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:

(a)	the product of (i) the Spanish Note Rate for such Interest Period and (ii) the Spanish Note Principal Amount as of the close of business on such date; divided by

(b)	30.
“Spanish Daily Principal Allocation” means, on each Spanish Deposit Date, an amount equal to the aggregate amount of Spanish Principal Collections deposited into the Spanish Transaction Account on such date.
“Spanish Decrease” has the meaning specified in Sub-Clause 2.4 (Procedure for Decreasing the Spanish Note Principal Amount) of the Spanish Facility Agreement.
“Spanish Deposit Date” has the meaning specified in Sub-Clause 7.1 (Allocations with Respect to the Spanish Note) of the Spanish Facility Agreement.
“Spanish Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by Spanish FleetCo in respect of the Spanish Vehicles for which the Disposition Date has not occurred as of such date.
“Spanish Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Spanish FleetCo in respect of the Spanish Vehicles, as of such date by all Investment Grade Manufacturers.
“Spanish Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by Spanish FleetCo in respect of the Spanish Vehicles for which the Disposition Date has not occurred as of such date.

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“Spanish Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Spanish FleetCo in respect of the Spanish Vehicles, as of such date by all Non-Investment Grade (High) Manufacturers.
“Spanish Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to Spanish FleetCo in respect of the Spanish Vehicles, as of such date by all Non-Investment Grade (Low) Manufacturers.
“Spanish Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by Spanish FleetCo in respect of the Spanish Vehicles for which the Disposition Date has not occurred as of such date.
“Spanish Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by Spanish FleetCo in respect of the Spanish Vehicles and for which the Disposition Date has not occurred as of such date.
“Spanish Eligible Vehicles” means the Eligible Vehicles owned by Spanish FleetCo in respect of the Spanish Vehicles.
“Spanish Enforcement Notice” has the meaning specified in Sub-Clause 6.1 (Spanish Enforcement Notice) of the Spanish Security Trust Deed.
“Spanish Facility Agreement” means the VFN issuance facility agreement entered into between Spanish FleetCo, the Spanish Noteholder and the Spanish Security Trustee dated on or about the Signing Date.
“Spanish FleetCo” means Stuurgroep Fleet (Netherlands) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated and existing under Dutch law, with its corporate seat in Amsterdam, the Netherlands, having its registered address at Siriusdreef 62, 2132 WT Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34275100. Stuurgroep Fleet (Netherlands) B.V. is acting through its Spanish branch, STUURGROEP FLEET (NETHERLANDS) B.V., SUCURSAL EN ESPAÑA, whose registered office is at calle Jacinto Benavente, 2, Edificio B, 3ª planta, Las Rozas de Madrid, Madrid (Spain) and registered with the Commercial Registry of Madrid under Volume 37748, Book M-672439, Folio 1.
“Spanish Initial Principal Amount” means €178,226,305.33.
“Spanish Interest Collections” means on any date of determination, all Spanish Collections which represent payments of Monthly Variable Rent under the Spanish Master Lease plus any amounts earned on Permitted Investments in the Spanish Collection Account that are available for distribution on such date.
“Spanish Leasing Company Amortization Event” has the meaning given to it in Sub-Clause 10.1 of the Spanish Facility Agreement.
“Spanish Legal Final Payment Date” means the one-year anniversary of the Spanish Commitment Termination Date.
“Spanish Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) Spanish FleetCo, the Spanish Liquidation Co-ordinator and the Spanish Security Trustee dated on or about the Signing Date.

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“Spanish Liquidation Co-ordinator” means KPMG LLP.
“Spanish Manufacturer Receivables” means the Manufacturer Receivables owing to Spanish FleetCo in respect of Spanish Vehicles only.
“Spanish Master Lease” means the Spanish Master Lease and Servicing Agreement, dated on or about the Signing Date between, among others, Spanish FleetCo, as lessor thereunder and Spanish OpCo, as lessee and servicer.
“Spanish Master Lease Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 of the Spanish Master Lease.
“Spanish Maximum Principal Amount” means €500,000,000, as such amount may be increased or reduced from time to time pursuant to written agreement between the Spanish Noteholder and Spanish FleetCo, provided that no such reduction shall cause the Spanish Maximum Principal Amount to be less than the Spanish Note Principal Amount.
“Spanish Minimum Profit Amount” means, on an annual basis, an amount equal to five per cent. (5%) of Spanish Servicing Fee payable under the Spanish Master Lease as the local GAAP profit before tax.
“Spanish Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the Spanish Administration Agreement.
“Spanish Monthly Collateral Certificate” has the meaning specified in Sub-Clause 5.1(d) (Spanish Monthly Collateral Certificate) of the Spanish Facility Agreement.
“Spanish Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of:

(a)	the Spanish Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)
all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this paragraph (b) at the Spanish Note Rate).

“Spanish Monthly Servicing Certificate” has the meaning specified in Sub-Clause 5.1(c)(Monthly Servicing Certificate) of the Spanish Facility Agreement.
“Spanish Monthly Servicing Fee” has the meaning specified in Clause 6.6 (Servicer’s Monthly Fee) of the Spanish Master Lease.
“Spanish Note Framework Agreement” means the note framework agreement entered into between Spanish FleetCo and the Spanish Security Trustee dated on or about the Signing Date.
“Spanish Net VAT Receivables” means the Net VAT Receivables owing to Spanish FleetCo.
“Spanish Note Principal Amount” means, when used with respect to any date, an amount equal to the result of: (i) the Spanish Initial Principal Amount, plus (ii) the principal amount of the portion of all Spanish Advances funded by the Spanish Noteholder on or prior to such date, minus (iii) the amount of principal payments (whether pursuant to a Spanish Decrease, a redemption or otherwise) made to such Spanish Noteholder pursuant to the Spanish Facility Agreement.
“Spanish Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the Spanish Percentage of the Carrying Charges payable by the

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Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to Spanish FleetCo (based on the Spanish Class A Blended Advance Rate).
“Spanish Note Register” has the meaning specified in Sub-Clause 2.6 (Spanish Note Register) of the Spanish Note Framework Agreement.
“Spanish Note Repurchase Amount” means, as of any date of determination, the sum of the Spanish Note Principal Amount plus all accrued and unpaid interest thereon and any fees in respect thereof then due and payable to the Spanish Noteholder.
“Spanish Noteholder” means the Issuer.
“Spanish Notes” means each variable funding rental car asset backed note issued by Spanish FleetCo pursuant to and in accordance with the Spanish Note Framework Agreement and the Spanish Facility Agreement.
“Spanish OpCo” means Hertz de España, S.L., a limited liability company incorporated and existing under the laws of the Kingdom of Spain, wih registered office at calle Jacinto Benavente 2, Edificio B, 3ª planta, Las Rozas, Madrid (Spain) and Spanish Tax Id number B-28121549.
“Spanish Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Spanish Note Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount and the Spanish Note Principal Amount, in each case as of such date.
“Spanish Potential Leasing Company Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a Spanish Leasing Company Amortization Event.
“Spanish Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 5.4 (Reliance on Prior Work Product) of the Spanish Back-Up Administration Agreement.
“Spanish Pledge over Credit Rights” means the public deed of pledge over credit rights dated on or around the Signing Date between Spanish FleetCo as Pledgor and the Spanish Security Trustee.
“Spanish Pledge over VAT Receivables” means the public deed of pledge over credit rights arising from VAT Receivables dated on or around the Signing Date between Spanish FleetCo as Pledgor and the Spanish Security Trustee.
“Spanish Principal Collections” means any Spanish Collections other than Spanish Interest Collections.
“Spanish Priority of Payments” means the priority of payments applicable to the payments owed by Spanish FleetCo under the Spanish Related Documents set out in Sub-Clauses 7.4 (Application of Spanish Interest Collections) and 7.5 (Application of Spanish Principal Collections) of the Spanish Facility Agreement.
“Spanish Registrar” means the Spanish Administrator.
“Spanish Related Document Actions” has the meaning specified in Sub-Clause 9.23(c) (Actions under the Spanish Related Documents and Manufacturer Programs) of the Spanish Facility Agreement.
“Spanish Related Documents” means, collectively, the Spanish Facility Agreement, the Spanish Note Framework Agreement, the Spanish Administration Agreement, the Spanish Back-Up Administration Agreement, the Spanish Liquidation Co-ordination Agreement, the Spanish Security

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Documents, the Spanish Master Lease, the Spanish Third Party Holding Agreement, the Spanish Transfer Agreement, the Tax Deed of Covenant and any other agreements relating to the issuance or the purchase of the Spanish Notes.
“Spanish Repeating Representations” means the representations and warranties of Spanish FleetCo set out in Clause 8 (Representations and Warranties) of the Spanish Facility Agreement save for: (i) Sub-Clause 8.3 (No Consent); (ii) Sub-Clause 8.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 8.20 (Stamp Taxes); (iv) Sub-Clause 8.21 (Capitalisation); (v) Sub-Clause 8.22 (No Distributions); and (vi) Sub-Clause 8.23 (Beneficial Owner).
“Spanish Repurchase Date” has the meaning given to it in Sub-Clause 11.1 (Optional Redemption of the Spanish Note) of the Spanish Facility Agreement.
“Spanish Secured Obligations” means the aggregate of Spanish FleetCo’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the Spanish Secured Parties:

(a)	whether actually or contingently; or

(b)	whether presently due or falling due at some future time,
arising under the Spanish Related Documents and the Spanish Note, whether solely or jointly with another person, whether as principal or surely and whether or not the Spanish Secured Parties shall have been an original party to the relevant transaction and in whatever currency denominated.
“Spanish Secured Party” means each of the Parties listed at Schedule 1 (Spanish Secured Parties) to the Spanish Security Trust Deed.
“Spanish Security” means the security interests granted to the Spanish Security Trustee pursuant to the Spanish Security Documents.
“Spanish Security Documents” means the Spanish Security Trust Deed, the Spanish Vehicle Pledge Agreement, the Spanish Bank Account Pledge Agreement, the Spanish Pledge over Credit Rights, the Spanish Pledge over VAT Receivables, the Spanish Third Party Holding Agreement and the Dutch Shares Pledge.
“Spanish Security Trust Deed” means the security trust deed dated on or about the Signing Date entered into between the Issuer Security Trustee, the Spanish Security Trustee, Spanish FleetCo and the Spanish Secured Parties named therein.
“Spanish Security Trustee” means BNP Paribas Trust Corporation UK Limited.
“Spanish Servicer” means Hertz de España, S.L., in its capacity as servicer under the Spanish Master Lease.
“Spanish Servicing Fee” means €400,000 per annum or such other adjusted amount notified to the Lessor by the Spanish Servicer based on the reasonable costs and expenses incurred in connection with the provision of services in accordance with the Spanish Master Lease.
“Spanish Supplemental Documents” means the Lease Vehicle Acquisition Schedules, the Intra-Lease Lessee Transfer Schedules and any other related documents attached to the Spanish Master Lease, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute Spanish Collateral.
“Spanish Third Party Holder” means Hertz de España, S.L.

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“Spanish Third Party Holding Agreement” means the Spanish third party holding agreement dated on or around the Signing Date entered into by the Spanish Security Trustee and the Spanish Third Party Holder.
“Spanish Transaction Account” means the transaction account in the name of Spanish FleetCo from which withdrawals are made in accordance with Clause 7 (Applications and Distributions) of the Spanish Facility Agreement.
“Spanish Transfer Agreement” means the sale and purchase agreement dated on or around the Signing Date entered into by the Spanish Third Party Holder and Spanish FleetCo.
“Spanish Transfer Date” has the meaning specified in Sub-Clause 3.1 (Transfer of Administrative Obligations) of the Spanish Back-Up Administration Agreement.
“Spanish Vehicle Pledge Agreement” means the Spanish vehicle pledge agreement dated on or around the Signing Date entered into between Spanish FleetCo as Pledgor, the Spanish Security Trustee and the Spanish Third Party Holder.
“Spanish Vehicle Documents” means the registration documents, keys and spare keys to the Spanish Vehicles.
“Spanish Vehicles” means all Vehicles owned by Spanish FleetCo and which are leased pursuant to the Spanish Master Lease (which, for the avoidance of doubt, excludes any Dutch Vehicles).

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2	PRINCIPLES OF INTERPRETATION AND CONSTRUCTION
2.1    Knowledge
References in any Related Document to the expression “so far as a person is aware” or “to the best of the knowledge, information and belief of a person” or any similar expression in respect of any matter shall be deemed to refer to the actual knowledge of senior officers of the person, together with the knowledge which such persons could have had if they had made all reasonable enquiries.
Subject to the provisions of the Issuer Security Trust Deed, Dutch Security Trust Deed, French Security Trust Deed, German Security Trust Deed and Spanish Security Trust Deed relating to the awareness of certain events by the Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee, as the case may be, the Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee are taken not to be aware of anything until an officer or employee of the Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee, as the case may be (or a related entity of the Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee, as the case may be), having day to day responsibility for the administration or management of the transactions contemplated by the Related Documents has actual knowledge of sufficient facts to ascertain that thing.
2.2    Interpretation
Any reference in any Related Document to:

(a)	a “Related Document” or any other agreement or instrument is a reference to that Related Document, or other agreement or instrument as amended, novated, supplemented, extended, restated or replaced;

(b)	an “asset” includes present and future reserves and property;

(c)
“continuing”, means, in relation to a Liquidation Event, Amortization Event, Issuer Administrator Default, FleetCo Administrator Default, Manufacturer Event of Default, Lease Event of Default, Subordinated Note Event of Default, Dutch Master Lease Payment Default, French Master Lease Payment Default, German Master Lease Payment Default, Spanish Master Lease Payment Default, Servicer Termination Event or any Potential Amortization Event, such circumstance or event has occurred and has not been remedied or waived;

(d)
“including” shall be construed as a reference to “including without limitation”, so that any list of items or matters appearing after the word “including” shall be deemed not to be an exhaustive list, but shall be deemed rather to be a representative list, of those items or matters forming a part of the category described prior to the word “including”;

(e)
a “law” shall be construed as any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, bye law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court, in each case, as amended, modified, codified, re-enacted or replaced, in whole or in part, and in effect from time to time;

(f)	a “month” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month except that:

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(i)
if any such numerically corresponding day is not a Business Day, such period shall end on the immediately succeeding Business Day to occur in that next succeeding calendar month or, if none, it shall end on the immediately preceding Business Day; and

(ii)	if there is no numerically corresponding day in that next succeeding calendar month, that period shall end on the last Business Day in that next succeeding calendar month, and references to “months” shall be construed accordingly;

(g)	“principal” shall, where applicable, include premium;

(h)
“repay”, “redeem” and “pay” shall each include both of the others and “repaid”, “repayable” and “repayment”, “redeemed”, “redeemable” and “redemption” and “paid”, “payable” and “payment” shall be construed accordingly;

(i)
a “successor” of any party shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of the jurisdiction of incorporation or domicile of such party has assumed the rights and obligations of such party under any document or to which, under such laws, such rights and obligations have been transferred;

(j)
a “wholly owned subsidiary” of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company’s or corporation’s wholly owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly owned subsidiaries;

(k)	“Euro”, “Euros”, “EUR” or “€” is a reference to the official currency of the European Union;

(l)	“Sterling”, “pounds”, “GBP” or “£” is a reference to the official currency of the United Kingdom;

(m)	the “date hereof” is a reference to the original date of the Related Document; and

(n)	a Person include such Person’s permitted successors and assigns.
2.3    Other agreements
Any reference to the Master Definitions and Constructions Agreement or any other agreement or document shall be construed as a reference to the Master Definitions and Constructions Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, modified, varied, novated, supplemented or replaced.
2.4    Statutes and Treaties
Any reference to a statute or treaty shall be construed as a reference to such statute or treaty as the same may have been, or may from time to time be, amended or, in the case of a statute, re-enacted.
2.5    Schedules
Any Schedule of, or Annex or Exhibit to a Related Document forms an integral and essential part of such agreement and shall have the same force and effect as if the provisions of such Schedule, Annex or Exhibit were set out in the body of such Related Document. Any reference to a Related Document shall include any such Schedule, Annex or Exhibit.

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2.6    Headings
Clause, Part, Schedule, Paragraph and Clause headings and any tables of contents are for ease of reference only and shall not affect the construction of any Related Document and shall in no way modify or restrict any of the terms or provisions of any Related Document.
2.7    Clauses
Except as otherwise specified in a Related Document, reference in a Related Document to:

(a)	a “Clause” shall be construed as a reference to a Clause of such document;

(b)	a “Sub-Clause” shall be construed as a reference to a Sub-Clause of such document;

(c)	a “Part” shall be construed as a reference to a Part of such document;

(d)	a “Schedule” shall be construed as a reference to a Schedule of such document;

(e)	a “Paragraph” shall be construed as a reference to a Paragraph of a Schedule of such document; and

(f)	“this Agreement” or “this Deed”, as the case may be, shall be construed as a reference to such document together with any Schedules thereto.
2.8    Number
Save where the context otherwise requires, words importing the singular number include the plural and vice versa.
2.9    Time of the Essence; Time of Day
Any date or period specified in any document may be postponed or extended by mutual agreement between the applicable parties, but as regards any date or period originally fixed or so postponed or extended, time shall be of the essence. Reference to any time of day is a reference to such time in London unless otherwise stated.
2.10    Spelling Conventions
For the avoidance of doubt, any words importing an American English spelling variety shall have the same meaning and legal effect as though the British English spelling variety had been used.
2.11    Validity
If any obligations of a party to a Related Document or provisions of a Related Document are subject to or contrary to any mandatory principles of applicable law, compliance with such obligations and/or provisions of the Related Document shall be deemed to be subject to such mandatory principles (or waived) to the extent necessary to be in compliance with such law.
Notwithstanding any term of any Related Document, the consent of any Person who is not a party hereto is not required to rescind or vary this Master Definitions and Constructions Agreement at any time.
2.12    Non-Petition – Regency Assets DAC
Notwithstanding anything to the contrary herein or in any Issuer Related Document to which Regency Assets DAC (“Regency”) is expressed to be a party, each party to this Agreement hereby agrees with

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and acknowledges to Regency, that neither it nor any person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to Regency until the date following two years and one day after all notes and commercial paper issued by Regency have been redeemed in full and all of Regency’s obligations and liabilities (whether actual or contingent) arising or incurred under or in connection with its asset-backed commercial paper programme or any other notes programme established by it have been discharged in full.
2.13    Enforcement under French Law Related Documents
Unless otherwise required in the relevant French Law Related Document, in accordance with article 1344 of the French Code civil, the parties to any French Law Related Document agree that no formal notice (mise en demeure) shall be served by a party to another party before exercising any of its rights or legal remedies under this French Law Related Document. In particular, with respect to any payment obligation, the debtor of such payment obligation shall be due to pay when such payment obligation is due and payable and no formal notice to pay shall be served beforehand in this respect.
2.14    Limited Recourse – Regency Assets DAC
Notwithstanding any other provision of this Agreement, each party hereto agrees and acknowledges with Regency that:

(a)
it will only have recourse in respect of any amount, claim or obligation due or owing to it by Regency (the “Claims”) to the extent of available funds pursuant to Regency’s programme documents in respect of its USD$20,000,000,000 asset-backed commercial papers notes issuance programme (the “Programme Documents”) subject to and in accordance with the terms thereof and after all other prior ranking claims in respect thereof have been satisfied and discharged in full;

(b)
following the application of funds following enforcement of the security interests created over Regency’s assets under the relevant Programme Documents, subject to and in accordance with the provisions relating to the application of funds specified therein, Regency will have no assets available for payment of its obligations under such documents and this Agreement other than as provided for pursuant to the Programme Documents and any Claims will accordingly be extinguished to the extent of any shortfall; and

(c)	the obligations of Regency under the Programme Documents and this Agreement will not be obligations or responsibilities of, or guaranteed by, any other person or entity.
2.15    Corporate Obligation – Regency Assets DAC
Notwithstanding any other provision of this Agreement, no recourse under any obligation, covenant or agreement of Regency contained in this Agreement shall be had against any shareholder, member, officer, director, employee or agent of Regency, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of Regency, and that no personal liability shall attach to or be incurred by the shareholders, members, officers, directors, employees or agency of Regency, as such, or any of them under or by reason of any of the obligations, covenants or agreements of Regency contained in this Agreement or implied therefrom and that any and all personal liability for breaches by Regency of any of such obligations, covenants or agreements, either at law or by statute or constitution of every such shareholder, member, officer, director, employee or agent is hereby expressly waived as a condition of an in consideration for the execution of this Agreement.
The provisions of Sub-Clauses 2.12 (Non-Petition – Regency Assets DAC), 2.13 (Limited Recourse – Regency Assets DAC) and 2.14 (Corporate Obligation – Regency Assets DAC) shall survive the termination of this Agreement.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

2.16    Non-Petition – Gresham Receivables (No. 32) UK Limited
Notwithstanding anything to the contrary herein or in any Issuer Related Document to which Gresham Receivables (No. 32) UK Limited (“Gresham”) is expressed to be a party, each party to this Agreement hereby agrees with and acknowledges to Gresham, that neither it nor any person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to Gresham until the date following two years and one day after all notes and commercial paper issued by Gresham (or the Person(s) issuing notes and commercial paper as part of a conduit arrangement with Gresham) have been redeemed in full and all of Gresham’s obligations and liabilities (whether actual or contingent) arising or incurred under or in connection with such asset-backed commercial paper programme or any other notes programme established by it have been discharged in full.
2.17    Limited Recourse – Gresham Receivables (No. 32) UK Limited
Notwithstanding any other provision of this Agreement, each party hereto agrees and acknowledges with Gresham that:

(a)
it will only have recourse in respect of any amount, claim or obligation due or owing to it by Gresham (the “Claims”) to the extent of available funds pursuant to the asset-backed commercial paper notes issuance programme (the “Programme Documents”) of which Gresham is a part subject to and in accordance with the terms thereof and after all other prior ranking claims in respect thereof have been satisfied and discharged in full;

(b)
following the application of funds following enforcement of the security interests created over Gresham’s assets under the relevant Programme Documents, subject to and in accordance with the provisions relating to the application of funds specified therein, Gresham will have no assets available for payment of its obligations under such documents and this Agreement other than as provided for pursuant to the Programme Documents and any Claims will accordingly be extinguished to the extent of any shortfall; and

(c)	the obligations of Gresham under the Programme Documents and this Agreement will not be obligations or responsibilities of, or guaranteed by, any other person or entity.
2.18    Corporate Obligation – Gresham Receivables (No. 32) UK Limited
Notwithstanding any other provision of this Agreement, no recourse under any obligation, covenant or agreement of Gresham contained in this Agreement shall be had against any shareholder, member, officer, director, employee or agent of Gresham, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of Gresham, and that no personal liability shall attach to or be incurred by the shareholders, members, officers, directors, employees or agency of Gresham, as such, or any of them under or by reason of any of the obligations, covenants or agreements of Gresham contained in this Agreement or implied therefrom and that any and all personal liability for breaches by Gresham of any of such obligations, covenants or agreements, either at law or by statute or constitution of every such shareholder, member, officer, director, employee or agent is hereby expressly waived as a condition of an in consideration for the execution of this Agreement.
2.19    Non-Petition – Matchpoint Finance Plc
Each party agrees that it shall not institute against, or join any Person in instituting against, Matchpoint Finance plc (“Matchpoint”) any bankruptcy, examinership, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any bankruptcy or similar law of any jurisdiction, for two (2) years and one day after (i) the latest maturing commercial paper note of any series (as set out in the Programme Documents (as defined below) of Matchpoint) or (ii) the latest maturing

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

medium term note of Matchpoint, if any, is paid in full. This Clause shall survive termination of this Agreement and the termination of each Transaction Document to which Matchpoint is a party to
2.20    Limited Recourse – Matchpoint Finance Plc
The obligations of Matchpoint under this Agreement are solely the corporate obligations of Matchpoint and are payable solely to the extent of available funds pursuant to the Programme Documents. No recourse shall be had for the payment of any amount owing by Matchpoint under this Agreement or for the payment by Matchpoint of any fee in respect hereof or any other obligation or claim of or against Matchpoint arising out of or based upon this Agreement, against any employee, director, officer, member, manager or affiliate of Matchpoint; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might have as a result of fraudulent acts or omissions committed by them. Each party agrees that Matchpoint shall be liable for any claims that it may have against Matchpoint only to the extent that Matchpoint has funds available for such purpose in accordance with the programme documents in respect of its Euro 10,000,000,000 asset-backed commercial paper notes issuance programme (“Programme Documents”) and that, to the extent that any such claims remain unpaid after the application of such funds in accordance with the Programme Documents such claims shall be extinguished. The provisions of this Clause 2.19 will survive the termination of this Agreement and the termination of each Transaction Document to which Matchpoint is a party.
2.21    Limited Recourse and Non-Petition – Sheffield Receivables Company LLC

(a)
No recourse under any obligation, covenant, or agreement of Sheffield Receivables Company LLC (“Sheffield”) contained in this Agreement, or any other document entered into by Sheffield in connection herewith or therewith shall be had against any partner, shareholder, shareholder, officer, agent or director of Sheffield, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement and each such other document is a corporate obligation of Sheffield and no personal liability shall attach to or be incurred by the partners, shareholders, officers, agents or directors of Sheffield as such, or any of them, under or by reason of any of the obligations, covenants or agreements of Sheffield contained in this Agreement or any other such document, or implied therefrom, and that any and all personal liability for breaches by Sheffield of any of such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of every such partner, shareholder, officer, agent or director is hereby expressly waived by the parties to this Agreement as a condition of and consideration for the execution of this Agreement.

(b)
Each party hereto (other than Sheffield with respect to itself) hereby agrees that with respect to Sheffield, at any time from the date of this Agreement to the date which is one year and one day after the later of (i) the Legal Final Payment Date; and (ii) repayment in full of all Advances advanced by Sheffield, it will not institute against, or join any other person or entity in instituting against Sheffield any bankruptcy, reorganisation, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of England and the United States, any state of the United States or any other jurisdiction with authority over Sheffield or any or all of its assets.

2.22    Non-Petition – Irish Ring Receivables Purchaser Designated Activity Company
Notwithstanding anything to the contrary herein or in any Issuer Related Document to which Irish Ring Receivables Purchaser Designated Activity Company (“Irish Ring”) is expressed to be a party, each party to this Deed hereby agrees with and acknowledges to Irish Ring, that neither it nor any person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to Irish Ring until the date following two years and one day after all notes and commercial paper issued by Irish Ring (or the Person(s) issuing notes and commercial paper as part of a conduit arrangement with Irish Ring) have been redeemed in full

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

and all of Irish Ring’s obligations and liabilities (whether actual or contingent) arising or incurred under or in connection with such asset-backed commercial paper programme or any other notes programme established by it have been discharged in full.
2.23    Limited Recourse – Irish Ring Receivables Purchaser Designated Activity Company
Notwithstanding any other provision of this Deed, each party hereto agrees and acknowledges with Irish Ring that:

(a)
it will only have recourse in respect of any amount, claim or obligation due or owing to it by Irish Ring (the “Claims”) to the extent of available funds pursuant to the asset-backed commercial paper notes issuance programme (the “Programme Documents”) of which Irish Ring is a part subject to and in accordance with the terms thereof and after all other prior ranking claims in respect thereof have been satisfied and discharged in full;

(b)
following the application of funds following enforcement of the security interests created over Irish Ring’s assets under the relevant Programme Documents, subject to and in accordance with the provisions relating to the application of funds specified therein, Irish Ring will have no assets available for payment of its obligations under such documents and this Agreement other than as provided for pursuant to the Programme Documents and any Claims will accordingly be extinguished to the extent of any shortfall; and

(c)	the obligations of Irish Ring under the Programme Documents and this Agreement will not be obligations or responsibilities of, or guaranteed by, any other person or entity.
2.24    Corporate Obligation – Irish Ring Receivables Purchaser Designated Activity Company
Notwithstanding any other provision of this Deed, no recourse under any obligation, covenant or agreement of Irish Ring contained in this Agreement shall be had against any shareholder, member, officer, director, employee or agent of Irish Ring, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of Irish Ring, and that no personal liability shall attach to or be incurred by the shareholders, members, officers, directors, employees or agency of Irish Ring, as such, or any of them under or by reason of any of the obligations, covenants or agreements of Irish Ring contained in this Deed or implied therefrom and that any and all personal liability for breaches by Irish Ring of any of such obligations, covenants or agreements, either at law or by statute or constitution of every such shareholder, member, officer, director, employee or agent is hereby expressly waived as a condition of an in consideration for the execution of this Deed.
2.25    Limited Recourse and Non-Petition – Managed and Enhanced Tap (Magenta) Funding S.T.
Each of the parties hereto (other than the Replacement VFN Noteholder) acting for itself hereby acknowledges and agrees that:

(a)
all sums due or owing to any party from or by the Replacement VFN Noteholder hereunder shall be payable by the Replacement VFN Noteholder in accordance with the Compartment Order of Priority, and provided that all liabilities of the Replacement VFN Noteholder required to be paid in priority thereto and a pro rata amount of all amounts to be paid pari passu therewith pursuant to the Compartment Order of Priority, have been paid, discharged and/or otherwise provided for in full;

(b)	it shall not be entitled to take any steps or proceedings which would result in the Compartment Order of Priority not being observed;

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

(c)	it shall not to take any action or proceedings against the Replacement VFN Noteholder to recover any amounts payable by the Replacement VFN Noteholder to it hereunder;

(d)
pursuant to article L. 214-175-III of the French Code monétaire et financier, any claim it may have against the Replacement VFN Noteholder subject to the Compartment Order of Priority and any statutory priority of payment; and

(e)
pursuant to article L.214-175-III of the French Code monétaire et financier, neither the Compartment nor Managed and Enhanced Tap (Magenta) Funding S.T. is subject to the provisions of Book VI of the French Code de commerce relating to insolvency proceedings.

Where:
“Compartment Order of Priority” means the following order of priority, with no sum being applied to an item with a lower ranking in the order of priority until all items with a higher ranking have been paid in full:

i.
Firstly: on a pro rata and pari passu basis, (i) to transfer to the ABCP Programme Account (as defined in the Common Terms Agreement) such amounts as are required to pay or to provide for the pro rata share of ABCP Programme Expenses (as defined in the Common Terms Agreement) allocated to the Replacement VFN Noteholder, as determined by the Calculation Agent (as defined in the Common Terms Agreement), and (ii) to pay or to provide for any commitment fees under any Transaction Specific Liquidity Facility Agreement entered into by the Replacement VFN Noteholder;

ii.	Secondly: to the payment or the provisioning on a pro rata and pari passu basis of the following:

1.
to transfer to the ABCP Programme Account such amounts as are required to finance the amounts due (whether in respect of interest capital or discount) under the CP Notes (as defined in the Common Terms Agreement) issued by Managed and Enhanced Tap (Magenta) Funding S.T. to re-finance the Replacement VFN Noteholder as determined by the Calculation Agent;

2.	the payment of the subscription price of the applicable VFN by the Replacement VFN Noteholder;

3.
the payment of the principal and interest amounts of any advances made available to the Replacement VFN Noteholder under Transaction Specific Liquidity Facilities (as defined in the Common Terms Agreement) which are due to be paid on such day and were drawn under the circumstances set out in Clauses 6.2.1 or 6.2.2 of the ABCP Programme Master Framework Agreement (as defined in the Common Terms Agreement); and

4.
to the Repo Counterparty (as defined in the Common Terms Agreement), the amounts (if any) due under a Repo Agreement (as defined in the Common Terms Agreement) in respect of the Repurchase Price of Eligible Assets (as such terms are defined in the Common Terms Agreement).

iii.	Thirdly: to pay or to provide for any increased costs under any Transaction Specific Liquidity Facility Agreement entered into by the Replacement VFN Noteholder;

iv.	Fourthly: on any date other than the date the Replacement VFN Noteholder is liquidated, any surplus funds shall be paid to the ABCP Programme Account; and

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

v.	Fifthly: on the date the Replacement VFN Noteholder is liquidated, any surplus funds shall be distributed to the shareholders.
“Common Terms Agreement” means the agreement entitled “Definitions, Interpretation     and Common Terms Agreement” entered into on 12 March 2010 between Managed and Enhanced Tap (MAGENTA) Funding S.T., Eurotitrisation and Natixis, as amended from time to time.
“Transaction Specific Liquidity Facility Agreement” means the facility agreement entered     into by the Acceding Senior Noteholder with Natixis as liquidity bank for an amount of EUR 117,300,000.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

3    NOTICES
Any notice or communication by any party hereto to another, whether pursuant to any Related Document or for any purpose that is otherwise ancillary to such Related Document, shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), e-mail, facsimile (other than in the case of the Issuer Security Trustee or any FleetCo Security Trustee) or overnight air courier guaranteeing next day delivery to the relevant address listed below:
Issuer and FCT Noteholder:
INTERNATIONAL FLEET FINANCING NO.2 B.V.
Address:    Fourth Floor
3 George’s Dock
IFSC
Dublin 1, Ireland
Telephone:    +353 1 612 5555
Fax:        +353 1 612 5550
Email:        ireland@wilmingtontrust.com

Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer:
HERTZ AUTOMOBIELEN NEDERLAND B.V.
Address:    Siriusdreef 62, 2132
WT Hoofddorp
The Netherlands
Email:        bdavies@hertz.com/fbagchi@hertz.com
Attention:    Bryn Davies / Falguni Bagchi

Dutch FleetCo and Dutch Lessor:
STUURGROEP FLEET (NETHERLANDS) B.V.
Address:    Siriusdreef 62, 2132
WT Hoofddorp
The Netherlands
Email:        bdavies@hertz.com/fbagchi@hertz.com
Attention:    Bryn Davies / Falguni Bagchi

With a copy to the board of directors:
INTERTRUST MANAGEMENT B.V.
Address:    Prins Bernhardplein 200
1097 JB Amsterdam
The Netherlands
Telephone:    +31 20 521 4777
Fax:        +31 20 521 4832
Email:        NL-dutchfleetco@intertrustgroup.com
Attention:    Floor Coomans-Piscaer and Kristina Adamovich

French OpCo, French Lessee, French Administrator and French Servicer:
HERTZ FRANCE S.A.S.
Address:    1/3 avenue Westphalie, Immeuble Futura 3
78180 Montigny Le Bretonneux
France
Email:        bdavies@hertz.com/fbagchi@hertz.com
Attention:    Bryn Davies / Falguni Bagchi

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

French FleetCo and French Lessor:
RAC FINANCE S.A.S.
Address:    172 avenue Marcel Dassault
60000 Beauvais
France
Email:        bdavies@hertz.com/fbagchi@hertz.com
Attention:    Bryn Davies / Falguni Bagchi

With a copy to:
TMF France Management SARL, President
yvette.van.loon@TMF-Group.com

Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer:
HERTZ DE ESPANA SL
Address:    Calle Jacinto Benavente, 2, Edificio B, 3ª planta
Las Rozas de Madrid, Madrid
Spain
Telephone:    +34 91 509 73 00
Email:        nuria.serrano@hertz.com; bdavies@hertz.com; fbagchi@hertz.com
Attention:    Nuria Serrano Gómez / Bryn Davies / Falguni Bagchi

Spanish FleetCo and Spanish Lessor:
STUURGROEP FLEET (NETHERLANDS) B.V., SPANISH BRANCH
Address:    Calle Jacinto Benavente, 2, Edificio B, 3ª planta
Las Rozas de Madrid, Madrid
Spain
Telephone:    +34 91 509 73 00
Email:        mporrero@hertz.com; bdavies@hertz.com; fbagchi@hertz.com
Attention:    Maria José Porrero Valor / Bryn Davies / Falguni Bagchi

With a copy to the board of directors:
INTERTRUST MANAGEMENT B.V.
Address:    Prins Bernhardplein 200
1097 JB Amsterdam
The Netherlands
Telephone:    +31 20 521 4777
Fax:        +31 20 521 4832
Email:        NL-dutchfleetco@intertrustgroup.com
Attention:    Floor Coomans-Piscaer and Kristina Adamovich

German FleetCo and German Lessor:
HERTZ FLEET LIMITED
Address:    Hertz Europe Service Centre
Swords Business Park, Swords, Co. Dublin
Ireland
Telephone:    00353 1 649 2000
Fax:        00353 1 649 2649
Email:        bdavies@hertz.com / fbagchi@hertz.com
Attention:    Bryn Davies / Falguni Bagchi

With a copy to:
Ireland@WilmingtonTrust.com / GSL@algoodbody.com

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

Attention: The Directors

German OpCo, German Lessee, German Administrator and German Servicer:
HERTZ AUTOVERMIETUNG GMBH
Address:    Ludwig-Erhard-Strasse 12,
65760 Eschborn,
Germany
Email:        bdavies@hertz.com/fbagchi@hertz.com
Attention:    Bryn Davies/Falguni Bagchi

Issuer Security Trustee and FleetCo Security Trustee:
BNP PARIBAS TRUST CORPORATION UK LIMITED
Address:    10 Harewood Avenue
London NW1 6AA
United Kingdom
Fax:        +44 (0) 20 7595 5078
Email:        trustee.london@bnpparibas.com

FCT Management Company:
EUROTITRISATION
Address:    12 rue James Watt
93200 Saint Denis
France
Telephone:    +33 1 74 73 04 74
Facsimile:    +33 1 74 73 04 51
Email:    fctyellowcar@eurotitrisation.fr
Attention:    FCT Manager

FCT Custodian:
BNP PARIBAS SECURITIES SERVICES
Address:     ACI: CKA02B1
3, 5, 7 rue Général Compans
93500 Pantin
Telephone:     +33 (0) 1 42 98 56 04 /+33 (0) 1 42 98 75 07
Email:         paris_bp2s_fdo_titrisation@bnpparibas.com
Attention:     FCT Yellow CAR

FCT Registrar:
BNP PARIBAS SECURITIES SERVICES
Address:    3, 5, 7 rue Général Compans
93500 Pantin
Email:        paris_bp2s_support_clients_fcpr_opci@bnpparibas.com
Attention:    Clients FCPR OPCI

FCT Paying Agent:
BNP PARIBAS SECURITIES SERVICES
Address:    AFS-FCPR-FCPI processing
9, rue du débarcadère
93500 Pantin
E-mail:         PARIS_BP2S_SUPPORT_CLIENTS_FCPR_OPCI@bnpparibas.com
Attention:     FCT Yellow CAR

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

FCT Servicer:
BNP PARIBAS S.A.
Address:     ACI: CAA05B1 – 3
rue d’Antin, 75002
Paris
Telephone:     +33 (0)1 42 98 19 40 /+33 (0) 1 55 77 47 36
Facsimile:     33 (0) 1 42 98 60 02
Email:     paris_cib_sec_hertz@bnpparibas.com / jerome.eschbach@bnpparibas.com /
eric.moulinet@bnpparibas.com
Attention:     Jérôme Eschbach / Eric Moulinet

Registrar:
BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH
Address:    60, avenue J.F. Kennedy
L-1855 Luxembourg
(Postal Address : L – 2085 Luxembourg)
Telephone:    +352 2696 2000
Fax:        +352 2696 9757
Email:        lux.ostdomiciliees@bnpparibas.com
Attention:    Corporate Trust Operations

Issuer Administrator
HERTZ EUROPE LIMITED
Address:    Hertz House, 11 Vine Street
Uxbridge UB8 1QE
United Kingdom
Email:        bdavies@hertz.com/fbagchi@hertz.com
Attention:    Bryn Davies/Falguni Bagchi

Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator and Spanish Back-Up Administrator:
TMF SFS MANAGEMENT B.V.
Address:    Herikerbergweg 238
1101 CM Amsterdam
The Netherlands
Telephone:    +31(0) 20 5755600
Fax:    +31(0) 20 6730016
Email:    AMS.Secretary.SFS@TMG-Group.com (“Hertz Issuer Back-Up
    Administrator” in subject line)
Attention:    The Managing Director

Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator, German Liquidation Co-ordinator and Spanish Liquidation Co-ordinator:
KPMG LLP
Address:    15 Canada Square
London, E14 5GL
United Kingdom
Telephone:    +44 7976 323262
Email:        Craig.Masters@kpmg.co.uk; Ed.Boyle@kpmg.co.uk;

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

ProjectMalachite@kpmg.co.uk
Attention:    Craig Masters

FCT Account Bank:
BNP PARIBAS SECURITIES SERVICES
Address:    3, 5, 7 rue Général Compans
93500 Pantin
Fax:        +33 1 55 77 78 90 (securities instruction)
Fax:         +33(0) 1 42 98 41 94 (cash instruction)
Email:        paris_bp2s_mc_do_settlement@bnpparibas.com (securities instruction)
Email:        paris_bp2s_fct_cash@bnpparibas.com (cash instruction)

Guarantor:
THE HERTZ CORPORATION
Address:    8501 Williams Road
Estero, Florida 33928
Telephone:    +1 201 307 2607
Fax:        +1 866 444 2755
Attention:    Treasurer

With copies to:

The Hertz Corporation
8501 Williams Road
Estero, Florida 33928
Telephone: +1 239 301 7290
Fax: +1 866 888 3765
Attention: General Counsel

The Hertz Corporation
255 Brae Boulevard
Park Ridge, NJ 07656
Telephone: +1 201 307 2000
Fax: +1 201 307 2746
Attention: Treasury Department

Subordinated Noteholder, Subordinated Note Registrar, Convertible Notes Holder, Preference Certificate Holder:
HERTZ HOLDINGS NETHERLANDS B.V.
Address:    Siriusdreef 62, 2132
WT Hoofddorp
The Netherlands
Email:        bdavies@hertz.com/fbagchi@hertz.com
Attention:    Bryn Davies/Falguni Bagchi

Dutch Account Bank:
BNP PARIBAS S.A., NETHERLANDS BRANCH.
Address:    Herengracht 595, 1017 CE Amsterdam, the Netherlands
Telephone:    +31 (0) 20 5501 384
Email:        robbert.dooijes@bnpparibas.com, asd_cmd@bnpparibas.com
Attention:    Robbert Dooijes (Senior Cash Management Officer)

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

French Account Bank:
BNP PARIBAS S.A.
Address:    Centre d’Affaires Ile de France Ouest
92000 Nanterre
Telephone:    +33 (0) 1 47 67 53 34
Fax:        +33 (0) 1 47 67 53 09
Email:        jean-francois.bengold@bnpparibas.com
Attention:    Jean-François BENGOLD

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

German Account Bank (German Branch):
BNP PARIBAS S.A., GERMANY BRANCH
Address:    Europa-Allee 12, 60327 Frankfurt am Main
Telephone:    +49 (0) 69 7193 1002
Fax:        +49 (0) 69 7193 849561
Email:        csd_germany@bnpparibas.com
Attention:    Ana Tomas

German Account Bank (Irish Branch):
BNP PARIBAS S.A., DUBLIN BRANCH
Address:    5 George’s Dock
Telephone:    +353 (0) 1612 5160
Email:        dl.dublin.legal@bnpparibas.com; emer.gallagher@bnpparibas.com
Attention:    BNPP Dublin Branch Legal Team / Emer Gallagher

Spanish Account Bank:
BNP PARIBAS S.A., SPANISH BRANCH
Address:    C/ Emilio Vargas, 4 – 28043 Madrid
Telephone:    +34 917625342 / +34 917624029
Email:        spain.csd.contracting@bnpparibas.com
Attention:    Departamento de Contracting: Mrs. Silvia Juarez / Mr. Fernando Sousa

Class A Conduit Investor and Class A Committed Note Purchaser:
MATCHPOINT FINANCE PLC
Address:    4th Floor
25–28 Adelaide Road
Dublin 2
Ireland
Telephone:    +353 1 605 3000
Fax:        +353 1 605 3010
Email:        john.hetherington@marsh.com/ alessandro.bortolin@marsh.com
Attention:    The Directors

With a copy to Investment Manager:
BNP PARIBAS S.A., LONDON BRANCH
Address:    10 Harewood Avenue
London NW1 6AA
United Kingdom
Telephone:    +44 20 7595 3104/ 0459/ 5761
Fax:        +44 20 7595 5079
Email:        dl.sec_mp_mgt@uk.bnpparibas.com
Attention:    Asset Finance and Securitisation (Conduit)

Class A Funding Agent:
BNP PARIBAS S.A., LONDON BRANCH
Address:     10 Harewood Avenue
London NW1 6AA
United Kingdom
Telephone:    +44 20 7595 3104/ 0459/ 5761
Fax:        +44 20 7595 5079
Email:        dl.sec_mp_mgt@uk.bnpparibas.com
Attention:     Asset Finance and Securitisation (Conduit)

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

Class A Committed Note Purchaser and Class A Funding Agent:
DEUTSCHE BANK AG, LONDON BRANCH
Address:    Winchester House
1 Great Winchester Street
London EC2N 2DB
United Kingdom
Telephone:    0207 5450917
Fax:        0207 5459763
Email:        Gareth.James@db.com/ Harlan.Rothman@db.com/ Fei.Qi@db.com/
Daniel.Oudiz@db.com
Attention:    Gareth James/ Harlan Rothman/ Fei Qi/ Daniel Oudiz

Class A Conduit Investor:
SHEFFIELD RECEIVABLES COMPANY LLC
Address:    68 South Service Road
Suite 120
Melville
NY 11747
USA
Telephone:    +1 212 412 6736/ +1 212 412 5669/ +44 20 7773 7956
Fax:        + 44 20 773 7963
Email:        sean.white2@barclays.com/ Charles.siew@barclays.com/
Joseph.Muscari@barclays.com/ barcapconduitops@barclayscapital.com
Attention:    Sean White/ Charles Siew/ Joseph Muscari

Class A Committed Note Purchaser and Class A Funding Agent:
BARCLAYS BANK PLC
Address:    5 The North Colonnade
Canary Wharf
London E14 4BB
Telephone:    +1 212 412 6736/ +1 212 412 5669/ +44 20 7773 7956
Fax:        + 44 20 773 7963
Email:        sean.white2@barclays.com/ Charles.siew@barclays.com/

Joseph.Muscari@barclays.com/ barcapconduitops@barclayscapital.com Attention:	Sean White/ Charles Siew/ Joseph Muscari

Class A Conduit Investor and Class A Committed Note Purchaser:
REGENCY ASSETS DESIGNATED ACTIVITY COMPANY
Address:    Vistra Alternative Investments (Ireland) Limited
Block A, Georges Quay Plaza
Georges Quay, Dublin 2
Dublin, Ireland
Telephone:    + 35319631046 / +35319631043 / +35319631035 / +35319631042 /
+35319631049
Fax:        N/A
Email:        alexander.stewart@vistra.com/ diego.montauban@vistra.com/
Bronagh.hardiman@vistra.com/ David.mcguinnes@vistra.com/
Shengjie.xu@vistra.com/ corporateservices.ie@vistra.com
Attention:    The Company Secretary

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

Class A Funding Agent:
HSBC FRANCE
Address:    103 avenue des Champs-Elysées
75008 Paris
France
Telephone:    + 33 (0)1 40 70 26 99  / + 33 (0)1 40 70 27 90  / + 33 (0)1 40 70 28 24
Fax:        N/A
Email:        guillaume.bouet@hsbc.fr / edouard.deneyrieu@hsbc.fr/
pierre.yves.couvreur@hsbc.fr
Attention:    Guillaume BOUET / Edouard de NEYRIEU / Pierre-Yves COUVREUR

Class A Committed Note Purchaser and Class A Conduit Investor:
MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.
Address:    127 rue Amelot
75011 Paris
France
Telephone:    +33 (0)1 74 73 04 75 / +33 (0)1 74 73 04 66
Fax:        +33 (0)1 74 73 04 50
Email:        satmagenta@eurotitrisation.fr
Attention:    Sophie CHOCRON / Christiane ROCHARD

Class A Funding Agent
NATIXIS CIB
Address:    30, avenue Pierre Mendès-France
75013 Paris
France
Telephone:    +33 (0)1 58 55 21 38
Fax:        +33 (0)1 58 19 44 20
Email:        securitisation_middleoffice@natixis.com
Attention:    Caroline PEDREGNO / Frédérique PERRIER

Class A Conduit Investor:
IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY
Address:    1-2 Victoria Buildings
Haddington Road
Dublin 4
Ireland
Telephone:    +353 1 697 5350
Fax:        +353 1 697 5375
Email:        directors-ie@intertrustgroup.com
Attention:    Kathleen Athayde/ Gustavo Nicolosi

And

ROYAL BANK OF CANADA (LONDON BRANCH)
Address:    Riverbank House
2 Swan Lane
London EC4R 3BF
Telephone:    +44 (0)207 653 4334
Fax:        N/A
Email:        rbccm-SF-Europe@rbccm.com
Attention:    Securitization Finance

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

Class A Committed Note Purchaser and Class A Funding Agent:
ROYAL BANK OF CANADA (LONDON BRANCH)
Address:    Riverbank House
2 Swan Lane
London EC4R 3BF
Telephone:    +44 (0)207 653 4334
Fax:        N/A
Email:        rbccm-SF-Europe@rbccm.com
Attention:    Securitization Finance

And

ROYAL BANK OF CANADA
Address:    200 Vesey Street
New York, NY 10281 8098
Telephone:    +1 212 428 6291
Fax:        +1 212 428 2304
Email:        conduit.management@rbccm.com
Attention:    Securitization Finance

With a copy to:
RBC CAPITAL MARKETS
Address:    Two Little Falls Center
2571 Centerville Road, Suite 212
Wilmington, DE 19808
Telephone:    +1 302 892 5903
Fax:        +1 302 892 5900
Email:        conduit.management@rbccm.com
Attention:    Securitization Finance

Class A Committed Note Purchaser and Class A Conduit Investor:
GRESHAM RECEIVABLES (NO. 32) UK LIMITED
Address:    C/O Wilmington Trust Sp Services (London) Limited
Third Floor
1 King's Arms Yard
London, EC2R 7AF
United Kingdom
Telephone:    +44 (0) 207 397 3600
Fax:        N/A
Email:        Transaction Team <TTeam@WilmingtonTrust.com>
Attention:    Mrs Mignon Clarke-Whelan

Class A Funding Agent:
LLOYDS BANK PLC
Address:    10 Gresham Street
London EC2V 7AE
Telephone:    0207 158 1798
Fax:        N/A
Email:        Chris.Rigby@lloydsbanking.com; Batool.Arif@LloydsBanking.com; Edward.Leng@lloydsbanking.com
Attention:    Chris Rigby / Batool Arif / Edward Leng

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

Class A Committed Note Purchaser, Class A Funding Agent and Class A Administrative Agent:
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
Address:    12 Place des Etats-Unis
CS 70052
92547 Montrouge Cedex
France

Telephone:	+33 1 57 87 17 48 (Carole D’HAEYERE) or +33 1 57 87 25 26 (Sarah ABOUNOUR) or +33 1 41 89 63 95 (Daniel PIANTONI)
Fax:        +33 1 57 87 17 58

Email:	mo_titrisation_cacib@ca-cib.com; carole.dhaeyere@ca-cib.com; sarah.abounour@ca-cib.com; dienaba.haidara@ca-cib.com;
philippe.favre@ca-cib.com
Attention:    MO SECURITIZATION CACIB/CAROLE D’HAEYERE-DANIEL PIANTONI

Wilmington Trust SP Services (Dublin) Limited:
Address:    Fourth Floor
3 George’s Dock
IFSC
Dublin 1, Ireland
Telephone:    +353 1 612 5555
Fax:        +353 1 612 5550
Email:        ireland@wilmingtontrust.com

and any Party by notice to the other may designate additional or different addresses for subsequent notices or communications.
Any notice or communication: (i) given in person shall be deemed delivered on the date of delivery of such notice; (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed; (iii) delivered by e-mail or facsimile (other than in the case of the Issuer Security Trustee or any FleetCo Security Trustee) shall be deemed given on the date of delivery of such notice; and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier, provided that any notice or communication which is received after 4.00 p.m. (in the location of the applicable addressee) on any particular day or on a day on which commercial banks and foreign exchange markets do not settle payments in the location of the addressee shall be deemed to have been received and shall take effect from 10.00 a.m. on the next following Business Day.

Each Party hereto acknowledges that, in respect of any notice, communications, requests, instructions or demands delivered by email, the internet cannot guarantee the integrity and safety of the transferred data nor the time period in which such data is processed. The Registrar shall not therefore be liable for any operational incident and its consequences arising from the use of internet.

4	AMENDMENTS AND WAIVERS

4.1
Subject to Sub-Clause 4.2 and Sub-Clause 4.3 below, any term of this Agreement may be amended or waived with the consent of only the Issuer, the Issuer Administrator, the Issuer Security Trustee and the FleetCo Security Trustee and any such amendment or waiver will be binding on all of the Parties hereto.

4.2
An amendment or waiver which adversely affects any Party hereto (other than the Noteholders, Committed Note Purchasers, Conduit Investors and Funding Agents) may not be effected without the consent of each such adversely affected Party.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

4.3
The Issuer may only give its consent in accordance with Sub-Clause 4.1 if it has first received the necessary consents in accordance with Annex 2 paragraph 2 (Amendments) of the Issuer Facility Agreement.

5	DUTCH POWER OF ATTORNEY
If an entity incorporated in the Netherlands is represented by an attorney or attorneys in connection with the signing, execution or delivery of this Agreement or any document, agreement or deed referred to herein or made pursuant hereto, the relevant power of attorney is expressed to be governed by the laws of the Netherlands and it is hereby expressly acknowledged and accepted by the other parties that such laws shall govern the existence and extent of such attorney’s or attorneys’ authority and the effects of the exercise thereof.

6	AMENDMENTS TO FRENCH RELATED DOCUMENTS

6.1
To the extent necessary, the parties to the French Related Documents will, as soon as reasonably practicable, enter into good faith discussions with a view to conform the French Related Documents and the transactions contemplated therein to the provisions of the Ordinance 2017-1432 dated 4 October 2017 which are not into force at the date hereof, as and when in force and applicable.

6.2
As soon as reasonably practicable following the Closing Date (and in any event prior to the Payment Date on 26 November 2018), the parties to the French Related Documents will enter into good faith discussions with a view to implementing operational measures (and modifying the French Related Documents to the extent necessary to do so) to improve the timing of payment instructions and ensuring same day payments can be made in a timely manner between the French Accounts, the FCT Accounts and the Issuer Accounts.

7	SERVICE OF PROCESS
Each of the Issuer, the Subordinated Noteholder, Dutch FleetCo, Dutch OpCo, French FleetCo, French OpCo, the FCT, German FleetCo, German OpCo, Spanish FleetCo and Spanish OpCo agrees that the process by which any proceedings arising out of or in connection with this Agreement or any other Related Document may be served on it is by being delivered to Hertz Europe Limited of Hertz House, 11 Vine Street, Uxbridge, Middlesex UB8 1QE and if the appointment of a process agent by a party ceases to be effective, each such party shall immediately appoint another person in England as its process agent in respect of this Agreement and notify the other parties of the appointment and, if such party to a Related Document fails to appoint such further person, the Issuer Security Trustee may appoint another agent for this purpose. Each of the Issuer, the Subordinated Noteholder, Dutch FleetCo, Dutch OpCo, French FleetCo, French OpCo, the FCT, German FleetCo, German OpCo, Spanish FleetCo and Spanish OpCo further agrees that failure by an agent for service of process to notify such party to a Related Document of such process will not invalidate the proceedings concerned.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

INTERNATIONAL FLEET FINANCING NO. 2 B.V.
as Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder and Spanish Noteholder
By:     /s/ Alan Geraghty __________________________________
    Name: Alan Geraghty
Title: Director

HERTZ AUTOMOBIELEN NEDERLAND B.V.,
as Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer
By:     /s/ Bryn Cavers-Davies
    Name: Bryn Cavers-Davies
Title: Authorised Signatory

STUURGROEP FLEET (NETHERLANDS) B.V.
as Dutch FleetCo, Dutch Lessor and, acting through its Spanish branch, Spanish FleetCo and Spanish Lessor
Interust Management B.V.
Managing Director
By:     /s/ E.M. van Ankeren         /s/ V. Vink
    Name: E.M. van Ankeren A. Vink
Title: Managing Director Proxyholder

HERTZ FRANCE S.A.S.
as French OpCo, French Lessee, French Administrator and French Servicer
By:     /s/ Bryn Cavers-Davies
    Name: Bryn Cavers-Davies
Title: Authorised Signatory

RAC FINANCE S.AS.,
as French FleetCo and French Lessor
By:     /s/ Denis Mancheron
    Name: Denis Mancheron
Title: Finance Director

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

HERTZ DE ESPANA SL
as Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer
By:     /s/ Nuria Serrano
    Name: Nuria Serrano
Title:

HERTZ AUTOVERMIETUNG GMBH
as German OpCo, German Lessee, German Administrator and German Servicer
By:     /s/ Bryn Cavers-Davies
    Name: Bryn Cavers-Davies
Title: Authorised Signatory

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

SIGNED for and on behalf of HERTZ FLEET LIMITED
as German FleetCo and German Lessor,
by its lawfully appointed attorney: Rhys Owens                /s/ Rhys Owens
                                    (Attorney signature)
in the presence of:

/s/ Eoin Dunne
(Witness’ Signature)

Eoin Dunne___________________
(Witness’ Name)

Fourth Floor
3 George’s Dock
IFSC
Dublin 1
______________________
(Witness’ Address)

Administrator
(Witness’ Occupation)

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

EUROTITRISATION S.A.
as FCT Management Company and on behalf of FCT YELLOW CAR

By:/s/ Julien Leleu
Name: Julien Leleu
Title: Directeur Général

BNP PARIBAS SECURITIES SERVICES as FCT Custodian By: /s/ Baptiste Uguen Name: Baptiste Uguen Title: BNP Paribas Securities Services Contrôle Dépositaire France Responsable Equipe Titrisation	/s/ Francois Depeuille Francois Depeuille BNP Paribas Securities Services Contrôle Dépositaire France Responsible Contrôle Dépositaire France

BNP PARIBAS SECURITIES SERVICES as FCT Registrar By: /s/ Nathalie Lecointre Name: Nathalie Lecointre Title: BNP Paribas Securities Services Head of Transaction Management CTS Debt	/s/ Daniel Lim Daniel Lim
BNP PARIBAS S.A. as FCT Servicer and French Lender By: /s/ Michaël Benharrous Name: Michaël Benharrous Title: Authorised Signatory	/s/ Alexandre Le Glanic Alexandre Le Glanic Authorized Attorney

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH as Registrar By: /s/ Darren Moran Name: Darren Moran Title: Transaction Manager	/s/ Caroline Frere Caroline Frere

HERTZ EUROPE LIMITED
as Issuer Administrator
By:     /s/ Bryn Cavers-Davies
    Name: Bryn Cavers-Davies
Title: Authorised Signatory

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

TMF SFS MANAGEMENT B.V.
as Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator and Spanish Back-Up Administrator

By: /s/ J.P. Boonman________ Name: J.P. Boonman Title: Attorney-in-Fact A TMF Management B.V. Managing Director	By: /s/ P.M. Bazen________ Name: P.M. Bazen Title: Attorney-in-Fact B TMF Management B.V. Managing Director

KPMG LLP
as Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator, German Liquidation Co-ordinator and Spanish Liquidation Co-ordinator
By:     /s/ Mark Raddan
    Name: Mark Raddan
Title: Board Member
BNP PARIBAS TRUST CORPORATION UK LIMITED
as Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee

By: /s/ Helen Tricard Name: Helen Tricard Title: Director	/s/ Clive Kentish

BNP PARIBAS SECURITIES SERVICES
as FCT Account Bank

By: /s/ Nathalie Lecointre Name: Nathalie Lecointre Title: BNP Paribas Securities Services Head of Transaction Management CTS Debt	/s/ Daniel Lim Daniel Lim
THE HERTZ CORPORATION
as Guarantor
By:     /s/ R. Scott Massengill
    Name: R. Scott Massengill
Title: SVP and Treasurer

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

HERTZ HOLDINGS NETHERLANDS B.V.
as Subordinated Noteholder and Subordinated Note Registrar
By:     /s/ Bryn Cavers-Davies
    Name: Bryn Cavers-Davies
Title: Authorised Signatory

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

SIGNED for and on behalf of MATCHPOINT FINANCE PUBLIC LIMITED COMPANY as Class A Conduit Investor and Class A Committed Note Purchaser,
by its lawfully appointed attorney:
/s/ Brian McDonagh                (Matchpoint Finance Public Limited Company
in the presence of: -
by its attorney Brian McDonagh)
_ /s/ Alessandro Bortolin _                    Director
(Witness’ Signature)

4th Floor, 25-28 Adelaide Road
Dublin 2, Ireland
(Witness’ Address)

Accountant
(Witness’ Occupation)

BNP PARIBAS S.A., LONDON BRANCH
as Class A Funding Agent
By:     /s/ Pierre-Baptiste Gay
    Name: Pierre-Baptiste Gay
Title: Securitization Officer

By:     /s/ Manuel Nunes
    Name: Manuel Nunes
Title: Securitization Officer

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

DEUTSCHE BANK AG, LONDON BRANCH
as Class A Funding Agent
By: /s/ Harlan Rothman
Name: Harlan Rothman
Title: Managing Director
Deutsche Bank

By: /s/ Roey Eyal
Name: Roey Eyal
Title: Managing Director

DEUTSCHE BANK AG, LONDON BRANCH
as Class A Committed Note Purchaser

By: /s/ Harlan Rothman
Name: Harlan Rothman
Title: Managing Director
Deutsche Bank

By: /s/ Roey Eyal
Name: Roey Eyal
Title: Managing Director

SHEFFIELD RECEIVABLES COMPANY LLC
as Class A Conduit Investor by Barclays Bank PLC as attorney-in-fact

By: /s/ Sean White Name: Sean White Title: Director

BARCLAYS BANK PLC
as Class A Committed Note Purchaser and Class A Funding Agent

By: /s/ Sean White Name: Sean White Title: Director

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

SIGNED for and on behalf of REGENCY ASSETS DESIGNATED ACTIVITY COMPANY as Class A Conduit Investor and Class A Committed Note Purchaser by its lawfully appointed attorney in the presence of:

/s/ Alexander Stewart
 (Witness’ Signature)

Vistra Alternative Investments (Ireland) Limited, Block A, Grorges Quay Paza,
Georges Quay, Dublin 2
Dublin, Ireland

 (Witness’ Address)

Client Services Administrator
(Witness’ Occupation)

/s/ David McGuinness Signature David McGuinness Print Name of Attorney

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

HSBC FRANCE
as Class A Funding Agent

By: /s/ Guillaume Bouet Name: Guillaume Bouet Title: Director	/s/ Edouard de Neyrieu Edouard de Neyrieu

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.
as Class A Conduit Investor and Class A Committed Note Purchaser
By:/s/ Julien Leleu
Name: Julien Leleu
Title: Directeur Général

NATIXIS CIB
as Class A Funding Agent
By: /s/ Thomas Pons
Name: Thomas Pons
Title: E.D.

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY
as Class A Conduit Investor
By: /s/ Joshua Brady
    Name: Joshua Brady
    Title: Authorised Signatory

ROYAL BANK OF CANADA (LONDON BRANCH)
as Class A Committed Note Purchaser and Class A Funding Agent

By: /s/ Austin J. Meier Name: Austin J. Meier Title: Authorized Signatory	/s/ Joshua Brady Name: Joshua Brady Title: Authorised Signatory

GRESHAM RECEIVABLES (NO. 32) UK LIMITED
as Class A Committed Note Purchaser and Class A Conduit Investor
By: /s/ Daniel Wynne
Name: Daniel Wynne
Title: Director

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

LLOYDS BANK PLC
as Class A Funding Agent
By: /s/ Michael Hodgson
Name: Michael Hodgson
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Class A Committed Note Purchaser, Class A Funding Agent and Class A Administrative Agent
By:     /s/ Laurent Haik______________________
    Name: Laurent Haik
Title:

By:     /s/ Stephanie Passet
    Name: Stephanie Passet
Title: Executive Director

BNP PARIBAS S.A., DUBLIN BRANCH
as Issuer Account Bank and German Account Bank (Irish Branch)

By: /s/ Thomas Harden Name: Thomas Harden Title: Authorised Signatory	/s/ Cormac O’Reilly Name: Cormac O’Reilly Title: Authorised Signatory

BNP PARIBAS S.A., NETHERLANDS BRANCH
as Dutch Account Bank

By: /s/ Isabelle Cogitore Name: Isabelle Cogitore Title: Head of Risk Corporate Netherlands	/s/ Edwin Herskovic Name: Edwin Herskovic Title: BNP Paribas SA. Netherlands Branch Head Legal Affairs

BNP PARIBAS S.A.
as French Account Bank

By: /s/ Jean Francois Bengold Name: Jean Francois Bengold Title: Relationship Manager	BNP Paribas Centre D’Affaires Enterprises Ile de France Ouest 85-93 Rue des Trois Fontanot Immeuble Avenue II 92000 Nanterre Tel: 01.47.67.53.06 Fax: 01.47.67.53.70

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

TMF FRANCE MANAGEMENT SARL
as TMF Sarl

By:     /s/ Yvette van Loon
    Name: Yvette van Loon
Title: Geranl/Manager

TMF FRANCE SAS
as TMF SAS

By:     /s/ Yvette van Loon
    Name: Yvette van Loon
Title: Managing Director

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

BNP PARIBAS S.A., GERMAN BRANCH
as German Account Bank (German Branch)

By: /s/ Vlassios Papadopoulos Name: Vlassios Papadopoulos Title:	/s/ Magdalena Kowalska Magdalena Kowalska

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

SANNE TRUSTEE SERVICES LIMITED
as trustee of the Hertz Funding France Trust

By: /s/ John Pendergast Name: John Pendergast Title: Authorised Signatory	/s/ Richard Go Richard Go Authorised Signatory

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].

BNP PARIBAS SECURITIES SERVICES
as FCT Paying Agent

By: /s/ Nathalie Lecointre Name: Nathalie Lecointre Title: BNP Paribas Securities Services Head of Transaction Management CTS Debt	/s/ Daniel Lim Daniel Lim

[MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT – SIGNATURE PAGE]